SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /
Check the appropriate box:
  / /     Preliminary Proxy Statement       / /  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
  /X/     Definitive Proxy Statement
  / /     Definitive Additional Materials
  / /     Soliciting Material Pursuant to Section 240.14a-12


                              COMPLETEL EUROPE N.V.
------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                                       N/A
------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
  /X/   No fee required.
  / /   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)    Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
        (2)    Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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        (4)    Proposed maximum aggregate value of transaction:

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        (5)    Total fee paid:

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  / /   Fee paid previously with preliminary materials.

  / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid:_____________________________________
        2)     Form, Schedule or Registration Statement No.:_______________
        3)     Filing Party: ______________________________________________
        4)     Date Filed: ________________________________________________

                              COMPLETEL EUROPE N.V.
                     NOTICE OF EXTRAORDINARY GENERAL MEETING

                           TO BE HELD AUGUST 20, 2002

TO THE SHAREHOLDERS OF COMPLETEL EUROPE N.V.

     We, CompleTel Europe N.V., invite you to attend our extraordinary general meeting that will take place at the World Trade Center, Schipholboulevard 127, 1118 BG, Schiphol, The Netherlands. This meeting will begin at 3:00 p.m. local time on Tuesday, August 20, 2002. The purposes of the meeting are as follows:

     (a) To amend our articles of association in order to provide for a 670-to-one reverse split of each of our Ordinary shares, combined with a reduction in the nominal value of the resulting shares to EURO 0.04 per share;

     (b) To amend our articles of association to enable us to effect our recapitalization, as described in the attached proxy statement, in accordance with the proposal of our Board of Management, as approved by our Supervisory Board;

     (c) To grant discharge to the members of our Supervisory Board and Board of Management from liability in respect of the exercise of their duties in connection with our recapitalization;

     (d) To authorize the redemption, on July 1, 2007, of the Preferred shares to be issued in our recapitalization in accordance with their terms; and

     (e) To discuss such other business as may properly come before the meeting.

     Proposals (b), (c), and (d) are collectively referred to herein and in the attached proxy statement as the "recapitalization proposals." Effectiveness of each of the recapitalization proposals is conditioned upon approval of all of the other recapitalization proposals and other conditions described in the attached proxy statement. Holders of approximately 60% of our outstanding Ordinary shares have previously agreed to vote in favor of the recapitalization proposals, so that their passage is assured.

     We are seeking the approval of the recapitalization proposals in connection with our proposed recapitalization. We currently estimate that, in the absence of this approval, Completel SAS, our operating subsidiary, would fully utilize its existing cash resources by the end of August 2002, become insolvent and be required to be liquidated, which would effectively also result in our liquidation. The proposed recapitalization is intended to address this lack of funding. We expect that, upon the completion of the recapitalization, our cash balances, together with the anticipated cash flow from our operations, will provide us with sufficient capital to fully fund our business to cash flow breakeven.

     The proposed recapitalization involves very substantial dilution to our existing shareholders, whose shares will comprise only approximately 3% of our share capital that would be outstanding after the recapitalization. Additional information concerning the proposed recapitalization is available under the section of the attached proxy statement entitled "Description of the Recapitalization."

     Following the consummation of the proposed recapitalization, we intend to hold (most likely in October or November of 2002) a further extraordinary general meeting for the purpose of electing new Supervisory Directors. In the event that our shareholders elect to our Supervisory Board a majority of individuals who are not US citizens or residents, we would then qualify as a "foreign private issuer" within the meaning of Rule 3b-4 under the Securities Exchange Act of 1934, and consequently be exempt from certain requirements under the U.S. securities laws, including the proxy rules and the obligation to file quarterly reports on Form 10-Q. We intend, however, to continue to make public quarterly financial statements and related information.


     Our proxy statement, the proxy card and attendance form are included with this notice of our extraordinary general meeting in 2002. On or prior to August 12, 2002, we first mailed this package of documents to each registered holder of our Ordinary shares at the close of business on July 31, 2002. Furthermore, each broker, dealer or other participant in the clearing systems of the Depository Trust Company and Euroclear France who, at this time, might have held our Ordinary shares on behalf of beneficial owners has been supplied with the number of these document packages that it requested for distribution to beneficial owners.


     From today until the close of our extraordinary general meeting, our proxy materials will also be available on our website at www.completel.com and available for inspection at:

     - our registered offices located at Blaak 16, 3011 TA Rotterdam, The Netherlands; and

     - the offices of JPMorgan Chase Bank ("JPMorgan") located at 60 Wall Street, New York, NY 10260, USA.

     Copies of these documents can be obtained free of charge by our registered shareholders and other persons entitled to attend our shareholders meetings by written request to CompleTel Europe N.V., Blaak 16, 3011 TA Rotterdam, The Netherlands, Attention: Investor Relations.

     If you are a registered shareholder (that is, if you hold our Ordinary shares registered in your own name), you may vote your shares by following one of the two procedures described below:

     1) VOTING IN PERSON BY REGISTERED SHAREHOLDERS. To be eligible to vote your shares in person at our extraordinary general meeting, you must complete and sign the enclosed attendance form, and JPMorgan must receive the completed attendance form from you no later than 3:00 p.m. (New York City time) on August 16, 2002. JPMorgan's address is listed on the attendance form. The timely receipt by JPMorgan of the duly completed and signed attendance form will constitute a notification to us of your intention to exercise your voting and meeting rights.

     2) VOTING OF REGISTERED SHAREHOLDERS BY PROXY. To vote your shares by proxy, you must complete and sign the enclosed proxy card, and JPMorgan must receive the completed proxy card from you no later than 3:00 p.m. (New York City time) on August 16, 2002. JPMorgan's address is listed on the proxy card. The timely receipt by JPMorgan of the duly completed and signed proxy card will constitute a notification to us of your intention to exercise your voting rights by means of a proxy.

     If you are not a registered shareholder, but, through a bank, broker or another agent, you beneficially own our Ordinary shares, you may instruct your agent to vote your shares. To do so, complete, sign and return to your agent the voting instruction form that it provided to you, as instructed by your agent. Your agent must receive the relevant form prior to the deadline it establishes. We expect your agent will set this deadline sometime before the August 16 deadline applicable to our registered shareholders, since sufficient time must be allowed for your agent to process the voting instructions that it receives from you and all of its other clients, such that a proxy card reflecting these instructions is received by JPMorgan no later than August 16, 2002.

                                    By order of the Board of Management


                                    John M. Hugo
                                    Corporate Controller and
                                    Chief Accounting Officer

Rotterdam, The Netherlands

August 12, 2002

                                TABLE OF CONTENTS

DISTRIBUTION OF PROXY MATERIAL, AVAILABLE INFORMATION.............................................................1
VOTING INFORMATION................................................................................................1
COST OF SOLICITATION..............................................................................................4
OUR PRINCIPAL SHAREHOLDERS AND SHARE OWNERSHIP BY OUR MANAGEMENT..................................................5
SELECTED FINANCIAL DATA...........................................................................................7
FORWARD-LOOKING STATEMENTS........................................................................................9
DESCRIPTION OF THE RECAPITALIZATION..............................................................................10
UNAUDITED HISTORICAL AND PRO FORMA CASH, CASH EQUIVALENTS AND CAPITALIZATION.....................................23
DESCRIPTION OF SHARE CAPITAL.....................................................................................24
PROPOSALS........................................................................................................32
PROPOSAL 1 - REVERSE SHARE SPLIT.................................................................................32
PROPOSAL 2 - AMENDMENTS TO OUR ARTICLES OF ASSOCIATION...........................................................33
PROPOSAL 3 - DISCHARGE FROM LIABILITY OF MEMBERS OF THE MANAGEMENT AND SUPERVISORY BOARDS IN CONNECTION
  WITH THE RECAPITALIZATION......................................................................................36
PROPOSAL 4 - REDEMPTION OF PREFERRED SHARES......................................................................37
FINANCIAL AND OTHER INFORMATION..................................................................................38
CHANGES IN ACCOUNTANTS...........................................................................................39

APPENDIX A - PROPOSED AMENDMENTS TO THE ARTICLES OF ASSOCIATION OF COMPLETEL EUROPE N.V.........................A-1

APPENDIX B - FINANCIAL INFORMATION..............................................................................F-1

APPENDIX C - ADDITIONAL REQUIRED INFORMATION....................................................................C-1

                              COMPLETEL EUROPE N.V.

                                 PROXY STATEMENT

                      -------------------------------------

     This proxy statement is being sent to you in connection with the solicitation of proxies by the Supervisory Board and Board of Management of CompleTel Europe N.V., a company incorporated under the laws of The Netherlands, for its extraordinary general meeting to be held on Tuesday, August 20, 2002. This meeting will begin at 3:00 p.m. local time, at the World Trade Center, Schipholboulevard 127, 1118 BG, Schiphol, The Netherlands.

     DISTRIBUTION OF PROXY MATERIAL, AVAILABLE INFORMATION


     On or prior to August 12, 2002, we first mailed this proxy statement, the proxy card and attendance form and the notice of our extraordinary general meeting in 2002 to each registered holder of our Ordinary shares, par value
EURO 0.10, at the close of business on July 31, 2002. Furthermore, each broker, dealer or other participant in the clearing systems of the Depository Trust Company ("DTC") and Euroclear France ("Euroclear") who, at this time, might have held our Ordinary shares on behalf of beneficial owners has been supplied with the number of these document packages that it requested for distribution to beneficial owners.


     From today until the close of our extraordinary general meeting, our proxy materials will also be available on our website at www.completel.com and available for inspection at:

     - our registered offices located at Blaak 16, 3011 TA Rotterdam, The Netherlands; and

     - the offices of JPMorgan Chase Bank ("JPMorgan") located at 60 Wall Street, New York, NY 10260, USA.

     Copies of these documents can be obtained free of charge by our registered shareholders, and other persons entitled to attend our shareholders meetings by written request to CompleTel Europe N.V., Blaak 16, 3011 TA Rotterdam, The Netherlands, Attention: Investor Relations.

                               VOTING INFORMATION


     MATTERS TO BE DECIDED AT THE EXTRAORDINARY GENERAL MEETING. The enclosed notice of our extraordinary general meeting in 2002 outlines all the matters that we know, as of August 10, 2002, are to be brought before the extraordinary general meeting. These matters are described below in further detail.


     RIGHT TO ATTEND THE EXTRAORDINARY GENERAL MEETING. Each of our registered shareholders as of the date of the extraordinary general meeting and other parties who, under Dutch law, are entitled to attend our shareholders meetings (for example, pledgees and usufructuaries of shares who have voting rights) and their authorized agents, are entitled to attend our extraordinary general meeting, provided that they give us at least seven days prior notice of their intention to do so.

     HOW TO ATTEND THE EXTRAORDINARY GENERAL MEETING. If you are a registered shareholder (that is, you hold our Ordinary shares registered in your own name) and wish to attend the extraordinary general meeting, or to be represented at the meeting by an agent, you must complete and sign the enclosed attendance form, and JPMorgan must receive the form from you no later than 3:00 p.m. (New York City time) on August 16, 2002. In addition, if you intend to be represented by an agent, you must indicate so on the attendance form AND your agent must present a duly executed power-of-attorney to obtain admission to our extraordinary general meeting.

     If you are not a registered shareholder, but you beneficially own Ordinary shares that are registered in the name of another person, you may attend the extraordinary general meeting as an agent of the registered shareholder. If you wish to do so, you should instruct the registered holder of your shares to submit an attendance form in accordance with the procedures described above. In addition, you must obtain a duly executed power-of-attorney from such registered shareholder and bring it to the meeting.

     RIGHT TO VOTE. As a company incorporated under the laws of The Netherlands, we are governed by Dutch corporate law. Under Dutch corporate law, only persons who are our registered shareholders on the day of our extraordinary general meeting are entitled to vote on the matters to be decided by the meeting. If you are such a registered shareholder, you may only vote the amount of our Ordinary shares that you hold of record on the day of our extraordinary general meeting.

     Some of our Ordinary shares are held of record by DTC and Euroclear on behalf of institutions that have accounts with these clearing systems. As brokers, dealers or other types of agents, these participants in DTC and Euroclear may, in turn, hold interests in our Ordinary shares on behalf of their clients. If you own interests in our Ordinary shares as, or through, a participant in a clearing system, you must rely on the procedures of that clearing system and participant to exercise voting rights. We understand that under existing market practice DTC and Euroclear, as registered shareholders, would act upon the voting instructions of their participants and these participants would act upon the voting instructions of their clients who are beneficial owners of our Ordinary shares.

     HOW TO VOTE. If you are a registered shareholder (that is, if you hold our Ordinary shares registered in your own name), you may vote your shares by following one of the two procedures described below:

     1) VOTING IN PERSON BY REGISTERED SHAREHOLDERS. To be eligible to vote your shares in person at our extraordinary general meeting, you must complete and sign the enclosed attendance form, and JPMorgan must receive the completed attendance form from you no later than 3:00 p.m. (New York City time) on August 16, 2002. JPMorgan's address is listed on the attendance form.

     2) VOTING OF REGISTERED SHAREHOLDERS BY PROXY. To vote your shares by proxy, you must complete and sign the enclosed proxy card, and JPMorgan must receive the completed proxy card by August 16, 2002. JPMorgan's address is listed on the proxy card.

     If you are not a registered shareholder, but you beneficially own our Ordinary shares through a bank, broker or another agent, you may instruct your agent to vote your shares. To do so, complete, sign and return to your agent the voting instruction form provided to you by your agent in accordance with the instructions thereof. Your agent must receive the relevant form prior to the deadline it establishes. We expect your agent will set this deadline sometime before the August 16 deadline applicable to our registered shareholders, since sufficient time must be allowed for your agent to process the voting instructions that it receives from you and all of its other clients, such that a proxy card reflecting these instructions is received by JPMorgan no later than August 16, 2002.

     REVOKING YOUR PROXY. If you are a registered shareholder who has submitted a proxy, you may change your vote by (1) sending a written notice of revocation to JP Morgan; (2) submitting a later proxy; or (3) attending the extraordinary general meeting AND voting in person (in which case you must submit an attendance form). In each case, your notice of revocation, subsequently dated proxy or attendance form must be received by JPMorgan no later than 3:00 p.m. (New York City time) on August 16, 2002.

     If you are a beneficial owner of our Ordinary shares who has submitted a proxy card or voting instructions form to your bank, broker or other agent, you may change your vote by following your agent's procedures for this purpose.

     RETURNING YOUR PROXY WITHOUT INDICATING YOUR VOTE. If you are a registered shareholder and you return a sign proxy card without indicating your vote and do not revoke your proxy, your shares will be voted as follows:

     1.   FOR the proposed reverse share split;

     2.   FOR the proposed amendments of our articles of association;

     3. FOR the discharge from liability of members of our Supervisory and Management Boards in connection with the recapitalization; and

     4.   FOR the future redemption of the Preferred shares.

     If you beneficially own interests in our Ordinary shares through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some or all of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval.

     VOTING "ABSTAIN". You can vote "abstain" with regard to some or all of the proposals. If you vote to "abstain," your shares will not be voted and will not be counted in determining the shares necessary for the approval.

     QUORUM. The presence at our extraordinary general meeting, in person or by proxy, of the holders of one-third of our Ordinary shares outstanding on the day of the extraordinary general meeting will constitute a quorum, permitting the meeting to conduct its business. As of July 31, 2002, 160,555,222 of our Ordinary shares were outstanding, each entitled to one vote other than 3,135,192 shares that we held in treasury as of that date. We do not expect this number to change significantly between now and the day of the extraordinary general meeting. Holders of approximately 60% of our outstanding Ordinary shares have previously agreed to attend the extraordinary general meeting in person or by proxy, so that the presence of a quorum is assured.


     VOTES REQUIRED TO ADOPT THE PROPOSALS. All matters to be voted on at the extraordinary general meeting require the vote of a majority of the votes cast by shareholders represented at the meeting in person or by proxy. Holders of approximately 60% of our outstanding Ordinary shares have previously agreed to vote in favor of the recapitalization proposals, so that their passage is assured.

     POSTPONEMENT OR ADJOURNMENT OF THE EXTRAORDINARY GENERAL MEETING. If the extraordinary general meeting is postponed or adjourned, your proxy or voting instructions will still be valid and may be voted at the postponed or adjourned meeting.

     RECOMMENDATION. Our Supervisory and Management Boards voted unanimously to approve the recapitalization plan and recommend that you vote FOR the approval of each of the proposals included in this proxy statement.

                              COST OF SOLICITATION

     The entire cost of the preparation of the proxy materials and the solicitation by our Supervisory Board of your proxy will be borne by Completel SAS, our operating subsidiary. Our directors, officers and employees will not receive any additional compensation for soliciting proxies. Proxies may be solicited by mail or other means. We have retained JPMorgan and will reimburse JPMorgan for its related out-of-pocket expenses. We will also reimburse brokerage houses and other nominees and fiduciaries in the U.S. for their reasonable out-of-pocket expenses for forwarding soliciting materials to beneficial owners of our Ordinary shares.

        OUR PRINCIPAL SHAREHOLDERS AND SHARE OWNERSHIP BY OUR MANAGEMENT

OUR PRINCIPAL SHAREHOLDERS




     The following table sets forth information regarding the beneficial ownership of our Ordinary shares as of July 20, 2002 by:

     - each of our Named Executive Officers, except for Messrs. Pearson, Lacey, Rushe and Patrick, former executive officers of ours who are no longer required to report their beneficial ownership in our Ordinary shares;

     -    each member of our Supervisory Board;

     - all our executive officers and members of our Supervisory Board as a group;

     - each shareholder who is known to us to own beneficially more than 5% of our Ordinary shares as of such date.


                                                                                       COMPLETEL EUROPE N.V.
                                                                                    SHARES            PERCENTAGE
   NAME OF BENEFICIAL OWNER                                                          OWNED             OF SHARES
   DIRECTORS AND NAMED EXECUTIVE OFFICERS:
   Timothy A. Samples(1).................................................           1,500,000                0.9
   Jerome de Vitry(2)(8).................................................             116,312                   *
   James E. Dovey(3)(8)(9)...............................................           3,975,532                2.5
   Lawrence F. DeGeorge(4)(7)(8).........................................          26,706,043               16.8
   James C. Allen(5)(8)(9)...............................................             833,437                0.5
   Paul J. Finnegan(6)...................................................                  --                   *
   James H. Kirby(6).....................................................                  --                   *
   James N. Perry, Jr.(6)................................................                  --                   *
   All directors and executive officers as a group (8 persons)...........          33,131,324               20.8%
   5% AND OTHER PRINCIPAL OWNERS:
   Madison Dearborn Partners(6)(8).......................................          64,573,990               40.6
   DeGeorge Telcom Holdings Limited Partnership(7)(8)....................          26,208,676               16.5
   Meritage Private Equity Funds(8)(9)...................................           6,758,479                4.3


----------
*    Less than 0.5%.

(1) Mr. Timothy Samples received, on March 14, 2001, options to purchase 1,500,000 of our shares. Effective May 17, 2002, Mr. Samples resigned his positions as our President, Chief Executive Officer and Managing Director. In accordance with his resignation agreement, 100% of his 1,500,000 options vested and thus he may be deemed to have beneficial ownership of the 1,500,000 Ordinary shares that he can acquire by exercising these stock options.

(2) These shares are owned indirectly by Mr. de Vitry through his ownership interests in CompleTel LLC.

(3) 1,333,663 of these shares are owned indirectly by Mr. Dovey through his ownership interest in CompleTel LLC. 2,637,079 shares are owned directly by Mr. Dovey. Mr. Dovey disclaims beneficial ownership as to the remaining 4,790 shares, which are owned by his wife.


(4) 497,367 of these shares are owned directly by Mr. DeGeorge. The remaining 26,208,676 shares are owned indirectly through DeGeorge Telcom Holdings Limited Partnership. Mr. DeGeorge is the Chairman and Chief Executive Officer of LPL Investment Group, Inc., which controls DeGeorge Telcom Holdings Limited Partnership.

(5) 32,554 of these shares are owned indirectly by Mr. Allen through his ownership interests in CompleTel LLC. 800,295 of the shares are owned directly by Mr. Allen. Mr. Allen disclaims beneficial ownership as to the remaining 588 shares, which are owned by Mr. Allen's wife.

(6) 2,924,659 of these shares are owned indirectly by Madison Dearborn Capital Partners II, L.P. through its ownership interests in CompleTel LLC. The remaining 61,649,331 shares are owned directly. Messrs. Finnegan, Kirby and Perry are managing directors of Madison Dearborn Partners, Inc., the general partner of the general partner of Madison Dearborn Capital Partners II, L.P. The address of Madison Dearborn Partners is Three First National Plaza, Chicago, Illinois 60602.

(7) 1,208,023 of these shares are owned indirectly by DeGeorge Telcom Holdings Limited Partnership through its ownership interests in CompleTel LLC. The remaining 25,000,653 shares are owned directly. Mr. DeGeorge has sole voting and investment power over the shares owned by DeGeorge Telcom Holdings Limited Partnership. The address of DeGeorge Telcom Holdings Limited Partnership is 639 Isbell Road, Suite 390, Reno, Nevada 89509.

(8) CompleTel LLC owns some of our Ordinary shares directly, and some indirectly through its wholly owned subsidiary, CompleTel (N.A.) N.V. Holders of common interests in CompleTel LLC could be deemed to be beneficial owners of our Ordinary shares that are owned by CompleTel LLC, because (a) CompleTel (N.A.) N.V.'s power to vote and dispose of our outstanding Ordinary shares is exercised by CompleTel (N.A.) N.V.'s sole managing director, who is appointed by CompleTel LLC as sole owner of all the voting interests in CompleTel (N.A.) N.V. and (b) CompleTel LLC's power to vote and dispose of its equity interests in CompleTel (N.A.) N.V. is exercised by CompleTel LLC's board of managers, which is elected by the holders of CompleTel LLC's common interests. The address of CompleTel LLC is 6300 South Syracuse Way, Suite 320, Englewood, Colorado 80111.

(9) 284,030 of these shares are owned indirectly by Meritage Private Equity Funds through its ownership interests in CompleTel LLC. The remaining shares are owned directly by Meritage Private Equity Funds. Messrs. Dovey and Allen are investment directors of Meritage Private Equity Funds. The address of Meritage Private Equity Funds is 1600 Wynkoop, Suite 300, Denver, Colorado 80202-5910.

                             SELECTED FINANCIAL DATA

     The following selected consolidated financial data has been derived from our consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. Our consolidated financial statements as of and for the three years ended December 31, 2001, 2000 and 1999 have been restated. The revisions that were applied to these financial statements are described in Note 2 to our restated consolidated annual financial statements included in Appendix B to this proxy statement. The selected consolidated financial data set forth below are qualified by reference to, and should be read in conjunction with, our consolidated financial statements and notes hereto and also with the section of this proxy statement entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations."



                                                                                                           COMMENCEMENT
                                                                                                           OF OPERATIONS
                    THREE MONTHS      THREE MONTHS       YEAR ENDED        YEAR ENDED     YEAR ENDED     (JANUARY 8, 1998)
 STATEMENT OF        ENDED MARCH       ENDED MARCH     DECEMBER 31,         DECEMBER       DECEMBER       TO DECEMBER 31,
OPERATIONS DATA:       31 2002           31, 2001          2001             31, 2000       31, 1999            1998
                     (UNAUDITED)       (UNAUDITED)       (RESTATED)

                                          (EURO, IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

Revenue...........   EURO 29,126       EURO 19,656     EURO  97,909      EURO  31,540    EURO  2,861            EURO     -

Operating
 expenses:
Network costs.....        20,484            18,691           86,855            33,038          2,307                     -
 Selling,
 general and
 administrative...        18,439            25,297           98,228            79,606         30,302                 3,754
Allocated costs
 from an
 affiliate........             -                 -            5,402            12,090          6,195                 2,551
Non-cash
 compensation
 charges..........           451           (1,731)            5,260            60,550            634                   164
Depreciation
 and amortization.         8,849             9,506           54,961            22,027          4,302                    40
Restructuring
 Impairment and
 other charges....         1,871                            164,508                 -              -                     -
                                      ------------     ------------      ------------    -----------     -----------------
Total operating
 expenses.........        50,094            51,763          415,214           207,311         43,740                 6,509
                    ------------      ------------     ------------      ------------    -----------     -----------------

Operating loss....       (20,968)          (32,107)        (317,305)         (175,771)       (40,879)               (6,509)
                    ------------      ------------     ------------      ------------    -----------     -----------------

Other income
 (expense):

Interest
 income...........           574             5,398           12,867            22,394          2,447                     -
Interest
 expense, net of
 capitalized
 interest.........        (7,457)           (8,345)         (29,485)          (28,968)        (7,893)                    -

Foreign
 exchange loss
 and other
 expense.........             (181)             (5,548)           (11,294)            (18,933)           (3,465)                  -
                  ----------------     ---------------   ----------------    ----------------   ---------------    ----------------
Total other                 (7,064)             (8,495)           (27,912)            (25,507)           (8,911)                  -
 income (expense)

Loss before
 extraordinary
 item and
 cumulative
 effect of
 change in
 accounting
 principle.......                -                   -           (345,217)           (201,278)          (49,790)             (6,509)

Extraordinary
 item - Gain
 on early
 extinguishment
 of debt.........                -                   -             46,168               1,053                 -                   -

Cumulative
 effect of
 change in
 accounting
 principle.......                -                   -                  -                (263)                -                   -

                  ----------------     ---------------   ----------------    ----------------   ---------------    ----------------
Net loss          EURO     (28,032)    EURO    (40,602)  EURO    (299,049)   EURO    (200,488)  EURO    (49,790)   EURO      (6,509)
                  ================     ===============   ================    ================   ===============    ================

Basic and
 diluted loss
 per ordinary
 share........... EURO       (0.18)    EURO      (0.26)  EURO       (1.90)   EURO       (1.34)  EURO      (0.50)   EURO       (0.27)
                  ================     ===============   ================    ================   ===============    ================
Weighted
 average number
 of ordinary
 shares
 outstanding.....      157,419,330         157,413,763        157,417,898         149,806,721        99,056,060          24,444,820
                  ================     ===============   ================    ================   ===============    ================

                                 AS OF           AS OF          AS OF            AS OF            AS OF
                               MARCH 31,       DECEMBER 31,   DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
                                 2002             2001           2000            1999             1998
                              (UNAUDITED)
                                                   (EURO, IN THOUSANDS)
BALANCE SHEET DATA:
Cash and cash equivalents   EURO 56,166     EURO 81,613   EURO 361,698      EURO 57,115        EURO 1,472
Short-term investments,
 restricted..............        16,863          16,694         28,030               --                --
Non-current investments,
 restricted..............         8,172           8,085         41,709               --                --
Property and equipment,
 net.....................       276,255         277,807        298,623           91,946             2,888
Total assets.............       421,611         455,990        824,781          176,208             6,741
Long-term debt...........       232,350         227,735        280,597           79,596                --
Total liabilities........       326,962         334,074        408,821          133,137            11,923
Total shareholders'
 equity (deficit)........        94,649         121,916        415,960           43,071            (5,182)


                           FORWARD-LOOKING STATEMENTS

     This proxy statement may include information that constitutes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are generally identified by the use of forward-looking words such as "plan," "estimate," "believe," "expect," "anticipate," "will," "should" and "may" or other variations of such terms, or by discussion of strategy that involves risks and uncertainties. The forward-looking statements contained herein represent a good-faith assessment of our future performance for which we believe there is a reasonable basis. These forward-looking statements represent our view only as of the dates they are made, and we disclaim any obligation to update forward-looking statements contained herein, except as may be otherwise required by law. The forward-looking statements contained in this proxy statement involve known and unknown risks, uncertainties and other factors that could cause our actual future results, performance and achievements to differ materially from those forecasted or suggested herein. The more important of these factors is our potential inability to effect our recapitalization plan on the terms described in this proxy statement and the risk that Euronext Paris may decide to discontinue the listing of our shares at some point in the future. For a more detailed discussion of the risks affecting us, please refer to our prospectuses and periodic reports filed with the U.S. Securities and Exchange Commission.

                       DESCRIPTION OF THE RECAPITALIZATION

     BACKGROUND


     We have generated operating losses and negative cash flow from our operating activities to date, and we expect to continue to experience operating losses and negative cash flows from operations until we establish a sufficient revenue-generating customer base. We are experiencing growth in our core retail activity in France, and believe that this trend will continue. However, during 2001 and the beginning of 2002, we observed signs of general weakness in the European markets for carrier, dial-up Internet access and Internet data center services. In light of these adverse market conditions, we have implemented operational reorganization and restructuring measures to adjust our operations to foreseeable market conditions, reducing ongoing operating expenses and capital outlays. In particular, in May 2002, we completed the sale of our entire German and U.K. operations. In addition, faced with a significant downturn in the web hosting market, linked to the collapse of the ".com" market and installed hosting overcapacity in Europe, we decided to scale down our remaining Internet data center operations in France and integrate these activities with our retail businesses.


     Although our operational restructuring had the desired effect of reducing our ongoing operating expenses and capital outlays, our funding requirements still exceed our capital resources (see "Our funding position" below). Our funding position dictated that we address our highly leveraged balance sheet and develop a capital restructuring plan to reduce our debt load and provide us with sufficient financing to bring us through to cash flow breakeven.


     To address our funding situation, during 2001 we engaged in a process to seek additional financing in the form of either debt or equity. We considered, among other things, a further high-yield debt offering, other forms of public and private capital raising, a bank financing and a rights offering to our shareholders. However, by the end of 2001, we had been unable to attract a financial institution to assist us in a public capital raising, due in significant part, we believe, to the adverse state of the capital markets generally, and the market for securities in telecommunications companies in particular. Further, our negotiations to secure bank financing terminated in December 2001 without success. In addition, we received informal indications from our largest shareholder, Madison Dearborn Capital Partners, that it would be unlikely to participate in a shareholders' rights offering. In light of these developments, in January 2002, we commenced attempts to raise capital from other private equity funds. During the course of four months, we approached over 30 potential institutional investors and, although a number of them conducted due diligence with a view to their making a potential investment, none was willing to firmly commit to providing equity financing on financially acceptable terms.

     In March 2002, we commenced preliminary discussions with an ad hoc committee (the "Noteholder Committee") of holders of a majority of our 14% senior discount notes due 2009 and 14% senior notes due 2010 (collectively, the "Notes"), with a view to familiarizing those holders with the Company's funding situation and operational restructuring plans. The members of the Noteholder Committee in turn retained outside counsel and executed confidentiality agreements with us in order to enable us to more fully discuss with them the progress of our discussions with potential institutional investors.


     In light of our inability to attract outside equity financing, on March 28, 2002 Meritage Private Equity Funds ("Meritage") and DeGeorge Telcom Holdings ("DeGeorge Telcom"), two of our principal shareholders, submitted a proposal under which they would firmly commit to investing EURO 30 million in a newly created class of preferred shares that would ultimately give them majority control of the Company, as well as preferential economic rights in the event we made any cash distributions or liquidated. The proposal was conditioned on our existing shareholders agreeing to dilute their interest in the Company to less than 8% of our outstanding share capital and on the holders of our Notes agreeing to convert those Notes into ordinary shares and to reinvest in our Ordinary shares the entire amount of the cash escrow account established for the purpose of paying interest on our Senior Notes due 2010.

     The initial proposal by Meritage and DeGeorge Telcom was extensively negotiated by all parties. In particular, the Noteholder Committee insisted: (i) that holders of our Notes also receive a preferred equity interest in the recapitalization; (ii) that the proposal for cash reinvestment by holders of our Senior Notes due 2010 be reduced in amount; (iii) that following the recapitalization the former holders of Notes retain a majority of the economic interest in our Company; and (iv) that our existing shareholders be diluted to less than 3% of our share capital after giving effect to the recapitalization, including the reinvestment of escrow cash. Meritage and DeGeorge Telcom in turn insisted that their combined voting rights following the recapitalization be equal to those held by the former holders of Notes. These negotiations ultimately resulted in agreement on the proposed recapitalization transaction embodied in the Restructuring Agreement, dated May 15, 2002, described below.

     The parties to the Restructuring Agreement were represented by, in our case, members of our senior management, in consultation with members of our Supervisory Board who are not affiliated with either Meritage or DeGeorge Telcom, and our outside counsel; in the case of the Noteholder Committee, representatives of individual committee members and the Noteholder Committee's outside counsel; in the case of Meritage, employees of Meritage, including internal counsel to Meritage and James Allen (one of our Supervisory Directors); and, in the case of DeGeorge Telcom, Lawrence DeGeorge (one of our Supervisory Directors) and external counsel to DeGeorge Telcom).

     We believe that in our search for additional sources of investment we have effectively considered all reasonable alternatives and that the recapitalization plan represents the only available option for the continuance of our business and is in the best interest of all of our stakeholders.

     If the recapitalization is not approved, we anticipate that Completel SAS, our operating subsidiary, would fully utilize its existing cash resources by the end of August 2002, become insolvent and be required to be liquidated. The liquidation of Completel SAS would effectively also result in our liquidation as it constitutes our sole operating asset. In the event that we are forced into liquidation, we anticipate, based on our internal analyses, that the proceeds of the liquidation would not suffice to pay off our creditors and, therefore, there would be nothing left for distribution to our shareholders. In light of this alternative, we believe that the recapitalization plan, despite its dilutive effect to our existing shareholders, is fair to our shareholders and in their best interests.


     THE RESTRUCTURING AGREEMENT

     On May 15, 2002, we signed a Restructuring Agreement in support of a recapitalization plan with holders of our 14% senior discount notes due 2009 and 14% senior notes due 2010 constituting over 82% by accreted principal amount of our outstanding Notes, and with our principal shareholders. The recapitalization plan will involve a debt for equity swap in respect of our outstanding notes, the return to the holders of our senior notes due 2010 of the outstanding balance in the escrow account established to provide funds for interest payments on those senior notes, and our receipt of an equity investment in the aggregate of at least EURO 39.9 million. We intend to effect the recapitalization by means of a pre-arranged Dutch composition plan known as an AKKOORD. We expect that, upon the completion of the recapitalization, our cash balances, together with the anticipated cash flow from our operations, will provide us with sufficient capital to fully fund our restructured operations to cash flow breakeven.


     We are currently seeking the amendment of the Restructuring Agreement, principally to permit the issuance of warrants to our existing shareholders. These warrants are described below under the caption "Warrants issuance." The amendment to the Restructuring Agreement also provides for a reverse share split of the Preferred shares to be issued in the recapitalization and for the issuance of warrants exercisable for up to 52,000 Ordinary shares to new directors to be elected following the completion of the recapitalization.


     OUR FUNDING POSITION

     The telecommunications business is capital intensive. We used and will continue to need large amounts of capital to fund capital expenditures, working capital, debt service and operating losses. Until we establish a sufficient revenue-generating customer base, we will continue to depend on external sources for cash (that is, invested equity and/or borrowing) to fund our business. We estimate that our need for additional cash funding to bring us to cash flow breakeven is approximately EURO 30 million and that our existing consolidated cash resources would have been sufficient to fund our operations until the fourth quarter of 2002. Had we not undertaken steps to obtain this additional funding, we would have used up our available cash resources and consequently would have been required to liquidate our operations.

     The table below sets forth information concerning our cash flows during the three months ended March 31, 2002 and 2001.


                                                                                THREE MONTHS ENDED MARCH 31,
                                                                                  2002                2001
                                                                             -------------       -------------
                                                                                     (EURO, IN THOUSANDS)
Cash flows from operating activities..................................         EURO (2,948)       EURO  (9,642)
Cash flows from investing activities..................................             (22,514)            (59,330)
Cash flows from financing activities..................................                  --                (462)
Effect of exchange rates on cash......................................                  15                 259
                                                                             -------------       -------------
Net increase/decrease in cash and cash equivalents....................             (25,447)            (69,175)
Cash and cash equivalents at beginning of period......................              81,613             361,698
                                                                             -------------       -------------
Cash and cash equivalents at end of period............................         EURO 56,166        EURO 292,523
                                                                             =============       =============


     As of March 31, 2002, our long-term debt, which consists entirely of our Notes, was approximately EURO 232 million. Although the debt servicing obligations relating to the Notes do not place an immediate burden on our cash flow (since the interest payments on our 14% senior discount notes due 2009 will not commence until August 2004, and we had placed sufficient funds in escrow to fund the interest payments on our 14% senior notes due 2010 due in October 2002 and April 2003, we believe that our significant debt load effectively prevented us from obtaining additional funding, since potential investors were reluctant to invest funds given our level of financial leverage.

     Information concerning our financial condition and debt servicing obligations are presented in the following table (amounts in thousands of euros):


                                                     AT MARCH 31, 2002       AT DECEMBER 31, 2001
                                                   ------------------------------------------------
                                                                    (EURO, IN THOUSANDS)
     Cash and cash equivalents                        EURO   56,166               EURO   81,613
     Other current assets                                    63,856                      73,138
                                                      -------------               -------------
                   Total current assets                     120,022                     154,751
     Non-current assets                                     301,589                     303,839
                                                      -------------               -------------
                   Total assets                             421,611                     458,590
                                                      =============               =============

     Current Liabilities                                     94,612                     108,939
     Long-term debt(1)                                      232,350                     227,735
                                                      -------------               -------------
                   Total liabilities                  EURO 326,962                EURO  336,674
                                                      =============               =============


     (1) Long-term debt consists of (a) 14% Senior Discount Notes due 2009, with interest payable semi-annually commencing August 15, 2004, and
          (b) 14% Senior Notes due 2010, with interest payable every April 15 and October 15. Through April 15, 2003, the interest payments on our Senior Notes due 2010 were funded by an interest escrow account established at the time of issuance of those securities.


     Our filing for a suspension of payments in the Netherlands has placed further constraints on our liquidity, because we now require the approval of the administrator appointed by the Dutch bankruptcy court for the downstreaming of funds from Completel ECC, our Dutch subsidiary that exists solely for the purpose of holding our consolidated cash balances, to

Completel SAS, our operating subsidiary. The administrator appointed by the Dutch bankruptcy court in connection with the suspension of payments and AKKOORD proceedings has approved a limited downstreaming of funds from our Dutch subsidiary, Completel ECC to Completel SAS. However, were the Extraordinary General Meeting not to occur prior to the confirmatory hearing described in the following paragraph, or if the recapitalization proposals were not approved, we believe that the administrator would cease to grant permission for the downstreaming of operational funds. In that event, we anticipate that, by the end of August, Completel SAS would fully utilize its existing cash resources, become insolvent and be required to be liquidated, which would effectively also result in our liquidation. In addition, there is a significant risk that the administrator would, in any event, order our liquidation if we were unable to obtain the approval of the recapitalization by our shareholders. We have obtained, however, commitments from our three principal shareholders to vote in favor of the recapitalization proposals, thus ensuring their approval.

     On June 24, 2002 a meeting of our creditors approved the terms of a proposed AKKOORD composition plan, which approval remains subject to confirmation by the Dutch court at a hearing to be held on Wednesday, August 21. We expect that, subject to the fulfillment of all the conditions described below under the caption "Conditions," consummation of the recapitalization will occur during the first half of September, following the confirmation hearing and the expiry of the subsequent 8-day appeal period on August 30. Thereafter, we will no longer be subject to the administration of the Dutch courts and will have normal corporate discretion to use our consolidated funds (including funds received as part of the recapitalization) for the purpose of funding our operations.


     KEY ELEMENTS

     The key elements of the recapitalization plan include:

     DEBT EXCHANGE


     - Our outstanding 14% senior discount notes due 2009, representing an aggregate accreted value of approximately EURO 105.3 million as of April 15, 2002 and our outstanding 14% senior notes due 2010, representing an aggregate principal amount of EURO 121.9 million, will be exchanged for Convertible Preferred B shares and Ordinary shares together representing between 37.0% and 40.6% of our share capital that we estimate would be outstanding at the close of the recapitalization (excluding the C shares identified below). In connection with that exchange, the outstanding balance in the escrow account established to provide funds for interest payments on our senior notes (approximately EURO 17.0 million) will be paid to holders of the senior notes.


     NEW EQUITY INVESTMENT

     - Meritage and DeGeorge Telcom, two of our principal shareholders, or their respective affiliates, as applicable, will make equity investments aggregating EURO 30 million in return for the issuance of Convertible Preferred A shares and Ordinary shares together representing between 37.8% and 41.5% of our share capital that we estimate would be outstanding at the close of the recapitalization (excluding the C shares). In addition, in return for their investment, DeGeorge Telcom and Meritage will be issued, on a pro rata basis, that number of C shares that will cause them to hold, at the closing of our recapitalization, the same number of shares for voting purposes as the former holders of the Notes. In order to limit the effect of the C shares strictly to the allocation of voting power, the C shares are structured in a way that effectively gives them only nominal economic value. The actual number of C shares to be issued will be dependent on the proportion of additional equity investment described in the following two paragraphs that is made by the former holders of the Notes on the one hand, and by Meritage and DeGeorge Telcom on the other hand.

     - In addition, certain of the holders of our 14% senior notes due 2010 will make an equity investment of approximately EURO 9.9 million (reflecting a reinvestment of a portion of the escrow funds to be released to these holders) in return for the issuance of Convertible Preferred A shares, Convertible Preferred B shares and Ordinary shares representing between 13.3% and 14.6% of our share capital that we estimate would be outstanding at the close of the recapitalization (excluding the C shares).


     - The Restructuring Agreement, also contemplates that up to an additional EURO 7.1 million may be invested either in the form of the exercise of warrants for Ordinary shares (which warrants are to be issued to our existing shareholders as described below), or in return for the issuance of Convertible Preferred A shares and Ordinary shares. We anticipate that we will offer our executive officers and other senior employees the opportunity to invest a portion of this EURO 7.1 million.


     - We will pay a dividend equal to 11% per annum, compounded quarterly, calculated over an amount of EURO 2,010.00 per share to the holders of Convertible Preferred A and Convertible Preferred B shares during the period commencing July 1, 2004, and until their cancellation or conversion in accordance with their terms. If in any financial year during this period we do not have sufficient profit to pay this dividend in full to the holders of Convertible Preferred A shares or the Convertible Preferred B shares, the amount of any deficit will carry over to subsequent dividend payments, together with interest thereon at an annual rate of 11% compounded quarterly. Assuming the issuance of 19,838 Convertible Preferred A shares and 14,926 Convertible Preferred B shares (that is, without the additional EURO 7.1 million investment indicated above, but after giving effect to the proposed 100-to-one reverse split of our Preferred shares) and that none of the Convertible Preferred A shares and Convertible Preferred B shares are converted or cancelled prior to July 1, 2004, the aggregate annual dividend payable in respect of the Convertible Preferred A shares and Convertible Preferred B shares would be approximately EURO 8 million.

     - The net proceeds of the new equity investment will be added to our general funds and will be used for general corporate purposes.

     DILUTION OF EXISTING SHAREHOLDERS

     - If our recapitalization is successful, it would result in the dilution of our currently outstanding shares down to between 3.0% and 3.3% of our share capital that we estimate would be outstanding at the close of the recapitalization. In terms of voting rights, we estimate that our currently outstanding shares would represent between 2.7% and 2.9% of the voting rights relating to our existing share capital after giving effect to the issuance of the C shares to Meritage and DeGeorge Telcom.

     TERMS OF THE NEW SHARES

     - The terms of the new equity securities to be issued in connection with the recapitalization are described under the section of this proxy statement entitled "Description of Share Capital."

     WARRANTS ISSUANCE


     In order to secure the listing on Euronext Paris of our Ordinary shares and Preferred shares that will be issued pursuant to the recapitalization, we intend to issue to our existing shareholders, at no cost, warrants to subscribe to up to an aggregate of approximately 333,000 of our Ordinary shares (after giving effect to the proposed 670-to-one reverse share split), representing approximately 4% of our share capital following the recapitalization on a fully diluted basis. Each of our ordinary shareholders would receive one warrant for each Ordinary share they hold on the issue date of the warrants, which will be the earlier of the day before any shares are issued in the proposed recapitalization and September 26, 2002. Our largest shareholders, Madison Dearborn Partners, Meritage and DeGeorge Telcom, as well as the members of our Supervisory and Management Boards and those senior employees who will be investing cash in the recapitalization, have agreed to waive any right to be granted warrants.


     We have not yet established all of the terms of the warrants, which terms are subject to the approval of the French securities market authorities and to our successful negotiation of an amendment to the Restructuring Agreement. We anticipate, however, that each warrant will entitle the holder to subscribe to approximately 0.00595 Ordinary share (after giving effect to the proposed 670-to-one reverse share split), at a price of EURO 10.05 per Ordinary share. In the event that the proposed reverse share split is not effected, each warrant will entitle the holder to subscribe to approximately 3.988 Ordinary shares at their par value. We expect the warrants to be exercisable during the period commencing December 15, 2002, and ending 15 days after the publication of our audited annual financial statements for 2002, which are currently scheduled to be published in February 2003. We have also agreed that, following the expiration of this exercise period, we will make available, for a limited period, any unsubscribed Ordinary shares for subscription by holders of our Preferred shares, on a pro rata basis, at the same price as the exercise price under the warrants, subject to compliance with applicable securities laws.


     The issuance of the warrants is not contingent upon the vote of our shareholders at the extraordinary general meeting or otherwise, and the warrants will become exercisable whether or not we complete our recapitalization. As of the date of this proxy statement, we did not take any steps to register or otherwise qualify the warrants or the underlying Ordinary shares for issuance in any jurisdiction outside France. In particular, we may not register the Ordinary shares underlying the warrants under the U.S. Securities Act of 1933 (the "Securities Act"). In that event, the warrants will not be exercisable unless our issuance of the underlying Ordinary shares is exempt from or not subject to those registration provisions. We may determine, however, to qualify the exercise of the warrants in one or more jurisdictions outside France, including, by way of registration under the Securities Act. Currently we anticipate structuring the warrants so that their exercise will qualify for the safe harbor from the registration provisions of the Securities Act provided by Regulation S for offers and sales of securities outside the United States.


     MEANS OF IMPLEMENTATION

     We considered various alternatives to accomplish the recapitalization plan, including a pre-arranged AKKOORD proceeding in The Netherlands, a pre-arranged bankruptcy proceeding under Chapter 11 of the U.S. Bankruptcy Code and an out-of-court restructuring. We determined not to pursue an out-of court restructuring as we concluded that we were unlikely to obtain the support of substantially all of the holders of our Notes in a timely and cost efficient manner. We instead decided to effect the recapitalization by means of a pre-arranged Dutch composition plan known as an AKKOORD, which requires, among other things, the approval of 75% of our admitted creditors, by value.


     To avail ourselves of this proceeding, on May 29, 2002, our holding company, CompleTel Europe N.V., filed with the Dutch bankruptcy court for protection from its creditors, which consist almost entirely of holders of our Notes. At the same time, we submitted to the Dutch court a composition plan whereby the holders of the Notes would receive Convertible Preferred B shares and Ordinary shares as described above. On June 24, 2002, the meeting of our creditors approved this composition plan, which approval remains subject to confirmation by the Dutch court at a hearing to be held on Wednesday, August 21, 2002. Upon confirmation of the composition plan by the Dutch court, the composition plan would be binding on all our non-preferred unsecured creditors, and would effectively eliminate our outstanding indebtedness while permitting our operating subsidiaries to continue operations without disruption. The confirmation of the composition plan by the Dutch court is subject, among other things, to the approval of the recapitalization plan by the extraordinary general meeting of our shareholders prior to the August 21 confirmatory hearing.


     CONDITIONS

     The completion of the recapitalization, which is expected to occur during September, is subject to, among other things:

     - the approval by our existing shareholders of the recapitalization proposals;

     - the approval of at least 75% of our admitted creditors, by value, which approval took place at the meeting of our creditors held on June 24, 2002;

     - the final sanction of the Dutch courts, scheduled to occur on August 21 (which sanction shall no longer be subject to appeal);

     - the closure or sale of our operations outside of France, all of which has occurred; and

     -    other customary conditions.

     We believe that we have already obtained the level of commitment from the holders of the Notes that would be required by the Dutch courts to approve the composition plan and the retirement of all of the outstanding Notes.

     We also have already obtained commitments from our three principal shareholders to vote in favor of the recapitalization proposals, thus ensuring their approval.

     Effectiveness of each of the recapitalization proposals is conditioned upon approval of all of the other recapitalization proposals and fulfillment all of the conditions to the recapitalization set forth above.

     EFFECT ON SHARE OWNERSHIP AND SUPERVISORY BOARD COMPOSITION

     After the completion of the recapitalization, assuming we do not receive the additional EURO 7.1 million in cash investment contemplated by the Restructuring Agreement, the former holders of the Notes, Meritage and DeGeorge Telcom would own, in the aggregate, approximately 97.3% of the economic interests in our share capital that would be outstanding at the completion of the recapitalization, with the remaining shares (representing 2.7% of the economic interests in our share capital) held by our existing shareholders, other than Meritage and DeGeorge Telcom.

     The following table sets forth information concerning the anticipated beneficial ownership of each group of stakeholders in our proposed recapitalization, following its completion and reflecting the beneficial ownership positions that will arise if the additional EURO 7.1 million investment contemplated by the Restructuring Agreement is not made and if that investment is made (including by way of exercise of the warrants we intend to make available to our shareholders).

STAKEHOLDER                       ORDINARY        CONVERTIBLE     CONVERTIBLE   C SHARES(1)       VOTING PERCENTAGE OF
                                  SHARES(1)       PREFERRED A     PREFERRED B                            SHARES
                                                  SHARES(1)       SHARES(1)                      ---------------------
                                                                                                 WITHOUT       WITH
                                                                                                ADDITIONAL  ADDITIONAL
                                                                                                EURO 7.1MM   EURO 7.1MM
---------------------------   ---------------- --------------- --------------- --------------  ------------ -----------
DeGEORGE TELCOM                 394,341 shares    3,552 shares        --       222,445 shares      12%          11%

MERITAGE                      1,147,401          11,373                0       712,198             37%          34%

FORMER HOLDERS OF NOTES       1,983,793           4,912           14,926             0             49%          45%

SHAREHOLDERS EXISTING PRIOR     190,167 - current shareholdings                                     2%           6%
 TO THE RECAPITALIZATION(2)     520,160 - shareholdings if warrants are exercised

OTHER ADDITIONAL INVESTORS(3)   189,552           1,896                                                          4%
                              ---------------- --------------- --------------- --------------  ------------ -----------
TOTAL                                            21,733           14,926       934,643            100%         100%
                              ---------------- --------------- --------------- --------------  ------------ -----------

(1) Each Ordinary share and C share will cast one vote at meetings of shareholders, while each Convertible Preferred A share and each Convertible Preferred B share will cast 100 votes (after giving effect to the proposed 100-to-one reverse split of our Preferred shares). The C shares effectively have no economic rights.

(2)  Excluding any shares held by DeGeorge Telcom and Meritage.

(3) We intend to make approximately 37,300 Ordinary shares and 373 Convertible Preferred A shares available for subscription by members of our management team in France. Other additional investors may also include former holders of Notes.

     Based on recent enquiries, we estimate that our Ordinary shares are beneficially held by over 16,000 shareholders, and "held of record" within the meaning of Rule 12g5-1 under the Securities Exchange Act of 1934, by approximately 220 shareholders. We anticipate that, after the completion of the proposed recapitalization and the proposed 670-to-one reverse share split, our shares will be held by a similar or higher number of shareholders (to the extent that the Noteholders receiving Ordinary shares pursuant to the recapitalization will be new shareholders).

     Messrs. Dovey, Finnegan, Kirby and Perry have indicated they will resign from our Supervisory Board effective upon the closing of our recapitalization, leaving Messrs. DeGeorge and Allen as our sole remaining Supervisory Directors. After the recapitalization, our Supervisory Board would be reconstituted as a six-member board, comprising two Supervisory Directors A, two Supervisory Directors B and two Supervisory Directors C, each with a term of two years.

     Following the consummation of the proposed recapitalization, we intend to hold (most likely in October or November of 2002) a further extraordinary general meeting for the purpose of electing new Supervisory Directors. In the event that our shareholders elect to our Supervisory Board a majority of individuals who are not US citizens or residents, we would qualify as a "foreign private issuer" within the meaning of Rule 3b-4 under the Securities Exchange Act of 1934, and consequently be exempt from certain requirements under the US securities laws, including the proxy rules and the obligation to file quarterly reports on Form 10-Q. We intend, however, to continue to make public quarterly statements and related information.

     FUTURE ELECTION OF SUPERVISORY DIRECTORS

     The initial nominees for the two Supervisory Director A positions will be selected by the Supervisory Board. Messrs. DeGeorge and Allen have initially indicated that they intend to continue to serve as Supervisory Directors A. Following the first general meeting of shareholders after the recapitalization, new or replacement Supervisory Directors A will be elected by our shareholders from a binding nomination made by the combined meeting of the Convertible Preferred A shareholders and the C shareholders. That combined meeting will be entitled to nominate two Supervisory Directors, so long as the outstanding Convertible Preferred A shares represent 12.5% or more of our issued and outstanding share capital, excluding C shares and any shares (other than shares issued to or for the benefit of employees of the Company or of a subsidiary) issued subsequent to the effective date of our recapitalization. In the event that the outstanding Convertible Preferred A shares represent less than 12.5% but more than 8% of our share capital, excluding the C shares and any shares (other than shares issued to or for the benefit of such employees) issued subsequent to the effective date of our recapitalization, the number of Supervisory Directors A will be reduced to one, the number of Supervisory Directors C will be increased by one, and the holders of Convertible Preferred A shares and C shares will be collectively entitled to nominate the one remaining Supervisory Director A. In the event that the outstanding Convertible Preferred A shares represent less than 8% of our outstanding share capital, calculated on the basis described above, the number of Supervisory Directors A will be reduced to zero, the number of Supervisory Directors C will be increased by an additional one, and the holders of Preferred A shares and C shares will no longer be entitled to nominate a separate class of Supervisory Directors.


     The initial nominees for the two Supervisory Director B positions will be selected by the meeting of Convertible Preferred B shares. To date, no candidates for these positions have been identified. Following the first general meeting of shareholders after the recapitalization, new or replacement Supervisory Directors B will be elected by our shareholders from a binding nomination made by the meeting of holders of Convertible Preferred B shares, so long as the outstanding Convertible Preferred B shares represent 12.5% or more of our issued and outstanding share capital, excluding C shares and any shares (other than shares issued to or for the benefit of employees of the Company or of a subsidiary) issued subsequent to the effective date of our recapitalization. In the event that the outstanding Convertible Preferred B shares represent less than 12.5% but more than 8% of our share capital, excluding the C shares and any shares (other than shares issued to or for the benefit of such employees) issued subsequent to the effective date of our recapitalization, the number of Supervisory Directors B will be reduced to one, the number of Supervisory Directors C will be increased by one, and the holders of Convertible Preferred B shares will be entitled to nominate the one remaining Supervisory Director B. In the event that the outstanding Convertible Preferred B shares represent less than 8% of our outstanding share capital, calculated on the basis described above, the number of Supervisory Directors B will be reduced to zero, the number of Supervisory Directors C will be increased by an additional one, and the holders of Convertible Preferred B shares will no longer be entitled to nominate a separate class of Supervisory Directors.

     The initial nominees for the two Supervisory Director C positions will be selected by the Supervisory Board from candidates mutually acceptable to Meritage and DeGeorge Telcom, on the one hand, and the holders of our outstanding Notes who signed the Restructuring Agreement, on the other hand. To date, no candidates have been identified for these positions. Following the first general meeting of shareholders after the recapitalization, new or replacement Supervisory Directors C will be elected by our shareholders from a binding nomination made by the Supervisory Directors, subject to the approval of the Supervisory Directors A and the Supervisory Directors B then in office.


     MARKET FOR OUR ORDINARY SHARES

     Our Ordinary shares are currently traded on the Premier Marche of Euronext Paris under the symbol "CTL." We voluntarily delisted our Ordinary shares from the Nasdaq National Market, effective May 31, 2002, and have made arrangements to enable those shareholders who hold their shares in the form of New York shares (the form formerly traded on Nasdaq) to trade their shares on Euronext Paris. In this regard, as a courtesy to our shareholders, we have agreed to pay the exchange fees in connection with the transfer of Ordinary shares from our New York register to our Dutch register (the form in which trades in our Ordinary shares are settled on Euronext Paris). In addition, we are currently pursuing the listing on Euronext Paris of the Ordinary shares and Preferred shares that will be issued pursuant to the recapitalization.

     DISSENTERS' RIGHTS

     The proposed recapitalization would not give rise to any dissenters' rights.

     RECOMMENDATION

     Our Supervisory and Management Boards voted unanimously to approve the recapitalization plan and recommend that you vote FOR the approval of each of the proposals included in this proxy statement. None of the members of our Supervisory Board is an employee of ours.

     In approving the proposed recapitalization plan and making their recommendation, our Supervisory and Management Boards took into account the fact that no commercially acceptable alternatives to the recapitalization had arisen, as well as our internal analyses that showed that, if we were unable to raise additional equity financing and therefore forced to liquidate, the liquidation proceeds would not suffice to pay off our creditors and therefore, there would be nothing left for distribution to our shareholders.

     INTERESTS OF MEMBERS OF OUR SUPERVISORY AND MANAGEMENT BOARDS

     In considering the recommendation of our Supervisory and Management Boards in respect of the proposed recapitalization, you should be aware that our executive officers and directors have interests in the recapitalization that are in addition to or different from the interests of shareholders generally. These interests create potential conflicts of interest and include the following:

     - James E. Dovey, the Chairman of our Supervisory Board, and James C. Allen, a member of our Supervisory Board, are each Investment Directors of Meritage. Under the terms of the proposed recapitalization, Meritage will purchase 1,137,313 Ordinary shares and 11,373 Preferred A shares for an aggregate purchase price of approximately EURO 22.86 million, which purchase price may be lower than the current or future market price for our shares. In addition, we anticipate that, subject to election at our next general meeting of shareholders, Mr. Allen will remain a member of our Supervisory Board after the completion of the recapitalization.

     - Mr. Lawrence F. DeGeorge, a member of our Supervisory Board, controls DeGeorge Telcom. Under the terms of the proposed recapitalization, DeGeorge Telcom or an affiliate thereof will purchase 355,224 Ordinary shares and 3,552 Preferred A shares for an aggregate purchase price of approximately EURO 7.14 million, which purchase price may be lower than the current or future market price for our shares. In addition, we anticipate that, subject to election at our next general meeting of shareholders, Mr. DeGeorge will remain a member of our Supervisory Board after the completion of the recapitalization.

     - As part of the proposed recapitalization, several executive officers and other senior employees will be given an opportunity purchase an aggregate of approximately 37,300 Ordinary shares and 373 Preferred A shares for an aggregate purchase price of approximately EURO 750,000, which purchase price may be lower than the current or future market price for our shares.

     - Pursuant to the terms of the Restructuring Agreement, after the completion of the recapitalization, we intend to establish a stock option plan under which options to purchase up to 8% of our post-recapitalization share capital will be available for grant to senior employees and executive officers.

     - Our executive officers (not including any member of our Supervisory Board) are employees of the Company. In the event that the recapitalization is not effected, we anticipate that Completel SAS, our sole operating subsidiary, would exhaust its cash resources sometime by the end of August 2002 and would have to liquidate its operations, which would effectively also result in our liquidation. In the event that we were forced into liquidation, the employment of these executive officers would be terminated. In addition, a limited number of our executive officers (none of whom is a member of our Supervisory Board) will be entitled to receive cash or stock "success bonuses" ranging from EURO 75,000 to EURO 130,000 in the event that we successfully complete the recapitalization.

     - This proxy statement includes a proposal to discharge the members of our Supervisory Board and Management Board from liability in respect of the exercise of their duties in connection with the recapitalization. The effectiveness of this proposal is conditioned upon the completion of the proposed recapitalization. See "Proposal 3
          - Discharge from Liability of Members of the Management and Supervisory Boards in connection with the Recapitalization."

  UNAUDITED HISTORICAL AND PRO FORMA CASH, CASH EQUIVALENTS AND CAPITALIZATION


     The following table sets forth our unaudited capitalization of as of March 31, 2002, and as adjusted to give effect to the proposed recapitalization (including the sale of our German and U.K. operations, which took place in May 2002, the proposed investment of EURO 47 million in our Ordinary and Preferred shares and the proposed 670-to-one reverse split of the our Ordinary shares, including a reduction of their nominal value from EURO 0.10 per share to EURO 0.04 per share) and the subsequent 100-to-one reverse split of our Preferred shares, each described in this proxy statement. The information presented below should be read in conjunction with our consolidated financial statements as of December 31, 2001 and March 31, 2002 and the related notes included in this proxy statement.



                                                                                             As of March 31, 2002
(in thousands of euro, except share data)                                                 Historical       Pro Forma
                                                                                          ----------       ---------
                                                                                         (unaudited)      (unaudited)
Cash and cash equivalents                                                               EURO  56,166   EURO 98,529(1)
                                                                                        ============   ==============
Short-term investments, restricted                                                            16,863               --
                                                                                        ============   ==============
LONG-TERM DEBT (excludes current maturities)                                                 232,350            6,387
CONVERTIBLE PREFERRED A SHARES, nominal value EURO 4.00 per share, authorized historical none; pro forma 24,000 shares, issued and outstanding historical
 none; pro forma 23,383 shares                                                                    --          159,074
CONVERTIBLE PREFERRED B SHARES, nominal value EURO 4.00 per share, authorized historical none; pro forma 16,000 shares, issued and outstanding historical
 none; pro forma 14,926 shares                                                                    --          101,540
SHAREHOLDERS' EQUITY:
 ORDINARY SHARES, nominal value historical EURO 0.10 per share; pro forma
  EURO 0.04 per share, authorized historical 363,332,650 shares; pro forma
  6,300,000 shares, issued and outstanding historical 160,555,222 shares; pro
  forma 4,070,506 shares                                                                      16,055              163
C SHARES, nominal value EURO 0.04 per share, authorized historical none; pro forma
 10,000,000 shares, issued and outstanding historical none; pro forma 934,643 shares              --               37
  Additional paid-in capital                                                                 688,575          597,784(2)
  Other cumulative comprehensive loss                                                          1,060            1,060
  Accumulated deficit                                                                       (586,266)        (508,648)(2)
  Treasury stock, at cost                                                                    (15,553)         (15,553)
                                                                                        ------------   --------------
     TOTAL SHAREHOLDERS' EQUITY                                                               94,649           74,843
                                                                                        ------------   --------------
     TOTAL CASH, CASH EQUIVALENTS AND CAPITALIZATION                                    EURO 326,999   EURO   341,844
                                                                                        ============   ==============


----------
(1) Reflects cash position at March 31, 2002, plus anticipated cash investments of EURO 47.0 million associated with the recapitalization, including the release and reinvestment of restricted short-term investments, less anticipated restructuring costs of EURO 4.5 million.

(2) Reflects effects of our recapitalization, plus results of the May 10, 2002 sale of the Company's German operations resulting in an estimated loss of EURO 21.1 million and anticipated restructuring costs of EURO 4.5 million.

                          DESCRIPTION OF SHARE CAPITAL

     GENERAL

     For purposes of this discussion, "we," "our," or the "Company" refer to CompleTel Europe N.V. only and "share" and "shares" refer to our Ordinary shares, Convertible Preferred A shares, Convertible Preferred B shares and C shares. For information about our authorized and outstanding share capital before and after the recapitalization see "Unaudited Historical and Pro Forma Capitalization."

     After giving effect to the proposed amendments to our Articles of Association, including the proposed 670-to-one reverse split of our Ordinary shares (and the reduction of their nominal value from EURO 0.10 per share to EURO 0.04 per share), as well as the proposed 100-to-one reverse split of our Preferred shares on the day following their issuance, our authorized share capital will consist of 6,300,000 Ordinary shares, each with a nominal value of EURO 0.04 per share, 24,000 Convertible Preferred A shares, each with a nominal value of EURO 4.00 per share, 16,000 Convertible Preferred B shares, each with a nominal value of EURO 4.00 per share, and 10,000,000 C shares, each with a nominal value of EURO 0.04 per share. Upon the conversion of the Convertible Preferred A shares or Convertible Preferred B shares into Ordinary shares, the number of authorized Convertible Preferred A shares, or Convertible Preferred B shares, as the case may be, will decrease by the number of Preferred shares so converted, and the number of authorized Ordinary shares will increase by one hundred times the number of Preferred shares so converted. In the following description we refer to our Convertible Preferred A shares and Convertible Preferred B shares collectively as "Preferred shares." The following description gives effect to our proposed 100-to-one reverse split of our Preferred shares, which will take effect on the day following the first issuance of those shares.

     ORDINARY SHARES

     VOTING RIGHTS: The Ordinary shares will vote with the C shares and with the Preferred shares on all matters submitted for the approval of our shareholders (other than those matters, described below, requiring a separate vote of the Convertible Preferred A shareholders, the Convertible Preferred B shareholders, or both), with each Ordinary share entitled to one vote.

     PRE-EMPTIVE RIGHTS: Each holder of an Ordinary share (together with the holders of Preferred shares) shall have a pre-emptive right with respect to any issue of shares (other than C shares issued in connection with a Company Sale, as defined below). This pre-emptive right shall exist in proportion to the aggregate nominal value of shares held by the shareholder. However, this pre-emptive right shall not apply to shares issued to or for the benefit of employees of the Company or of a Group Company, or to a person who exercises a previously acquired subscription right. Nor shall it apply to shares issued in consideration for anything other than cash.

     Until March 29, 2005, pre-emptive rights may be excluded or restricted by the Board of Management, subject to the unanimous approval by all members of the Supervisory Board in office. After March 29, 2005, if the Management Board is so designated by a two-thirds majority of the votes cast at a general meeting of our shareholders, pre-emptive rights may be excluded or restricted by the Board of Management, subject to Supervisory Board approval, adopted with a two-thirds majority of the votes cast by all members of the Supervisory Board in office. If after March 29, 2005, the Management Board is not so designated, pre-emptive rights may only be restricted or excluded by a two-thirds majority of votes cast at a general meeting of shareholders.

     LIQUIDATION RIGHTS: After we have paid our creditors and any liquidation preference to which the holders of our Preferred shares (including former holders of Preferred shares that have been cancelled) are entitled, we will distribute any remaining balance, first to the holders of C shares in an amount not exceeding the par value of the C shares, and then to all holders of Ordinary shares and Preferred shares in proportion to the total number of shares held by each holder.

     DIVIDENDS: Until June 30, 2004, the holders of Ordinary shares will be entitled to a dividend amount per share equal to one percent of the dividend per share paid to holders of Convertible Preferred A shares and Convertible Preferred B shares, following payment of accrued dividends in respect of our C shares, with the C shares being entitled only to no more than an annual dividend of one hundredth of a percent (0.01%) of their EURO 0.04 par value per share.
No distribution may exceed the amount of our distributable reserves. From July 1, 2004, we may distribute dividends to the holders of Ordinary shares out of any profits remaining after payment of the accrued dividends in respect of the Preferred shares and C shares, described below. The Board of Management may make interim dividends payable to the holders of Ordinary shares, subject to the requirements of Dutch law and the approval of the Supervisory Board.

     CONVERTIBLE PREFERRED A SHARES

     VOTING RIGHTS: The Convertible Preferred A shares will vote with the Convertible Preferred B shares, the C shares and the Ordinary shares on all matters submitted for the approval of our shareholders, with each Convertible Preferred A share entitled to one hundred votes. Any proposed sale of all or substantially all of our business to a third party (including by way of a merger) for less than an amount equal to the total number of Preferred shares multiplied by EURO 2,010.00 will require the approval of the meeting of the Preferred A shares. A meeting of the holders of the Convertible Preferred A shares shall also be required to approve any amendment to the Articles of Association that adversely affects the rights of the holders of Convertible Preferred A shares. In addition, where there is vacancy among the Supervisory Directors A and the remaining Supervisory Director A fails to nominate a replacement candidate, a combined meeting of the holders of Convertible Preferred A shares and the holders of C shares will have the right to make a binding nomination of at least two persons for the available Supervisory Director A position.

     PRE-EMPTIVE RIGHTS: Each holder of a Convertible Preferred A share (together with the holders of the Convertible Preferred B shares and Ordinary shares) shall have a pre-emptive right with respect to any issue of shares (other than C shares issued in connection with a Company Sale). This pre-emptive right shall exist in proportion to the aggregate nominal value of shares held by the shareholder. However, this pre-emptive right shall not apply to shares issued to or to the benefit of employees of the Company or of a Group Company, or to a person who exercises a previously acquired subscription right. Nor shall it apply to shares issued in consideration for anything other than cash.

     Until March 29, 2005, pre-emptive rights may be excluded or restricted by the Board of Management, subject to the unanimous approval by all members of the Supervisory Board in office. After March 29, 2005, if the Management Board is so designated by a two-thirds majority of the votes cast at a general meeting of our shareholders, pre-emptive rights may be excluded or restricted by the Board of Management, subject to Supervisory Board approval, adopted with a two-thirds majority of the votes cast by all members of the Supervisory Board in office. If after March 29, 2005, the Management Board is not so designated, pre-emptive rights may only be restricted or excluded by a two-thirds majority of votes cast at a general meeting of shareholders.

     LIQUIDATION RIGHTS: After our creditors have been paid, we will distribute in respect of each Convertible Preferred A share, out of any surplus that remains, EURO 2,010.00, the amount of any accrued but unpaid dividends in respect of the Convertible Preferred A shares, and the amount of any accrued dividends in respect of cancelled Convertible Preferred A shares that remains unpaid as of the time of their cancellation (unless subsequently paid). Subject to the same having been paid to the holders of Convertible Preferred B shares, we will distribute any remaining balance first to the holders of the C shares, in an amount not exceeding the par value of the C shares, and then to all holders of our Ordinary shares and Preferred shares in proportion to the total number of such shares held by each holder.

     In addition, pursuant to the terms of the Restructuring Agreement, we will grant to the Convertible Preferred A shareholders an option, exercisable upon a sale of the Company (including by way of merger or a sale of substantially all its assets) to which it is a party or which is approved by the Supervisory Board (a "Company Sale"), to subscribe, at their nominal value, to that number of newly issued C shares that, when taken together with the outstanding Convertible Preferred A shares would provide sufficient voting rights to constitute the majority of a general meeting of shareholders required to adopt a resolution to dissolve the Company. The purpose of this option is to give the Convertible Preferred A shareholders an effective blocking vote on any Company Sale that is not in their economic interest. The option will expire upon the conversion or transfer by DeGeorge Telcom and Meritage of 50% (or more) of the aggregate 14,925 Convertible Preferred A shares they are expected to receive in the recapitalization.

     DIVIDENDS: Until June 30, 2004, the holders of Convertible Preferred A shares will be entitled to the same dividend per share, if any, as the holders of Convertible Preferred B shares and one hundred times any dividend per share paid to holders of Ordinary shares, following payment of accrued dividends in respect of our C shares, with the C shares being entitled only to no more than an annual dividend of one hundredth of a percent (0.01%) of their EURO 0.04 par value. Commencing July 1, 2004, and until the cancellation or conversion of the Convertible Preferred A shares in accordance with their terms, we will pay a dividend equal to 11% per annum, compounded quarterly, calculated over an amount of EURO 2,010.00 per share to the holders of Convertible Preferred A shares. If in any financial year during this period we do not have sufficient profit to pay this dividend in full to the holders of Convertible Preferred A shares, the amount of any deficit will carry over to subsequent dividend payments, together with interest thereon at an annual rate of 11% compounded quarterly. The Board of Management may make interim dividends payable to the holders of Convertible Preferred A shares, subject to the requirements of Dutch law and the approval of the Supervisory Board.

     SHARE PREMIUM RESERVES: We will maintain a separate share premium reserve account exclusively for the Convertible Preferred A shares equal to the aggregate subscription price for those shares, less their nominal value. Commencing July 1, 2004, the holders of Convertible Preferred A shares may request distributions from the Preferred A share premium reserve account to make up for any dividend shortfall. If a portion of the Convertible Preferred A shares ceases to exist, we will allocate a pro rata part of the Preferred A share premium reserves to our general reserves.

     CONVERSION: Each Convertible Preferred A share will be convertible into one hundred Ordinary shares at any time at the option of the holder of the Convertible Preferred A share and will be entitled to customary anti-dilution adjustments in relation to share dividends, share splits and similar transactions. In addition, if at the time of conversion, there are accrued but unpaid dividends in respect of the Convertible Preferred A shares, holders of the Convertible Preferred A shares will be issued a certificate representing the right to receive such accrued but unpaid dividends. The Convertible Preferred A shares will be subject, at any time, to mandatory conversion if a two-thirds majority of the total outstanding Preferred shares elect to do so with respect to all of the Preferred shares.

     CANCELLATION: The general meeting of all shareholders may (without a proposal of the Management Board or approval of the Supervisory Board) resolve to cancel, as of July 1, 2007, all (but not less than all) of the Convertible Preferred A shares at a redemption value of EURO 6,030.00 per share, as well as any accrued but unpaid dividends in respect of the cancelled Convertible Preferred A shares. If at such time we do not have access to sufficient funds to redeem all our then outstanding Preferred shares, the holders of Convertible Preferred A shares shall have the right to receive EURO 2,010.00 per share, as well as any accrued but unpaid dividends in respect of the cancelled Convertible Preferred A shares. Subject to the same having been paid to the holders of Convertible Preferred B shares, we will distribute any remaining surplus proportionally to the holders of the Convertible Preferred A shares and the Convertible Preferred B shares, up to the remaining balance of EURO 4,020.00 per share. The general meeting resolution must be approved by a simple majority vote, or by a two-thirds majority vote if less than half of the issued share capital is represented at the meeting.

     In addition, all (but not less than all) of the Convertible Preferred A shares may be cancelled, at any time, pursuant to a Management Board proposal (subject to Supervisory Board approval, adopted with a two-thirds majority of the votes cast by all members of the Supervisory Board in office), approved by the general meeting of our shareholders by a simple majority vote, or a two-thirds majority vote if less than half of the issued share capital is represented at that meeting.

     CONVERTIBLE PREFERRED B SHARES

     VOTING RIGHTS: The Convertible Preferred B shares will vote with the Convertible Preferred A, the C shares and Ordinary shares on all matters submitted for the approval of our shareholders, with each Convertible Preferred A share entitled to one hundred votes. Any proposed sale of all or substantially all of our business to a third party (including by way of a merger) for less than an amount equal to the total number of Prefered shares multiplied by EURO 2,010.00 will require the approval of the meeting of Convertible Preferred B shares. A meeting of the holders of the Convertible Preferred B shares will also be required to approve any amendment to the Articles of Association that adversely affects the rights of the holders of Convertible Preferred B shares. In addition, a meeting of the holders of Convertible Preferred B shares will have the right make a binding nomination of at least two persons for each of two "Supervisory B Directors" positions on our six-member Supervisory Board.

     PRE-EMPTIVE RIGHTS: Each holder of a Convertible Preferred B share, together with the holders of Convertible Preferred A shares and Ordinary shares will have a pre-emptive right with respect to any issue of shares (other than C shares issued in connection with a Company Sale). This pre-emptive right shall exist in proportion to the aggregate nominal value of shares held by the shareholder. However, this pre-emptive right shall not apply to shares issued to or for the benefit of employees of the Company or of a Group Company, or to a person who exercises a previously acquired subscription right. Nor shall it apply to shares issued in consideration for anything other than cash.

     Until March 29, 2005, pre-emptive rights may be excluded or restricted by the Board of Management, subject to the unanimous approval by all members of the Supervisory Board in office. After March 29, 2005, if the Management Board is so designated by a two-thirds majority of the votes cast at a general meeting of our shareholders, pre-emptive rights may be excluded or restricted by the Board of Management, subject to Supervisory Board approval, adopted with a two-thirds majority of the votes cast by all members of the Supervisory Board in office. If after March 29, 2005, the Management Board is not so designated, pre-emptive rights may only be restricted or excluded by a two-thirds majority of votes cast at a general meeting of shareholders.

     LIQUIDATION RIGHTS: After our creditors and the holders of Convertible Preferred A shares have been paid, we will distribute in respect of each Convertible Preferred B share, out of any surplus that remains, EURO 2,010.00, the amount of any accrued but unpaid dividends in respect of the Convertible Preferred B shares, and the amount of any accrued dividends in respect of cancelled Convertible Preferred B shares that remains unpaid as of the time of their cancellation (unless subsequently paid). We may then distribute any remaining balance first to the holders of C shares, in an amount not exceeding the par value of the C shares, and then to the holders of our Ordinary shares and Preferred shares in proportion to the total number of shares (except C shares) held by each holder.

     DIVIDENDS: Until June 30, 2004, the holders of Convertible Preferred B shares will be entitled to the same dividend per share, if any, as the holders of Convertible Preferred A shares and one hundred times any dividend per share paid to holders of Ordinary shares, following payment of accrued dividends in respect of our C shares, with the C shares being entitled only to no more than an annual dividend of one hundredth of a percent (0.01%) of their EURO 0.04 par value. Commencing July 1, 2004, and until the cancellation or conversion of the Convertible Preferred B shares in accordance with their terms, we will pay a dividend equal to 11% per annum, compounded quarterly, calculated over an amount of EURO 2,010.00 per share to the holders of Convertible Preferred B shares. If in any financial year during this period we do not have sufficient profit to pay this dividend in full to the holders of Convertible Preferred B shares, the amount of any deficit will carry over to subsequent dividend payments, together with interest thereon at an annual rate of 11% compounded quarterly. The Board of Management may make interim dividends payable to the holders of Convertible Preferred B shares, subject to the requirements of Dutch law and the approval of the Supervisory Board.

     SHARE PREMIUM RESERVES: We will maintain a separate share premium reserve account exclusively for the Convertible Preferred B shares equal to the aggregate subscription price for those shares, less their nominal value. Commencing July 1, 2004, the holders of Convertible Preferred B shares may request distributions from the Preferred B share premium reserve account to make up for any dividend shortfall. If a portion of the Convertible Preferred B shares ceases to exist, we will allocate a pro rata part of the Preferred B share premium reserves to our general reserves.

     CONVERSION: Each Convertible Preferred B share will convertible into one hundred Ordinary shares at any time at the option of the holder of the Convertible Preferred B share and will be entitled to customary anti-dilution adjustments in relation to share dividends, share splits and similar transactions. In addition, if at the time of conversion, there are accrued but unpaid dividends in respect of the Convertible Preferred B shares, holders of the Convertible Preferred B shares will be issued a certificate representing the right to receive such accrued but unpaid dividends. The Convertible Preferred B shares are at any time subject to mandatory conversion if a two-thirds majority of the total issued Preferred shares elect to do so with respect to all Preferred shares.

     CANCELLATION: As of July 1, 2007, the general meeting may (without a proposal of the Management Board or approval of the Supervisory Board) resolve to cancel all (but not less than all) of the Convertible Preferred B shares at a redemption value of EURO 6,030.00 per share, as well as any accrued but unpaid dividends in respect of the cancelled Convertible Preferred B shares. If at such time we do not have access to sufficient funds to redeem all our then outstanding Preferred shares, the holders of Convertible Preferred B shares shall have the right to receive EURO 2,010.00 per share, as well as any accrued but unpaid dividends in respect of the cancelled Convertible Preferred B shares, out of any balance that remains after we similarly pay the holders of Convertible Preferred A shares. We will then distribute any remaining surplus proportionally to the holders of Convertible Preferred A shares and Convertible Preferred B shares up to the remaining balance of EURO 4,020.00 per share. The general meeting resolution must be approved by simple majority vote, or by a two-thirds majority vote if less than half of the issued share capital is represented at the meeting.

     In addition, all (but not less than all) of the Convertible Preferred B shares may be cancelled, at any time, pursuant to a Management Board proposal (subject to Supervisory Board approval, adopted with a two thirds majority of the votes cast by all members of the Supervisory Board in office), adopted by the general meeting of our shareholders by a simple majority vote, or a two-thirds majority vote if less than half of the issued share capital is represented at that meeting.

     C SHARES

     GENERAL: Pursuant to the Restructuring Agreement, DeGeorge Telcom and Meritage (referred to as the "Equity Investors") will be issued, on a pro rata basis, that number of C shares that will cause them to have the same number of shares for voting purposes as the former holders of the Notes. In addition, pursuant to the terms of the Restructuring Agreement, we will grant to the Convertible Preferred A shareholders an option, exercisable upon a Company Sale, to subscribe, at their nominal value, to that number of newly issued C shares that, when taken together with the outstanding Convertible Preferred A shares would provide sufficient voting rights to constitute the majority required to adopt a resolution to dissolve the Company in a general meeting of shareholders. The option will provide that these C shares may not be voted for any other purpose. The purpose of this option is to give the Convertible Preferred A shareholders an effective blocking vote on any Company Sale that is not in their economic interest. We will not issue C shares for any other purpose. In order to limit the effect of the C shares strictly to the allocation of voting power, as described above, the C shares are structured in a way that effectively gives them no independent economic value.

     VOTING RIGHTS: The C shares will vote with the Ordinary shares and with the Preferred shares on all matters submitted for approval by the shareholders, with each C share entitled to one vote.

     PRE-EMPTIVE RIGHTS: The holders of C shares shall not have pre-emptive rights with respect to the issue of Ordinary shares or Preferred shares.

     LIQUIDATION RIGHTS: After we have paid our creditors and the any liquidation preference to which holders of Preferred shares (including former holders of Preferred shares that have been cancelled) are entitled, we will distribute any remaining balance, first to the holders of C shares in an amount not exceeding the par value of the C shares, and then to the holders of Ordinary shares and Preferred shares in proportion to the total number of such shares held by each holder.

     DIVIDENDS: The C shares will not be entitled to any distribution from any of our premium reserves. The holders of C shares will only be entitled to a non-cumulative dividend of 0.01% per annum calculated over the EURO 0.04 par value per share of the C shares. Beginning July 1, 2004, the holders of C shares will only be entitled to this dividend after payment of all dividends owed to our Preferred Shareholders.

     TRANSFER RESTRICTIONS: The C shares may only be transferred with the approval of our Supervisory Board. We shall not issue share certificates for C shares.

     CANCELLATION: The C shares held by the Company are subject to cancellation pursuant to the general meeting's adoption of a Management Board proposal, with the approval of our

Supervisory Board, by a two-thirds majority vote if less than half of the issued share capital is represented at that meeting, at a redemption value equal to the par value of the C shares, subject to the consent of all holders of the C shares.

     THE C SHARES TRUST: Pursuant to the Restructuring Agreement, the C shares to be issued to Meritage and DeGeorge Telcom to equalize their voting rights will be held by a trustee (the "C shares Trustee") pursuant to a trust instrument that will provide that: (i) the C shares Trustee will not transfer the C shares to any person other than the Company; (ii) in the event of any distribution in respect of the C shares, the C shares Trustee will pay such distribution (net of expenses) to the Company, or in event of liquidation of the Company, to the other shareholders of the Company; (iii) so long as the C shares are outstanding, the C shares Trustee will vote the C shares in accordance with the directions of the Equity Investors, in proportion to their respective holdings of the Convertible Preferred A shares; and (iv) upon conversion of 50% or more of those Convertible Preferred A shares initially issued to Meritage and DeGeorge Telcom into Ordinary shares, or the sale to a third party of 50% or more of those Convertible Preferred A shares, the C shares Trustee will tender the C shares it holds to the Company for nil consideration.

     DESCRIPTION OF EQUITY REGISTRATION AND OTHER RIGHTS

     The holders of Convertible Preferred A shares have the right to two long-form registrations and unlimited short-form and "piggyback" registrations at the Company's expense, subject in the case of piggyback registration to customary underwriting cutbacks. The holders of Convertible Preferred B shares have the right to participate on a pro rata basis in all demand registrations by the holders of Convertible Preferred A shares.

                                    PROPOSALS

PROPOSAL 1 - REVERSE SHARE SPLIT

     We are seeking the approval by our shareholders of amendment of our articles of association to provide for a 670-to-one reverse split of our Ordinary shares, combined with a reduction in the nominal value of the resulting shares to EURO 0.04 per share. This proposal is made in connection with our proposed recapitalization (see "Description of the Recapitalization").

     If the proposed reverse share split is not effected, following the recapitalization there would be more than 5 billion Ordinary shares outstanding (on an as-converted basis, that is, assuming the conversion of all of the Preferred shares into Ordinary shares), and the share price would be likely be below a price that would facilitate normal trading. We believe that the reverse share split is necessary in order to normalize the post recapitalization trading of our shares by reducing the number of outstanding shares and thereby potentially increase their trading price per share. There is no assurance however, that the market price of our Ordinary shares after the reverse share split would reach the levels required for facilitation of normal trading activity.

     We anticipate that the reverse share split will result in fractional shares. Pursuant to the proposed amendment to our articles of association relating to the reverse share split, a holder of fractional Ordinary shares, may, together with one or more holders of fractional Ordinary shares, to the extent that the fractional Ordinary shares together constitute 670 fractional Ordinary shares, exercise their shareholders rights (including, but not limited to, voting rights) attached to each share. In addition, each fractional Ordinary share will entitle its holder to 1/670 of any dividend or other distribution made in respect of the Ordinary Shares. We believe that these fractional shares will be eligible for trading on Euronext Paris. We do not, however, intend to repurchase any of the fractional shares resulting from the reverse share split.

     The following table sets forth information concerning the nominal value and the number of our Ordinary shares as of June 30, 2002, and as adjusted to give effect to (i) the proposed reverse share split and (ii) the proposed recapitalization (assuming we receive cash investments of EURO 47 million).
This table does not include information concerning the Preferred A shares, the Preferred B shares or the C shares to be issued pursuant to our proposed recapitalization. For more information regarding our historical and post-restructuring capitalization, see the section of this proxy statement entitled "Unaudited Historical and Pro Forma Capitalization."


                                                    AS OF                POST REVERSE-                 POST
ORDINARY SHARES                                MARCH 31, 2002             SHARE-SPLIT            RECAPITALIZATION
---------------------------------------    ------------------------ ------------------------- ------------------------
Nominal value.........................     EURO          0.10       EURO           0.04       EURO          0.04

Authorized............................            363,332,650                   542,288                6,300,000

Issued and outstanding................            160,555,222                   239,635                3,905,514

Treasury .............................              3,135,892                     4,690                    4,690

Reserved for issuance under our stock
  option plans........................              4,322,954                     6,452                  607,000(1)


(1) Includes options to be issued under the option plan contemplated by the Restructuring Agreement to be implemented following the consummation of the proposed recapitalization.

     The proposed 670-to-one reverse share split is planned to take effect prior to the completion of the recapitalization. However, we intend to effect the reverse share split only in the event that, and at such time when, we believe there is sufficient certainty that the recapitalization would be completed.

     In connection with this proposal, it is proposed to authorize each member of the Board of Management, as well as any (deputy) civil notary of Stibbe, advocates and civil law notaries in Amsterdam, to apply for a ministerial statement of no objections on the draft deed of amendment of the articles of association, to amend the said draft in such a way as may be deemed necessary or advisable in order to obtain such statements of no objections and to execute a deed of amendment of the articles of association. This authorization is required in order to enable us to complete the adoption and registration of the amended articles of association, as required under Dutch law. A copy of the proposed amendment is attached as Appendix A to this proxy statement.

     OUR MANAGEMENT AND SUPERVISORY BOARDS RECOMMEND A VOTE FOR PROPOSAL 1, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

PROPOSAL 2 - AMENDMENTS TO OUR ARTICLES OF ASSOCIATION

     We are seeking the approval by our shareholders of amendment of our articles of association necessary to effect our proposed recapitalization, pursuant to which, we anticipate that we would issue to holders of our Notes and to equity investors (after giving effect to the proposed 670-to-one reverse split of our Ordinary shares and the reduction of their nominal value to EURO 0.04 per share, but prior to giving effect to the 100-to-one reverse split of our Preferred shares referred to below):

     -    up to an additional 3,713,747 Ordinary shares;

     -    up to 2,173,308 Convertible Preferred A shares;

     -    up to 1,492,570 Convertible Preferred B shares; and

     -    up to 1,313,741 C shares.

     In response to a request from the French securities market authorities in relation to the proposed listing on Euronext Paris of our Ordinary shares and Preferred shares to be issued in the recapitalization, the proposed amendments to our articles of association provide for a 100-to-one reverse split of the Preferred shares to be issued in the recapitalization. This reverse split would take effect on the day after the issuance of the Preferred shares and would have the effect of reducing their aggregate number by one hundred-fold. It would not, however, have any effect on our aggregate capitalization or on the overall economic or voting rights that will result from the recapitalization. The 100-to-one reverse split of the Preferred shares is being effected after their issuance in order to first give effect to the anticipated outcome on the Netherlands AKKOORD proceeding, which we believe will be confirmed on August 21, 2001. The intended effect of the

100-to-one reverse split of the Preferred shares is to reduce their number and increase their trading price per share, which we believe would make it less likely that they will be an attractive investment for retail investors.

     In addition, the proposed recapitalization contemplates the reconstitution of our Supervisory Board and other corporate governance provisions to be included in our articles of association.

     The proposed recapitalization and the terms of the new classes of shares to be issued in connection therewith are described more fully under the sections entitled "Description of the Recapitalization" and "Description of Share Capital."

     In order to enable us to effect the recapitalization, our Supervisory Board and Board of Management have proposed to amend our articles of association to, among other things:

     1.   Reduce our authorized share capital to EURO 812,000, divided into:

          (a) 6,300,000 Ordinary shares, each with a nominal value of EURO 0.04 per share;

          (b) a new class of 2,400,000 Convertible Preferred A shares, each with a nominal value of EURO 0.04 and the right to cast one vote per share;

          (c) a new class of 1,600,000 Convertible Preferred B shares, each with a nominal value of EURO 0.04 and the right to cast one vote per share; and

          (d) a new class of 10,000,000 C shares, each with a nominal value of EURO 0.04 and the right to cast one vote per share.

     2. Provide for a 100-to-one reverse split of the Convertible Preferred A shares and Convertible Preferred B shares to take effect on the day after the amendment of our articles of association in accordance with the other provisions of this Proposal 2 and the issuance of those Preferred shares. Our authorized share capital, as described under item (1) above will not be affected by this reverse split of our Preferred shares except that, following the reverse split, we will have 2,400 Convertible Preferred A shares, each with a nominal value of EURO 4.00 and the right to cast 100 (one hundred) votes and 1,600 Convertible Preferred B shares, each with a nominal value of EURO 4.00 and the right to cast 100 (one hundred) votes.

     3. Require the approval of a two-thirds majority of the votes cast by all members our Supervisory Board for any of the following matters:

          (a) any further issues of shares, other than shares issued to or for the benefit of employees of the Company or of a Group Company, or to a person who exercises a previously acquired subscription right.

          (b) any sale or proposal to liquidate the Company or any sale of substantially all of the Company's assets outside its ordinary course of business;

          (c) any merger or consolidation proposal in which the Company is not the surviving entity or any material acquisition;

          (d) any acquisition involving total consideration of EURO 10 million or more;

          (e) the incurrence of indebtedness for borrowed money other than, subject to certain conditions, working capital debt up to EURO 20 million;

          (f) implementing any amendments to the Company's stock option plan or other incentive schemes; and

          (g)  any other matter as may be determined by the Supervisory Board.

     4. Require the approval of the general meeting of our shareholders for any of the following matters:

          (a) the sale or disposal of all or substantially all of the Company's business to a third party;

          (b) entering into or terminating a continuing co-operation by the Company with another person, if such co-operation or termination thereof is of far-reaching significance for the Company;

          (c) the participation of the Company in other persons or enterprises (or disposition of such participation), involving an amount equivalent to the sum of one-third of the Company's assets (or more), as shown in its most recently available annual consolidated financial statements.

     5. Require the approval of each of the meeting of the Convertible Preferred A shares and the meeting of the Convertible Preferred B shares for any sale of the Company, or of substantially all of its assets, to a third party at a value less than the aggregate number of Preferred shares (after giving effect to the proposed 100-to-one reverse split of our Preferred shares described under item (2) above) multiplied by EURO 2,010.00.

     6. Provide for the post-recapitalization composition of our Supervisory Board as a six-member board, comprising two designees of the holders of the Convertible Preferred A shares and the holders of the C shares, two designees of the holders of the Convertible Preferred B shares, and two independent directors mutually acceptable to the former holders of the Notes and to Meritage and DeGeorge Telcom.

     7. Provide for a delegated Supervisory Board committee consisting of three members, two of whom to be the Supervisory Directors appointed by the holders of the Convertible Preferred A shares and one member appointed by a two-third majority of the votes cast by all members of the Supervisory Board.

     8. Require persons acquiring (other than Meritage, DeGeorge Telcom, the C Shares Trustee, or any person would not hold 25% or more of the voting rights in respect of our outstanding shares but for his holding of C shares) 25% or more of the voting rights in respect of our outstanding shares to commence an unconditional public offer for all our remaining shares, at an offer price equal to the highest price paid by that person during the preceding twelve months, unless that person ceases to hold voting rights in excess of the 25% threshold within 15 days.

     9. Require the approval of the general meeting of shareholders, which approval requires a two-thirds majority vote, to revoke the resolution (to be adopted pursuant to Proposal 4 in this proxy statement) to redeem the Preferred shares.

     10. Require the approval of a two-thirds majority of the votes cast at the general meeting of shareholders for any amendment to our Articles of Association.

     Effectiveness of the amendments to our articles of association set forth above is conditioned upon approval of each of the recapitalization proposals and the completion of our recapitalization in accordance with the terms described in this proxy statement (see "Description of the Recapitalization").

     The proposed amendments to our articles of association are set forth in Appendix A to this proxy statement.

     In connection with this proposal, it is proposed to authorize each member of the Board of Management, as well as any (deputy) civil notary of Stibbe, advocates and civil law notaries in Amsterdam, to apply for ministerial statement of no objections on the draft deed of amendment of the articles of association, to amend the said draft in such a way as may be deemed necessary or advisable in order to obtain such statements of no objections and to execute a deed of amendment of the articles of association. This authorization is required in order to enable us to complete the adoption and registration of the amended articles of association, as required under Dutch law.

     OUR MANAGEMENT AND SUPERVISORY BOARDS RECOMMEND A VOTE FOR PROPOSAL 2, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

PROPOSAL 3 - DISCHARGE FROM LIABILITY OF MEMBERS OF THE MANAGEMENT AND SUPERVISORY BOARDS IN CONNECTION WITH THE RECAPITALIZATION


     It is proposed to discharge each member of our Supervisory Board and Management Board from liability to the Company in respect of the exercise of his duties as a Supervisory Board member or Managing Director, as the case may be, in connection with our proposed recapitalization during the period commencing January 1, 2002, through the date our recapitalization is completed, or such earlier date when such member of our Supervisory or Management Board ceases to serve as a member of our Supervisory or Management Board. The proposed discharge from liability will extend only to actions, and failures to take action, that will have clearly been disclosed to the shareholders during or prior to the extraordinary general meeting. These would include, for example, the decision of our Managing Director, approved by the members of our Supervisory Board, to have the Company enter into the Restructuring Agreement and to effect the recapitalization by means of an AKKOORD.

     The proposed discharge will not extend to actions taken outside the scope of each member's duties as a Supervisory Board member or Managing Director and will not discharge the members of our Management or Supervisory Board for liability from acts, or failures to act, that are not clearly disclosed to the extraordinary general meeting. The discharge also will not release those members from liability to parties other than the Company, including our individual shareholders. In particular, it will not limit any liability that the members of our Management and Supervisory Boards may have to individual shareholders under common law or statutory anti-fraud or tort laws, or under United States federal and state securities laws. Finally, in certain circumstances the discharge may be limited or overturned where a court finds that upholding the discharge would be inconsistent with Dutch legal principles of good faith, which under Dutch law means the obligation to behave reasonably and equitably in all situations towards all parties connected with the corporation.

     Holders of 60% of our Ordinary shares have agreed to vote in favor of this proposal, so that its passage is assured. Subject to the limitations described in the preceding paragraph, it will be binding on the Company regardless of how our remaining Ordinary shareholders cast their votes.


     Effectiveness of this proposal is conditioned upon approval of each of the recapitalization proposals and the completion of our recapitalization in accordance with the terms described in this proxy statement (see "Description of the Recapitalization").

     OUR MANAGEMENT AND SUPERVISORY BOARDS RECOMMEND A VOTE FOR PROPOSAL 3, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

PROPOSAL 4 - REDEMPTION OF PREFERRED SHARES


     It is proposed to authorize the redemption of all of the Preferred shares to be issued as part of the recapitalization, on July 1, 2007, in accordance with their terms (see: "Description of Share Capital").


     Under the terms of the Convertible Preferred A shares, the general meeting may resolve to cancel, on July 1, 2007, all of the Convertible Preferred A shares at a redemption value of EURO 6,030.00 per share (after giving effect to the proposed 100-to-one reverse split of our Preferred shares which forms part of Proposal 2 above), subject to the consent of all holders of the Convertible Preferred A shares. If at such time we do not have access to sufficient funds to redeem all our then outstanding Preferred shares, the holders of Convertible Preferred A shares shall have the right to receive EURO 2,010.00 per share. After we similarly pay the holders of Convertible Preferred B shares, we will distribute any remaining surplus proportionally to the holders of Convertible Preferred A shares and Convertible Preferred B shares up to the remaining balance of EURO 4,020.00 per share.

     Similarly, under the terms of the Convertible Preferred B shares, the general meeting may resolve to cancel, on July 1, 2007, all of the Convertible Preferred B shares at a redemption value of EURO 6,030.00 per share. If at such time we do not have access to sufficient funds to redeem all our then outstanding Preferred shares, the holders of Convertible Preferred B shares shall have the right to receive EURO 2,010.00 per share out of any balance that remains after we similarly pay the holders of Convertible Preferred A shares. We will then distribute any remaining surplus proportionally to the holders of Convertible Preferred A shares and Convertible Preferred B shares up to the remaining balance of EURO 4,020.00 per share.

     Effectiveness of this proposal is conditioned upon approval of each of the recapitalization proposals and the completion of our recapitalization in accordance with the terms described in this proxy statement (see "Description of the Recapitalization").

     OUR MANAGEMENT AND SUPERVISORY BOARDS RECOMMEND A VOTE FOR PROPOSAL 4, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                         FINANCIAL AND OTHER INFORMATION





     Our (i) consolidated financial statements as of and for the three years ended December 31, 2001, 2000 and 1999; (ii) unaudited quarterly consolidated financial statements as of and for the three months periods ended March 31, 2002 and 2001; and (iii) unaudited historical and pro forma (after giving effect to the disposition of our German operations) consolidated condensed balance sheets as of March 31, 2002 and consolidated condensed statements of operations for the year ended December 31, 2001, and the three months ended March 31, 2002 are included in Appendix B to this proxy statement. Management's discussion and analysis of our financial condition and results of operations and quantitative and qualitative disclosure about market risk are included in Appendix C to this proxy statement.

     Our consolidated financial statements as of and for the three years ended December 31, 2001, 2000 and 1999 included in this proxy statement have been restated. The revisions that were applied to our financial statements are described in Note 2 to our restated consolidated annual financial statements included in this proxy statement. Our restated consolidated financial statements as of and for the year ended December 31, 2001 included in this proxy statement have been audited by Deloitte & Touche Accountants. In addition, the revisions described in Note 2 that were applied to our 2000 and 1999 financial statements have been audited by Deloitte & Touche Accountants. The report of Deloitte & Touche Accountants is set forth at page F-1 of Appendix B to this proxy statement.

     Our consolidated financial statements as of and for the two years ended December 31, 2000 and 1999 before the restatement described in Note 2 to our restated consolidated annual financial statements have been audited by Arthur Andersen (The Netherlands). No additional procedures were conducted by Arthur Andersen subsequent to March 5, 2002. The report of

Arthur Andersen is set forth at page F-3 of Appendix B of this proxy statement.

     Representatives of Deloitte & Touche Accountants are expected to be present at the extraordinary general meeting. These representatives will have an opportunity to make a statement if they so desire, and will also be available to respond to appropriate questions from shareholders. Representatives of Arthur Andersen are not expected to be present at the meeting.

     The reports of Deloitte & Touche Accountants and Arthur Andersen on our consolidated financial statements included in this proxy statement relate to our historical financial information and do not extend to the prospective financial information included herein and should not be read to do so.


                             CHANGES IN ACCOUNTANTS

     RESIGNATION OF ARTHUR ANDERSEN

     On June 21, 2002, the Company was notified by Arthur Andersen (The Netherlands), the Company's independent auditor since its inception, that Arthur Andersen had resigned as auditor for the Company. Arthur Andersen's resignation results from the acquisition of Arthur Andersen's audit practice in The Netherlands by Deloitte & Touche Accountants. Consequently, as of June 21, 2002, Arthur Andersen will no longer serve as the Company's independent auditor.

     Arthur Andersen's reports on the Company's consolidated financial statements for the fiscal years ended December 31, 2000 and 2001, did not contain an adverse opinion or a disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles, except that Arthur Andersen's report dated March 5, 2001 on the Company's consolidated financial statements for the year ended December 31, 2001, which was included in our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on April 1, 2002, stated that the Company's recurring losses from operations and its expectation to utilize its existing cash resources during 2002 raise substantial doubt about the Company's ability to continue as a going concern. During the two most recent fiscal years, and the interim period through the date of Arthur Andersen's resignation, the Company had no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Arthur Andersen, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the Company's consolidated financial statement for these periods, and there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

     ENGAGEMENT OF DELOITTE & TOUCHE

     On July 17, 2002, the Supervisory Board of the Company appointed Deloitte & Touche Accountants as the Company's independent auditor on an interim basis until the fourth quarter extraordinary general meeting of the Company to be held for the purpose of electing new directors following the Company's proposed recapitalization. This meeting is expected to be held during the fourth quarter of 2002 and will include in its agenda a proposal for the appointment of auditors by that meeting. This action was unanimously recommended by the members of the audit committee.

     During the two most recent fiscal years ended December 31, 2001 and December 31, 2000, and the subsequent interim period through the date of this report, the Company did not consult with Deloitte & Touche Accountants regarding the application of accounting principles to any transaction, completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements of the Company or any of the matters or events set forth in Item 304(a)(2)(ii) of Regulation S-K.

                                                                      APPENDIX A

   PROPOSED AMENDMENTS TO THE ARTICLES OF ASSOCIATION OF COMPLETEL EUROPE N.V.

--------------------------------------------------------------------------------

(informal translation)

I - PROPOSED REVERSE SHARE SPLIT AMENDMENT


Today, the [*]
two thousand and two, appeared before me, [*], civil-law notary in Amsterdam:


The appearing person declared:

   - that the articles of association of the company with limited liability (NAAMLOZE VENNOOTSCHAP) COMPLETEL EUROPE N.V., having its seat in Amsterdam, its address at 3011 TA Rotterdam, Blaak 16, filed at the Trade Register under number 34108119, (the 'Company'), were lastly amended by deed on the twentieth of July two thousand and one, executed before H.B.H. Kraak, civil-law notary in Amsterdam, in respect of which amendment the Minister of Justice has advised on the thirteenth of July two thousand and one under number N.V. 1055197 that no objections have become apparent;

   - that since then the articles of association of the company have not been amended;

   - that the shareholders' meeting of the Company has decided to amend the articles of association of the Company partially;

   - that furthermore, it was decided to authorize the appearing person, to enable him to effect the amendment to the articles of association;

   - that such resolutions are evidenced by a copy of the minutes of the relevant meeting to be attached to this deed.

Subsequently, the appearing person declared to amend the articles of association of the Company partially, in pursuance of the referred resolutions, so they read as follows:

PARAGRAPHS 1 AND 2 OF ARTICLE 4 WILL READ AS FOLLOWS:

1. The authorized capital amounts to two hundred twenty-five thousand euro (EUR 225,000.-)).

2. It is divided into five million six hundred twenty-five thousand (5,625,000) shares, each with a nominal value of four cents (EUR 0.04), consisting of one million (1,000,000) ordinary shares and four million six hundred twenty-five thousand (4,625,000) class C shares (the 'C shares').

   Where these Articles of Association refer to shares and shareholders, these shall be understood to refer to the aforementioned classes and holders thereof, unless the contrary is indicated.

PARAGRAPH 3 OF ARTICLE 4 WILL READ AS FOLLOWS:

The ordinary shares and C shares are registered shares.
Share certificates for C shares shall not be issued.

PARAGRAPH 8 OF ARTICLE 10 IS CANCELLED AND PARAGRAPHS 9 AND 10 ARE RENUMBERED INTO 8 AND 9 RESPECTIVELY.

PARAGRAPH 2 OF ARTICLE 13 WILL READ AS FOLLOWS:

A resolution to cancel shares can relate only to shares which are held by the Company or to all issued and outstanding C shares.

PARAGRAPH 4 OF ARTICLE 13 WILL READ AS FOLLOWS:

Partial repayment of capital on shares or release from the obligation to pay calls shall only be possible in proportion to all the shares or to all the C shares exclusively.

PARAGRAPH 4 OF ARTICLE 21 WILL READ AS FOLLOWS:

From the profits remaining after reservation according to the above, a dividend shall first be distributed on the C shares equal one hundredth of a percent (0.01%) per annum calculated over the par value of the C shares.

PARAGRAPH 6 OF ARTICLE 29 WILL READ AS FOLLOWS:

The balance of the liquidation shall be distributed as follows:

a. to the holders of C shares, an amount not exceeding the par value of the C shares;

b. the remaining balance shall be distributed to the holders of ordinary shares in proportion to everyone's nominal possession of said shares.

TWO PROVISIONAL CLAUSES WILL BE ADDED THAT WILL READ AS FOLLOWS:

PROVISIONAL CLAUSES

ARTICLE 30.

1. With this amendment to the articles of association, the ordinary shares held by each shareholder immediately prior to this amendment, each with a par value of ten cent (EUR 0.10), shall be converted and consolidated in such a way that for each compilation of six hundred seventy (670) ordinary shares one (1) ordinary share, with a par value of sixty-seven euro (EUR 67.-), is acquired, and for such number of shares that together constitute less than six hundred seventy ordinary shares, an equal number of fractional ordinary shares shall be acquired, each with a par value of ten cents (EUR 0.10).

   Subsequently the par value of each ordinary share is decreased from sixty-seven euro (EUR 67.-) to four cents (EUR 0.04), and the par value of each fractional ordinary share is decreased from ten cents (EUR 0.10) to six one hundred thousandth of a cent (EUR 0.00006).

2. During the period that one or more fractional ordinary shares as defined above are outstanding, the provisions of Article 31 shall apply.

ARTICLE 31.

1. Each fractional ordinary share has a par value of six one hundred thousandth of a cent (EUR 0.00006) and is in registered form.

2. Without prejudice to the provisions set forth in paragraph 3 below, the provisions of Book 2 of the Dutch Civil Code relating to shares and shareholders shall apply accordingly to fractional ordinary shares and holders of fractional ordinary shares, to the extent not provided otherwise in those provisions.

3. The provisions of these Articles relating to shares and shareholders shall apply accordingly to fractional ordinary shares and holders of fractional ordinary shares, to the extent not provided otherwise in those provisions or the provisions of paragraph 4 and 5 below.

4. A holder of one or more fractional ordinary shares may together with one or more holders of fractional ordinary shares, to the extent that the fractional ordinary shares together constitute six hundred seventy (670) fractional ordinary shares, exercise the shareholders rights attached to each share.

   The collectively entitled parties may only have themselves represented vis-a-vis the Company by one person.

5. Each holder of a fractional ordinary share is entitled to one six hundred seventieth (1/670) part of the (interim) dividend or any other distribution to which each ordinary share is entitled.

6. As of the moment a holder of fractional ordinary shares holds six hundred seventy (670) fractional ordinary shares, these six hundred seventy (670) fractional ordinary shares shall by operation of law be consolidated, free of charge, into one ordinary share, with a par value of four cents (EUR 0.04).

FINAL STATEMENTS

Finally the appearing person declared:

   - that pursuant to a Management Board resolution, with approval of the Supervisory Board, eight hundred eighty-five thousand three hundred sixty-five (885,365) C shares with a par value of four cents (EUR 0.04) have been issued by the Company under the condition precedent (opschortende voorwaarde) of the current amendment to the articles of association;

   - upon the current amendment to the articles of association taking effect, the issued and paid-up capital amounts to forty-five thousand euro (EUR 45,000.-);

   - that the Minister of Justice has, evidenced by the statement to be attached to this deed advised on [*] under number N.V. 1055197 that in respect of the current amendment to the articles of association no objections have become apparent.

This deed was executed today in Amsterdam.

The substance of this deed was stated and explained to the appearing person.

The appearing person declared not to require a full reading of the deed, to have taken note of the contents of this deed and to consent to it.

Subsequently, this deed was read out in a limited form, and immediately thereafter signed by the appearing person and myself, civil-law notary, at

II - PROPOSED RECAPITALIZATION AMENDMENTS


Today, the [*]
two thousand and two, appeared before me, [*], civil-law notary in Amsterdam:


The appearing person declared:

   - that the articles of association of the company with limited liability (NAAMLOZE VENNOOTSCHAP) COMPLETEL EUROPE N.V., having its seat in Amsterdam, its address at 3011 TA Rotterdam, Blaak 16, filed at the Trade Register under number 34108119, (the 'Company'), were lastly amended by deed on [*], executed before [*], civil-law notary in Amsterdam, in respect of which amendment the Minister of Justice has advised on [*] under number N.V. 1055197 that no objections have become apparent;

   - that since then the articles of association of the Company have not been amended;

   - that the shareholders' meeting of the Company has decided to amend the articles of association of the Company integrally;

   - that furthermore, it was decided to authorize the appearing person, to enable him to effect the amendment to the articles of association;

   - that such resolutions are evidenced by a copy of the minutes of the relevant meeting to be attached to this deed.

Subsequently, the appearing person declared to amend the articles of association of the Company integrally, in pursuance of the referred resolutions, so they read as follows:

DEFINITIONS

ARTICLE 1.

In these Articles of Association the following definitions apply:

a. ANNUAL ACCOUNTS shall mean: the balance sheet, the profit and loss account and the explanatory notes to these accounts;

b. ANNUAL MEETING shall mean: the General Meeting with the purpose of considering and adopting the Annual Accounts, the annual report and any other documents required by law;

c. ARTICLES OF ASSOCIATION shall mean: the articles of association of the Company;

d. BOARD OF MANAGEMENT shall mean: the board of management of the Company;

e. C SHARES shall mean: class C shares in the capital of the Company

f. COMPANY shall mean: CompleTel Europe N.V., registered in Amsterdam;

g. COMPANY SALE shall mean: any sale of the Company to a third party (including by way of merger or a sale of substantially all of the Company's assets) to which the Company is a party or to which the Supervisory Board has given its approval;

h. DELEGATED SUPERVISORY BOARD COMMITTEE shall mean: the delegated supervisory board committee of the Company;

i. DISTRIBUTABLE RESERVES shall mean: that part of the Company's shareholders' equity which is in excess of (i) the paid-up and called-up part of the capital, and (ii) the reserves, if any, which are required by law and by virtue of these Articles of Association;

j. GENERAL MEETING shall mean: both the body formed by shareholders and others with voting rights as well as the meeting of shareholders and others with meeting rights;

k. GROUP COMPANY shall mean: a legal entity or a company which is associated with the Company in a group, as defined in article 2:24b Dutch Civil Code;

l. INVESTORS shall mean: Meritage Private Equity Fund, L.P., Meritage Private Equity Parallel Fund, L..P., Meritage Entrepreneurs Fund, L.P., DeGeorge Telcom Holdings L.P. or any of their affiliates;

m. PREFERENCE AMOUNT shall mean: in relation to an outstanding Preferred Share, an amount equal to twenty euro and ten cents (EUR 20.10) per share;

n. PREFERRED SHARES shall mean: both the Preferred A shares and the Preferred B shares;

o. PREFERRED A SHARES shall mean: series A convertible cumulative preferred shares in the capital of the Company;

p. PREFERRED B SHARES shall mean: series B convertible cumulative preferred shares in the capital of the Company;

q. SUBSIDIARY shall mean:

   1. a legal entity in which the Company or one or more of its Subsidiaries, whether or not pursuant to an agreement with other persons entitled to vote, can jointly or by itself exercise more than half of the voting rights at the general meeting;

   2. a legal entity, of which the Company or one or more of its Subsidiaries are member or shareholder and, whether or not pursuant to an agreement with other persons entitled to vote, can jointly or by itself appoint or remove from office more than half of the members of the board of management or the supervisory board, even if all the persons entitled to vote cast their votes;

   3. a company acting under its own name in which the Company or one or more of its Subsidiaries, as partner is or are fully liable for the debts towards creditors;

r. SUPERVISORY BOARD shall mean: the supervisory board of the Company.

NAME AND SEAT

ARTICLE 2.

1.    The name of the Company is: CompleTel Europe N.V.

2.    Its registered seat is in Amsterdam.

3. The Company may have branch offices and branch establishments elsewhere, both at home and abroad.

OBJECTS

ARTICLE 3.

The objects of the company are:

- to finance companies and other enterprises, to borrow, to lend and to raise funds, to participate in all types of financial transactions, including the issue of bonds, promissory notes or other securities or evidences of indebtedness, to invest in securities;

- to grant guarantees, to bind the Company and to grant security over its assets, for the obligations of companies and other enterprises with which the company is affiliated and of third parties;

- to enter into additional financial and other agreements (including swaps and derivatives transactions) in relation to the activities named above;

- to incorporate and to participate in any way whatsoever in, to manage, to supervise and to co-operate with companies and other enterprises, to acquire, to keep, to alienate or in any other manner to manage all sorts of participations and interests in other companies and other enterprises, to enter into joint ventures with other companies and enterprises;

- to acquire, to manage, to operate, to encumber and to alienate personal and real property and any right to or interest in personal and real property;

- to obtain, to exploit and to alienate patents and other intellectual property rights, to acquire and to grant licenses, sub-licenses and similar rights of whatever name and description and if necessary, to protect rights derived from patents and other intellectual property rights, licenses, sub-licenses and similar rights against infringement by third parties;

- to enter into agreements concerning the indemnification of its managing directors and its supervisory directors, and

- to undertake all that which is connected to the foregoing or in furtherance thereof, all in the widest sense of the words.

CAPITAL AND SHARES

ARTICLE 4.

1. The authorized capital amounts to eight hundred twelve thousand euro (EUR 812,000).

2. It is divided into twenty million three hundred thousand (20,300.000) shares, each with a nominal value of four cents (EUR 0.04), consisting of:

      -  six million three hundred thousand (6,300,000) ordinary shares;

      - two million four hundred thousand (2,400,000) series A convertible cumulative preferred shares;

      - one million six hundred thousand (1,600,000) series B convertible cumulative preferred shares;

      -  ten million (10,000,000) class C shares.

      Where these Articles of Association refer to shares and shareholders, these shall be understood to refer to the aforementioned classes and holders thereof, unless the contrary is indicated.

      Where these Articles of Association refer to Preferred shares and holders of Preferred shares, these shall be understood to refer to the aforementioned classes of Preferred shares and holders thereof, unless the contrary is indicated.

3. Each Preferred A share and each Preferred B share is convertible into one or more ordinary shares with due observance of Article 9.

      If, in accordance with Article 9 Preferred A shares, or, as the case may be, Preferred B shares are converted into ordinary shares, the number of Preferred A shares, or, as the case may be, Preferred B shares in the authorized capital will be decreased in an amount equal to the number of Preferred A shares, or, as the case may be, Preferred B shares that are converted and the number of ordinary shares in the authorized capital will be increased with one ordinary share for each converted Preferred A share, or, as the case may be, Preferred B share.

4. The ordinary shares, the Preferred shares and C shares are registered shares. Share certificates for C shares shall not be issued.

5. If a share belongs to more than one person, the collectively entitled parties may only have themselves represented vis-a-vis the Company by one person.

6. C shares shall not be entitled to any distribution from any reserve of the Company.

SHARE CERTIFICATES

ARTICLE 5.

1. To the extent the Company is listed on one or more stock exchanges, ordinary and Preferred registered shares shall be available:

      - in the form of an entry in the shareholders register without issue of a share certificate;

            shares of this type are referred to in these Articles of Association as type I registered shares;

      - and - should the Board of Management so decide - also in the form of an entry in the share register with issue of a certificate, which certificate shall consist of a main part without dividend coupon;

            shares of this type and share certificates relating thereto are referred to in these Articles as type II registered shares and type II share certificates.

2. The Board of Management can decide that the registration of type I registered shares may only take place for one or more quantities of shares
      - which quantities are to be specified by the said Board - at the same time.

3. Type II share certificates shall be available in such denominations as the Board of Management shall determine.

4. All share certificates shall be signed by or on behalf of the Board of Management or by the CEO acting jointly with another member of the Board of Management; the signatures may be effected by printed facsimile.

      Furthermore, type II share certificates shall, and all other share certificates may, be countersigned by one or more persons designated by the Board of Management for that purpose.

5.    All share certificates shall be identified by numbers and/or letters.

6. Subject to the approval of the Supervisory Board, the Board of Management can determine that for the trade at foreign exchanges share certificates shall be issued complying with the requirements set by said foreign exchange(s) and not provided with any dividend sheet.

7. The expression 'share certificate' as used in these Articles shall include a share certificate in respect of more than one share.

DUPLICATES

ARTICLE 6.

1. Upon written request from a shareholder, missing or damaged share certificates, or parts thereof, may be replaced by new certificates or by duplicates bearing the same numbers and/or letters, provided the applicant proves his title and, in so far as applicable, his loss to the satisfaction of the Board of Management, and further subject to such conditions as the Board of Management may deem fit.

2. In appropriate cases, at its own discretion, the Board of Management may stipulate that the identifying numbers and/or letters of missing documents be published three times, at intervals of at least one month, in at least three newspapers to be indicated by the Board of Management announcing the application made;

      in such a case new certificates or duplicates may not be issued until six months have expired since the last publication, always provided that the original documents have not been produced to the Board of Management before that time.

3. The issue of new certificates or duplicates shall render the original document invalid.

SHAREHOLDERS REGISTER

ARTICLE 7.

1 Notwithstanding the provisions of the law in respect of registered shares, a register shall be kept by or on behalf of the Company, which register shall be regularly updated and, at the discretion of the Board of Management, may, in whole or in part, be kept in more than one copy and at more than one place.

      If the listing of the shares of the Company on a stock exchange or a regulated over the counter market in a country or countries other than the Netherlands so requires, part or parts of the shareholders register may be kept in such country or countries.

2. Each shareholder's name, his address and such further data as the Board of Management deems desirable, whether at the request of a shareholder or not, shall be entered in the register, with reference to the class of shares.

3. The form and the contents of the share register shall be determined by the Board of Management with due regard to the provisions of paragraphs 1 and 2 of this Article.

      The Board of Management may determine that the records shall vary as to their form and contents according to whether they relate to type I registered shares or to type II registered shares.

4. Upon request a shareholder shall be given free of charge a declaration of what is stated in the register with regard to the shares registered in his name, which declaration may be signed by one of the specially authorized persons to be appointed by the Board of Management for this purpose.

5. The provisions of the last four paragraphs shall equally apply to rights of usufruct or pledge on one or more registered shares, with the proviso that the other data required by law must be entered in the shareholders register.

CONVERSION OF TYPE I AND TYPE II REGISTERED SHARES

ARTICLE 8.

1. Subject to the provisions of Article 5, the holder of type I registered shares may, upon his request and at his option, have one or more type II registered shares entered in the share register for the same nominal amount and have issued to him one or more type II share certificates.

2. Subject to the provisions of Article 5, the holder of type II registered shares registered in his name may, after lodging the type II share certificates with the Company, upon his request and at his option, have one or more type I registered shares entered in the shareholders register for the same nominal amount.

      A shareholder who requests that type I registered shares are registered in his name may require that such shares are registered in his name in a register held outside of the Netherlands as provided in Article 7 paragraph 1.

3. The holder of one or more share certificates may, after lodging the share certificates with the Company, upon his request and at his option have issued to him one or more share certificates, of the same type, and for the same nominal amount, each for as many shares as he requests, subject however to the provisions of Article 5, paragraph 3.

4. A request as mentioned in this Article shall, if the Board of Management so requires, be made on a form obtainable from the Company free of charge, which shall be signed by the applicant.

CONVERSION OF PREFERRED SHARES

ARTICLE 9.

1. Each Preferred share may, at the option of the holder thereof and subject to the then applicable terms of conversion, be converted into one or more ordinary shares, with the understanding that each Preferred A share and each Preferred B share shall initially be convertible into one ordinary share.

      The conversion rate applicable to the Preferred A and B shares shall be appropriately adjusted by the Supervisory Board to reflect any subsequent stock splits (or reverse split) affecting the ordinary shares, any dividends or distributions with respect to the ordinary shares consisting of additional ordinary shares or any similar transaction affecting the outstanding ordinary shares.

2. The holder of Preferred shares who wishes to convert his Preferred shares into ordinary shares shall inform the Management Board thereof by means of a written notice, setting out the number of Preferred shares he wishes to convert, which notice shall be irrevocable.

3. To the extent the number of ordinary shares into which the Preferred shares will be converted exceeds the number of Preferred shares, the Company shall issue such number of additional ordinary shares to the holder of the Preferred shares concerned as is necessary to fulfil the applicable terms of conversion.

      The obligation to pay up the nominal value of such additional issued shares shall be paid from the share premium reserve account referred to in
      Article 24 paragraph 1 kept in favour of the relevant class of Preferred shares and to the extent such share premium reserve is insufficient for that purpose, the deficit shall be paid up in cash by the holders of the Preferred shares concerned.

4. To the extent a holder of Preferred shares, directly prior to the conversion, is entitled to any accrued but unpaid dividends accrued since the first of July two thousand and four, the Company shall upon conversion of Preferred shares into ordinary shares issue a certificate to the holder of Preferred shares concerned entitling him to such accrued but unpaid dividends, with the understanding that the amount will be reduced by the dividend amount payable per ordinary share in the year in which the Preferred shares were converted on a pro rata temporis basis.

      The holder of a certificate referred to above shall be entitled to such accrued but unpaid dividend on a pari passu basis with the holders of the class of Preferred shares concerned and such accrued but unpaid dividends shall be payable prior to any dividend distribution on the ordinary shares.

      The certificate referred in the first sentence of this paragraph shall be transferable.

5. All of the issued Preferred shares shall be converted into ordinary shares, with due observance of the provisions set forth in paragraph 3 above, by virtue of a resolution adopted by the combined meeting of holders of Preferred A shares and holders of Preferred B shares with a majority representing at least two thirds of the entire issued Preferred share capital.

TRANSFER OF SHARES

ARTICLE 10.

1. The transfer of a registered share shall be effected either by service upon the Company of the instrument of transfer or by written acknowledgement of the transfer by the Company.

2. Where a transfer of a type II registered share is effected by service in writing of an instrument of transfer on the Company, the Company shall, at the discretion of the Board of Management, either endorse the transfer on the share certificate or cancel the share certificate and issue to the transferee one or more new share certificates registered in his name to the same nominal amount.

3. The Company's written acknowledgement of a transfer of a type II registered share shall, at the discretion of the Board of Management, be effected either by endorsement of the transfer on the share certificates or by the issue to the transferee of one or more new share certificates registered in his name to the same nominal amount.

4. The provisions of the foregoing paragraphs of this Article shall equally apply to the allotment of registered shares in the event of a judicial partition of any community of property or interests, the transfer of a registered share as a consequence of a judgement execution and the creation of limited rights in rem on a registered share.

5. The submission of requests and lodging of documents referred to in Articles 5 to 10 inclusive shall be made at an address to be indicated by the Board of Management.

      Different addresses may be indicated for the different classes and types of shares and share certificates among which in any case an address in Amsterdam.

6. The Company is authorized to charge amounts to be determined by the Board of Management not exceeding cost price to those persons who request any services to be carried out by virtue of Articles 5 to 10 inclusive, provided that a number of shares, which number shall be determined by the Board of Management, will be combined without cost in one share certificate, which share certificate at request of the shareholder may again without cost, be divided in simple share certificates or in share certificates which represent a different number of shares, which number shall be determined by the Board of Management.

RESTRICTION ON THE TRANSFER OF C SHARES

ARTICLE 11.

1. C shares may be transferred only after the approval for the proposed transfer has been granted by the Supervisory Board of the Company.

      A restriction on the transfer of C shares as mentioned in this article shall not apply (i) if the shareholder must transfer his share to a previous holder pursuant to the law, or (ii) in the event an Investor transfers his shares to another Investor.

      For the application of this article shares shall be deemed to include the right to subscribe for shares.

2.    The request shall be deemed to have been approved:

      a. if, within a three-months period of the receipt of the request, the applicant is not informed of a decision, or

      b. if, together with a rejection of the application, the applicant is not notified by the Supervisory Board of a prospective purchaser or purchasers willing and able to purchase for cash all of the C shares covered by the application.

3. In case the approval is granted or may be deemed to have been granted, the applicant is free to transfer his C shares for a period of three-months after the approval has been granted or is deemed to have been granted or after the three-months period as referred to under paragraph 2 a has expired.

4. Upon request of one or more of the parties the price shall be determined by one independent expert to be appointed by the judge of the Cantonal Section of the Court (KANTONRECHTER) within whose jurisdiction the company has its seat.

      The applicant may withdraw his request within one month of having been notified of the price as determined by the expert.

PUBLIC OFFERING

ARTICLE 12.

1. A person who is required to disclose, in accordance with the Act on disclosure of holdings in listed companies 1996 (WET MELDING ZEGGENSCHAP IN TER BEURZE GENOTEERDE VENNOOTSCHAPPEN 1996), (hereafter 'WMZ'), that he acquired voting rights exercisable on the issued share capital of the Company (all such terms as defined in the WMZ) in excess of twenty-five percent (25%), shall be under the obligation to bring out a public offer on all of the issued ordinary and Preferred shares in the capital of the Company, except for the ordinary and Preferred shares held by the Company and/or its Subsidiaries, unless prior to the fifteenth day after such disclosure requirement arises, that person ceases to hold voting rights in excess of such twenty-five percent (25%) threshold.

      The public offer is to be made in accordance with the provisions of Act of the Supervision of the Securities Trade 1955 (WET TOEZICHT EFFECTENVERKEER
      1995) and the Decree of the Supervision of the Securities Trade 1955 (BESLUIT TOEZICHT EFFECTENVERKEER 1995).

2. The price for which the public offer shall be made shall be equal to the highest price paid by the shareholder required to make the offer for any shares in the capital of the Company in the twelve-month period preceding the date pursuant to which the disclosure obligation has arisen.

3. The public offer has to be made within the period as shall be determined by the Board of Management, which shall not be set at a date earlier than thirty days after the party concerned has been notified of the period within which he has to bring out his public offer.

4.    The public offer may not be made subject to any conditions.

      The public offer may not be withdrawn.

5. During the period that the public offer has not been made the voting rights and distribution rights, to which the shares held by the person required to make the public offer are entitled, are suspended.

6. The provisions of paragraph 5 above shall apply 'mutatis mutandis' to usufructuaries or pledgees with voting rights.

7. The provisions of this Article shall not apply to (i) the Company holding shares in its own capital, or (ii) Subsidiaries of the Company holding shares in the capital of the Company, or (iii) the Investors or persons controlling, controlled by or under common control with the Investors, or
      (iv) a person who, because of the Company modifying its share capital or the Company or one of its Subsidiaries acquiring shares in the capital of the Company, is required to disclose, in accordance with the WMZ, that he holds voting rights exercisable on the issued share capital of the Company in excess of twenty-five percent (25%) of the total number of voting rights exercisable on the issued share capital of the Company, unless such person subsequently acquires additional shares, or (v) trusts, within the meaning of article 2 of the Convention on the Law Applicable to Trusts and their Recognition of July 1, 1985, holding C shares in the capital of the Company, or (vi) a person who holds voting rights in excess of twenty-five percent (25%) of the total number of voting rights exercisable on the issued share capital of the Company, but who would hold less than such twenty-five percent (25%) if his holding of C shares were disregarded.

ISSUE OF SHARES

ARTICLE 13.

1. The General Meeting or the Board of Management, if designated thereto by the General Meeting, shall resolve on further issues of shares; if the Board of Management has been designated thereto, the General Meeting may not, as long as such designation is valid, resolve on further issues.

      A resolution on the issue of shares of the Board of Management, other than the issue of shares to or for the benefit of employees of the Company or of a Group company, shall require the approval of the Supervisory Board adopted with a two-thirds majority of the votes cast by all members of the Supervisory Board in office.

      A resolution of the Board of Management on the issue of shares to or for the benefit of employees of the Company or of a Group company, shall require the approval of the Supervisory Board adopted with a simple majority of the votes cast by all members of the Supervisory Board in office.

2. The General Meeting or, as the case may be, the Board of Management shall determine the price and further conditions of issue, with due observance of the other relevant provisions in these Articles of Association.

      In the event Preferred shares are issued at a rate of issue that exceeds the par value of the shares, the balance will be allocated to the share premium reserve referred to in Article 24 paragraph 1.

3. If the Board of Management is designated as authorized to resolve on the further issue of shares, it shall also be determined by the General Meeting when such designation is made, how many and what class of shares may be issued.

      The designation of the Board of Management may be effected only by virtue of a resolution by the General Meeting adopted with a two-thirds majority of the votes cast at such meeting.

      When such designation is made, the duration of the designation, which shall not exceed five years, shall also be stipulated.

      The designation can be renewed each time for a period of no more than five years. Unless otherwise stipulated when the designation is made, said designation cannot be withdrawn.

4. If a resolution of the General Meeting pertaining to an issue or to the designation of the Board of Management, as referred to above, is to be valid, it shall require a prior or simultaneous positive resolution from each group of holders of shares of the same class whose rights are affected by the issue.

5. Within eight days after a resolution of the General Meeting on an issue or on a designation of the Board of Management as referred to above, the Board of Management shall submit a full text thereof at the office of the Trade Register. The Board of Management shall notify the office of the Trade Register of each issue of shares within eight days thereafter, stating the number and class thereof.

6. The provisions in paragraphs 1 to 5, inclusive, of this Article shall apply accordingly to the granting of rights to take shares but shall not apply to the issue of shares to a person who is exercising a previously acquired right to subscribe for shares.

7. Shares shall not be issued below par value, without prejudice to the provisions in article 2:80 paragraph 2 Dutch Civil Code.

      On the issue of a share, at least the nominal amount shall be paid up thereon, as well as, in the event the share is taken for a higher amount, the difference between such amounts.

8. Payment shall be made in cash insofar as another form of payment has not been agreed upon, without prejudice to the provisions in article 2:80b Dutch Civil Code.

      Payment may only be made in foreign currency with the permission of the Company and, furthermore, with due observance of the provisions in article 2:80a paragraph 3 Dutch Civil Code.

9. The Board of Management is authorized to effect legal transactions as referred to in article 2:94 paragraph 1 Dutch Civil Code without prior approval of the General Meeting, subject however to the approval of the Supervisory Board.

PRE-EMPTIVE RIGHT

ARTICLE 14.

1. Each shareholder shall, with respect to any issue of shares, have a pre-emptive right in proportion to the aggregate nominal value of his shares.

      A shareholder shall, however, not have any pre-emptive right on shares that are issued to or for the benefit of employees of the Company, or of a Group company.

2. Holders of C shares shall not have pre-emptive rights in respect of ordinary shares and Preferred shares that are issued and holders of ordinary shares and Preferred shares shall not have pre-emptive rights in respect of C shares that are issued in connection with a Company Sale.

3. When shares are issued, there shall be no pre-emptive right in respect of shares to be issued against any payment other than in cash.

4. With due observance of this Article, the General Meeting or, as the case may be, the Board of Management shall resolve, when the resolution in respect of issue is passed, on the manner and time-frame within which the pre-emptive right may be exercised.

5. The Board of Management shall announce an issue with pre-emptive right and the time-frame within which such may be exercised in the manner as provided in Article 27.

6. The pre-emptive right may be exercised for a period of at least two weeks after the day of announcement.

7. The pre-emptive right may be limited or excluded by resolution of the General Meeting adopted with a two-thirds majority of the votes cast at such meeting.

      In the proposal thereto, the reasons for the proposal and the choice of the intended price of issue shall be explained in writing.

      The pre-emptive right may, (i) for the period up to and including the twenty-ninth of March two thousand and five, also be limited or excluded by the Board of Management, subject to the unanimous approval of all members of the Supervisory Board in office, and (ii) for the period commencing on the thirtieth of March two thousand and five, in the event the Board of Management is designated thereto by resolution of the General Meeting adopted with a two-thirds majority of the votes cast at such meeting for a specific period of no more than five years as authorized to limit or exclude the pre-emptive right, also be limited or excluded by the Board of Management, which resolution of the Board of Management shall be subject to approval of the Supervisory Board adopted with a two-thirds majority of the votes cast by all members of the Supervisory Board in office;

      such designation is only possible if the Board of Management has also been designated previously or simultaneously the right to issue shares as referred to in Article 13 paragraph 1.

      The designation can be renewed each time for a period not in excess of five years;

      the authority granted thereby may only be exercised with the issue of shares to which the Board of Management has competently resolved.

      Unless otherwise stipulated in the designation, it may not be withdrawn.

8. The Board of Management shall deposit a full text of the resolution of the General Meeting on the limitation or exclusion of the pre-emptive right or on designation at the office of the Trade Register within eight days.

9. The provisions of the above paragraphs of the present Article shall apply accordingly to the granting of a right to subscribe for shares, but shall not apply to the issue of shares to someone who exercises a previously acquired subscription right.

OWN SHARES

ARTICLE 15.

1. Upon any issue of shares the Company may not subscribe for shares in its own capital.

2. The Company may only acquire pursuant to a proposal of the Board of Management and subject to approval of the Supervisory Board fully paid-up shares in its own capital for no consideration or under universal title or if:

      a. the distributable reserves are at least equal to the price of acquisition;

      b. the nominal amount of the shares in its capital to be acquired, already held or held in pledge by the Company or a Subsidiary does not exceed one-tenth of the issued capital;

      c. the authorization for such acquisition has been granted by the General Meeting.

         Such authorization shall be valid for no more than eighteen months.

         The General Meeting shall determine in its authorization the number of shares which may be acquired, the manner in which they may be acquired and the maximum and minimum to be observed in respect of the price of acquisition.

      For the validity of such acquisition shall be decisive the extent of the Company's shareholders' equity according to the last-adopted balance sheet, minus the price for the acquisition of the shares in the capital of the Company and distributions from profits or reserves to others, which the Company and its Subsidiaries became indebted for after the date of the balance sheet.

      If a financial year has expired for a period in excess of six months without the Annual Accounts having been adopted, then acquisition other than under universal title in accordance with this paragraph 2 shall not be allowed.

      The authorization referred to here shall not be required, insofar as the Company acquires own shares, listed on an official price list of a stock exchange, in order to transfer such by virtue of an arrangement applicable to employees of the Company or of a Group Company to such employees.

3. Neither the Company nor any of its Subsidiaries may extend loans, give security, grant a price guarantee, guarantee in any other way or, severally or in any other way, bind itself in addition to or for other persons with a view to subscribing for or acquiring shares in the Company.

      This prohibition shall, however, not apply if shares or depositary receipts are subscribed or acquired by or for employees of the Company or a Group Company.

4. Alienation of shares held by the Company in its own capital shall only be effected pursuant to a resolution of the Board of Management, subject to the approval of the Supervisory Board.

      With the resolution in respect of alienation, the conditions of such alienation shall also be determined.

5. No votes can be cast at a General Meeting on a share owned by the Company or a Subsidiary thereof.

      Usufructuaries and pledgees of shares which are owned by the Company and its Subsidiaries, are not, however, excluded from exercising their voting right if the right of usufruct or the right of pledge was created before the share was held by the Company or a Subsidiary.

      The Company or a Subsidiary cannot cast votes on a share in respect of which it has a right of usufruct or a right of pledge.

6. In determining to which extent shareholders cast votes, are present or represented, or to which extent the share capital is supplied or is represented, shares in respect of which the law provides that no votes may be cast shall not be taken into account.

7. A Subsidiary may not for its own account subscribe for shares in the capital of the Company, nor have such done.

      The acquisition of such shares may only be effected directly or indirectly by Subsidiaries for their own account under specific title insofar as the Company may, pursuant to the provisions laid down in the preceding paragraphs of this Article, acquire shares in its own capital.

      A Subsidiary may not,

      a.    after it has become a Subsidiary; or

      b. after the company of which it is a Subsidiary has been converted into a company with limited liability (NAAMLOZE VENNOOTSCHAP); or

      c. after it has as a Subsidiary acquired shares in the capital of the Company for no consideration or under universal title,

      for a period in excess of three years hold or cause to be held for its own account shares in excess of one-tenth of the issued capital together with the Company and its other Subsidiaries.

CAPITAL REDUCTION

ARTICLE 16.

1. The General Meeting may, at the proposal of the Board of Management subject to the approval of the Supervisory Board adopted with a two-thirds majority of the votes cast by all members of the Supervisory Board in office, resolve on reduction of the issued capital by cancelling shares or by reducing the nominal amount of shares by means of an amendment of the Articles of Association.

      The General Meeting may however, without a proposal of the Management Board and approval of the Supervisory Board to that effect, resolve on the cancellation of the entire issued Preferred capital in accordance with paragraph 2 below.

      In this resolution, the shares to which the resolution pertains shall be indicated and the execution of the resolution shall be laid down.

      A resolution to reduce the capital as referred to in this paragraph can only be revoked pursuant to a resolution of the General Meeting adopted with a two-thirds majority of the votes cast at such meeting.

2.    A resolution to cancel shares may only relate to:

      -  shares held by the Company itself; or

      - all the shares of the same class, provided all the holders of the class consent thereto; or

      - as of the first of July two thousand and seven, all the Preferred shares, at a redemption price equal to three times the Preference Amount increased with any accrued but unpaid dividend per redeemed Preferred share accrued since first of July two thousand and four.

         In the event the Company does not have sufficient funds or does not succeed to raise such funds to redeem all Preferred shares in accordance with the sentence above, the holders of Preferred A shares shall be entitled to receive the Preference Amount increased with any accrued but unpaid dividend per redeemed Preferred A share accrued since first of July two thousand and four. Subsequently the holders of Preferred B shares shall be entitled to receive the Preference Amount increased with any accrued but unpaid dividend per redeemed Preferred B share accrued since first of July two thousand and four.

         Any surplus then remaining shall be distributed proportionally to the holders of Preferred A shares and Preferred B shares up to the remaining balance of two times the Preference Amount per redeemed Preferred share; or

      -  all the C shares with a redemption of the par value.

3. Reduction of the amount of shares without repayment of capital and without release from the obligation to pay calls shall be effected in proportion to all the shares of one and the same class.

4. Partial repayment of capital on shares or release from the obligation to pay calls shall only be possible in proportion to all the shares or to all shares of a class exclusively.

5. The pro-rata requirements mentioned in paragraphs 3 and 4 of this Article may be deviated from with the approval of all the shareholders concerned.

6. A resolution in respect of capital reduction shall require a majority of at least two-thirds of the votes cast, if less than half the issued capital is represented at the meeting.

7. The convocation of a meeting in which a resolution is to be passed as referred to in this Article shall state the purpose of the capital reduction and the manner of execution.

8.    The Company is obliged to publish the resolutions referred to in this
      Article in conformity with the provisions of the law.

      A resolution to reduce the issued capital shall not come into force as long as creditors of the Company may oppose the same in conformity with the relevant provisions of the law.

RIGHT OF USUFRUCT, RIGHT OF PLEDGE

ARTICLE 17.

1.    A right of usufruct or pledge may be created on a share.

      In that event, the voting right shall accrue to the shareholder or the usufructuary or the pledgee, if this has been provided for at the time of creation of the right of usufruct or pledge.

2. The shareholder who has no voting right and the usufructuary or pledgee who does have a voting right shall have the rights granted by law to holders of depositary receipts for shares issued with the cooperation of a company.

3. The rights referred to in paragraph 2 do not accrue to the usufructuary or pledgee who has no voting rights.

4. A right of pledge may also be created without acknowledgement by or notification to the Company.

      In that event article 3:239 Dutch Civil Code shall apply accordingly, in which case acknowledgement by or notification of the Company shall replace the notification referred to in paragraph 3 of that article.

MANAGEMENT

ARTICLE 18.

1.    The Company shall be managed by a Board of Management.

      The maximum number of members of the Board of Management shall be three.

      Only natural persons may be a member of the Board of Management.

      The Supervisory Board shall determine the number of the members of the Board of Management.

2. The members of the Board of Management shall be appointed by the General Meeting from a binding nomination, drawn up by the Supervisory Board, of at least two nominees for each vacancy to be filled.

      The binding nomination shall be drawn up within two months after the occurrence of a vacancy to filled.

      If the Supervisory Board fails to make use of its right to draw up a binding nomination or fails to do so in a timely manner, the General Meeting shall be free to make the appointment.

      The General Meeting may at all times override the binding nature of the Supervisory Board's nomination by adopting a resolution to this effect with two-thirds of the votes cast representing more than half of the issued capital.

3. The General Meeting may suspend and dismiss the members of the Board of Management.

      The Supervisory Board may also suspend the members of the Board of Management.

      Other than upon a proposal thereto by the Supervisory Board, the General Meeting may only resolve upon a suspension or dismissal of members of the Board of Management with a majority of two-thirds of the votes cast which represent more than half of the issued capital.

4. Even after having been extended, a suspension shall not last for more than three months.

      If no decision has been reached after that time on the lifting of the suspension or the removal from office, the suspension shall cease to exist.

5. The Supervisory Board shall determine the remuneration and other conditions of employment of the members of the Board of Management.

6. If there is more than one member of the Board of Management in office, the members of the Board of Management shall mutually allocate their duties, such subject to the approval of the Supervisory Board.

7. The Supervisory Board appoints a president (the 'President') and a chief executive officer (the 'CEO') from among the members of the Board of Management.

8. The Board of Management shall meet whenever a member of the Board of Management shall so require.

      It shall pass resolutions by an absolute majority of votes cast by all members of the Board of Management in office.

      Blank votes shall be considered null and void.

      The Board of Management must establish rules pertaining to the decision-making process of the Board of Management.

      Such rules shall require the approval of the Supervisory Board.

9. The Board of Management is authorized to appoint officials who may represent the Company and to grant to such persons any title and powers as it seems appropriate.

10. With due observance of the provisions of these Articles, the Management Board resolutions relating to any of the following matters shall be subject to the approval of the Supervisory Board adopted with a two third majority of the votes cast by all members of the Supervisory Board in office:

      a. Any sale or proposal to liquidate the Company or any sale of substantially all of the Company's assets outside its ordinary course of business;

      b. Any merger or consolidation proposal in which the Company is not the surviving entity or any material acquisition;

      c. Any acquisition involving a total consideration, of which the value represents an amount of ten million euro (EUR 10,000,000.-) or higher;

      d. The incurrence of indebtedness for borrowed money other than working capital debts up to twenty million euro (EUR 20,000,000.-) conditional upon such borrowed amount being zero at least once every twelve (12) months;

      e. Implementing any amendment to any Company's stock option plan or other incentive schemes.

      Failure to obtain such approval from the Supervisory Board shall not affect the Board of Management or the authority of the members of the Board of Management to represent the Company.

11. With due observance of the provisions of these Articles, the Management Board resolutions relating to any of the following matters shall be subject to the approval of the General Meeting:

      a. The sale or disposal directly or indirectly of the business or substantially all of the Company's business to a third party;

      b. Entering into or terminating a continuing co-operation by the Company or an affiliate with another (legal) person or partnership or as general partner with full liability in a limited or general partnership, if such co-operation or termination thereof is of far-reaching significance for the Company;

      c. The participation of the Company or an affiliate in other legal persons or enterprises, involving an amount equivalent to at least the sum of one third of the Company's assets as shown in the consolidated balance-sheet and explanatory notes appearing from the last adopted annual accounts of the Company, as well as the disposal of such participation.

      Failure to obtain such approval from the General Meeting shall not affect the Board of Management or the authority of the members of the Board of Management to represent the Company.

12. With due observance of the provisions of these Articles, the Management Board resolutions relating to any Company Sale at a value less than the product of the Preference Amount multiplied by the number of issued Preferred shares, shall be subject to the approval of (i) the meeting of holders of Preferred A shares and (ii) the meeting of holders of Preferred B shares.

13. Notwithstanding the provisions of paragraph 10 above, the Supervisory Board may decide that certain other, clearly defined and notified to the Board of Management, Management Board resolutions also require the approval of the Supervisory Board, whereby it may be determined that such resolutions require a two-thirds majority.

REPRESENTATION

ARTICLE 19.

1. The Company shall be represented by the Board of Management except to the extent otherwise provided by law.

      In addition, the authority to represent the Company is vested in the CEO acting jointly with another member of the Board of Management.

2. In all events of the Company having a conflict of interest with one or more members of the Board of Management, the Company shall continue to be represented in the manner described in paragraph 1 above.

      In all events in which the Company has a conflict of interest with a member of the Board of Management in his private capacity, the board resolution regarding that relevant legal act requires the prior approval of the Supervisory Board.

      Failure to obtain the approval defined in the present paragraph shall not affect the Board of Management or the authority of the members of the Board of Management to represent the Company.

3. If a member of the Board of Management is absent or prevented from acting, the remaining members of the Board of Management or the remaining member of the Board of Management shall be charged with the management of the Company.

      If the sole member of the Board of Management or all the members of the Board of Management are absent or prevented from acting, the person to be designated for that purpose by the Supervisory Board shall be charged with the management of the Company until the situation of absence or other prevention has ceased to exist in respect of at least one member of the Board of Management.

SUPERVISORY BOARD

ARTICLE 20.

1. The Company shall have a Supervisory Board consisting of two Supervisory Directors A, two Supervisory Directors B and two Supervisory Directors C.

      Only natural persons can become member of the Supervisory Board.

      If one or more vacancies arise in the Supervisory Board, the Supervisory Board shall continue to constitute a competent body, without prejudice to the obligation to fill the vacancies without delay.

2. The duties of the Supervisory Board shall be the supervision of the conduct of management by the Company's Board of Management and of the general course of affairs of the Company and of any affiliated enterprise.

      The Supervisory Board shall assist the Board of Management by rendering advice.

      In performing their duties, the members of the Supervisory Board shall be guided by the interests of the Company and of any enterprise affiliated therewith.

3. The Board of Management shall provide the Supervisory Board the necessary information in a timely manner.

4. Supervisory Directors A shall be appointed by the General Meeting from a binding nomination drawn up by the combined meeting of holders of Preferred A shares and holders of C shares, of at least two nominees for each vacancy to be filled.

      The binding nomination shall be drawn up within four months after the occurrence of a vacancy to be filled.

      If the combined meeting of holders of Preferred A shares and holders of C shares fails to make use of its right to draw up a binding nomination or fails to do so in a timely manner, the General Meeting shall be free to make the appointment.

      The General Meeting may at all times override the binding nature of the Supervisory Board's nomination by adopting a resolution to this effect with two-thirds of the votes cast at a meeting representing more than half of the issued capital.

      In the event the entire issued Preferred A share capital, excluding Preferred A shares held by the Company and/or a Group Company, represents less than twelve and a half percent (12.5%) of the entire issued share capital, excluding issued C shares and excluding any shares (other than shares issued to or for the benefit of employees of the Company or of a Group Company) issued and outstanding subsequent to the current amendment of the articles of association taking effect ([*] two thousand and two), the provisions of the first sentence of Article 20 paragraph 1 shall automatically be amended to provide for one less Supervisory Director A and one more Supervisory Director C.

      In the event the entire issued Preferred A share capital, excluding Preferred A shares held by the Company and/or a Group company, represents less than eight percent (8%) of the entire issued share capital, excluding issued C shares and excluding any shares (other than shares issued to or for the benefit of employees of the Company or of a Group Company) issued and outstanding subsequent to the current amendment of the articles of association taking effect ([*] two thousand and two), the provisions of the first sentence of Article 20 paragraph 1 shall automatically be amended to provide for one less Supervisory Director A and one more Supervisory Director C.

      The Company shall report a change in the Supervisory Board as described above immediately, no later than eight (8) days after such change occurred, to the office of the Trade Register.

5. Supervisory Directors B shall be appointed by the General Meeting from a binding nomination drawn up by the meeting of holders of Preferred B shares, of at least two nominees for each vacancy to be filled.

      The binding nomination shall be drawn up within four months after the occurrence of a vacancy to be filled.

      If the meeting of holders of Preferred B shares fails to make use of its right to draw up a binding nomination or fails to do so in a timely manner, the General Meeting shall be free to make the appointment.

      The General Meeting may at all times override the binding nature of the Supervisory Board's nomination by adopting a resolution to this effect with two-thirds of the votes cast at a meeting representing more than half of the issued capital.

      In the event the entire issued Preferred B share capital, excluding Preferred B shares held by the Company and/or a Group Company, represents less than twelve and a half percent (12.5%) of the entire issued share capital, excluding issued C shares and excluding any shares (other than shares issued to or for the benefit of employees of the Company or of a Group Company) issued and outstanding subsequent to the current amendment of the articles of association taking effect ([*] two thousand and two), the provisions of the first sentence of Article 20 paragraph 1 shall automatically be amended to provide for one less Supervisory Director B and one more Supervisory Director C.

      In the event the entire issued Preferred B share capital, excluding Preferred B shares held by the Company and/or a Group company, represents less than eight percent (8%) of the entire issued share capital, excluding issued C shares and excluding any shares (other than shares issued to or for the benefit of employees of the Company or of a Group Company) issued and outstanding subsequent to the current amendment of the articles of association taking effect ([*] two thousand and two), the provisions of the first sentence of Article 20 paragraph 1 shall automatically be amended to provide for one less Supervisory Director B and one more Supervisory Director C.

      The Company shall report a change in the Supervisory Board as described above immediately, no later than eight (8) days after such change occurred, to the office of the Trade Register.

6. Supervisory Directors C shall be appointed by the General Meeting from a binding nomination drawn up by the Supervisory Board and approved by the Supervisory Directors A and the Supervisory Directors B, if any, of at least two nominees for each vacancy to be filled.

      The binding nomination shall be drawn up within four months after the occurrence of a vacancy to be filled.

      If the Supervisory Board fails to make use of its right to draw up a binding nomination or fails to do so in a timely manner, the General Meeting shall be free to make the appointment.

      The General Meeting may at all times override the binding nature of the Supervisory Board's nomination by adopting a resolution to this effect with two-thirds of the votes cast at a meeting representing more than half of the issued capital.

7. Every two years the Supervisory Directors shall resign at the close of the shareholders' meeting at which the annual accounts are considered and shall, with due observance of paragraphs 4, 5 and 6 above, be immediately eligible for re-election.

8. Members of the Supervisory Board may be suspended or dismissed by the General Meeting at any time.

      A resolution of the General Meeting to suspend or dismiss members of the Supervisory Board shall require a majority of two-thirds of the votes, representing more than half of the issued capital, unless the proposal concerned has been made by the combined meeting of holders of Preferred A shares and holders of C shares in the event of a suspension or dismissal of a Supervisory Director A, or, as the case may be, the proposal concerned has been made by the meeting of holders of

      Preferred B shares in the event of a suspension or dismissal of a Supervisory Director B.

      A suspension may last no longer than three months in total, even after having been extended one or more times.

      In case no decision on a termination of the suspension or dismissal has been made following such time, the suspension ends.

9. The Supervisory Board shall at any time have access to all buildings and premises in use by the Company, and shall be entitled to inspect all of the Company's books and records and to examine all of the Company's assets.

      The Supervisory Board may delegate this authority to one or more of its members, or an expert.

10.   The Supervisory Board shall appoint a chairman from among its members.

      The Supervisory Board shall furthermore have a Delegated Supervisory Board Committee consisting of three members, two of which shall be the Supervisory Directors A and one of which shall be a Supervisory Director appointed by the Supervisory Board by virtue of a resolution adopted with a two third majority of the votes cast by all members of the Supervisory Board in office.

      The Delegated Supervisory Board Committee shall more in particular be charged with regular consultations with the Board of Management about the course of affairs in the Company and shall regularly report of its findings to the Supervisory Board.

11. The Supervisory Board shall hold meetings as often as one or more of its members shall desire, as often as the Board of Management shall request, or as often as necessary in pursuance of the provisions of the present Articles of Association.

12. Except as otherwise provided by these Articles of Association, the Supervisory Board shall adopt resolutions by an absolute majority of the votes cast.

      If there is a tie in votes the proposal shall be rejected.

      The Supervisory Board may establish rules pertaining to the decision-making process of the Supervisory Board.

13.   Each member of the Supervisory Board shall be entitled to cast one vote.

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14.   A member of the Supervisory Board may be represented at a meeting of the
      Supervisory Board only by another member of the Supervisory Board.

15. The Supervisory Board may also adopt valid resolutions without convening a meeting, provided that all of its members have been consulted and that none has stated an objection to adopting resolutions in this manner.

16. If it is necessary to provide the shareholders or the Board of Management with evidence of a resolution adopted by the Supervisory Board, the signature of the chairman of that Board shall suffice.

INDEMNIFICATION, LIMITED LIABILITY

ARTICLE 21.

1. The Company shall indemnify any person who is or was a member of the Board of Management or member of the Supervisory Board or proxyholder (PROCURATIEHOUDER) and who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a member of the Board of Management or member of the Supervisory Board or proxyholder (PROCURATIEHOUDER), officer, employee or agent of the Company, or is or was serving at the request of the Company as a member of the board of management or member of the supervisory board or proxyholder (PROCURATIEHOUDER), officer, employee, trustee or agent of another company, a partnership, joint venture, trust or other enterprise or entity, including with respect to employee benefit plans maintained or sponsored by the Company or for the benefit of its or any of its group companies' employees or consultants, (each an 'Indemnitee'), against any and all liabilities including all expenses (including attorneys' fees), judgements, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful or outside of his mandate.

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

      The termination of any action, suit or proceeding by a judgement, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, in and of itself, create a presumption that the person did not act in good faith and not in a manner which he reasonably could believe to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

2. No indemnification pursuant to paragraph 1 of this Article shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for gross negligence or wilful misconduct in the performance of his duty to the Company, unless and only to the extent that the court in which such action or proceeding was brought or any other court having appropriate jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all of the circumstances of the case, such person is fairly and reasonably entitled to indemnification against such expenses which the court in which such action or proceeding was brought or such other court having appropriate jurisdiction shall deem proper.

3. Expenses (including attorneys' fees) incurred by an Indemnitee in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of an Indemnitee to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Company as authorized in this Article.

      Such expenses incurred by an Indemnitee may be so advanced upon such terms and conditions as the Board of Management decides.

4. The indemnification provided for by this Article shall not be deemed exclusive of any other right to which a person seeking indemnification or advancement of expenses may be entitled under the laws of the Netherlands as from time to time amended or under any by-laws, agreement, resolution of the General Meeting or of the disinterested members of the Board of Management or otherwise, both as to actions in his official capacity and as to actions in another capacity while holding such position, and shall continue as to a person who has ceased to be a member of the Board of Management or member of the Supervisory Board, or proxyholder (PROCURATIEHOUDER), officer, employee, trustee or agent and shall also inure to the benefit of the heirs, executors, administrators and the estate of such a person.

      The Company may, to the extent authorized from time to time by the Board of Management, grant rights to indemnification and to the advancement of expenses to any Indemnitee to the fullest extent of the provisions of this
      Article 21 with respect to the indemnification and advancement of expenses of Indemnitees.

5. The Company may purchase and maintain insurance on behalf of any Indemnitee, whether or not the Company would have the power to indemnify him against such liability under the provisions of this Article.

6. Whenever in this Article reference is made to the Company, this shall include, in addition to the resulting or surviving company also any constituent company (including any constituent company of a constituent company) absorbed in a consolidation or merger which, if its separate existence had continued, would have had the power to indemnify its members of the board of management or members of the supervisory board, or proxyholders (PROCURATIEHOUDER), officers, employees and agents, so that any person who is or was a member of the supervisory board, member of the board of management, or proxyholder (PROCURATIEHOUDER), officer, employee or agent of such constituent company, or is or was serving at the request of such constituent company as a member of the supervisory director, member of the managing board, or proxyholder (PROCURATIEHOUDER), officer, employee, trustee or agent of another company, a partnership, joint venture, trust or other enterprise or entity, shall stand in the same position under the provisions of this Article with respect to the resulting or surviving company as he would have with respect to such constituent company if its separate existence had continued.

7. No person shall be personally liable to the Company or its shareholders for monetary damages for breach of fiduciary duty as a member of the Board of Management or member of the Supervisory Board or proxyholder (PROCURATIEHOUDER); provided, however, that the foregoing shall not eliminate or limit the liability of a member of the Board of Management or member of the

      Supervisory Board or proxyholder (PROCURATIEHOUDER) (1) for any breach of such individual's duty of loyalty to the Company or its shareholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) for any transaction from which the member of the Board of Management or member of the Supervisory Board or proxyholder (procuratiehouder) derived an improper personal benefit or (4) for personal liability which is imposed by Dutch law, as from time to time amended.

8. No amendment, repeal or modification of this Article 21 shall adversely affect any right or protection of any person entitled to indemnification or advancement of expenses under this Article 21 prior to such amendment, repeal or modification.

FINANCIAL YEAR, ANNUAL ACCOUNTS, ANNUAL REPORT AND PUBLICATION

ARTICLE 22.

1.    The financial year shall be equal to the calendar year.

2. Each year, within five months after the close of the financial year - subject to extension of this period by the General Meeting on the grounds of circumstances of an exceptional nature by at most six months - the Board of Management shall draw up the Annual Accounts.

      Within this period the Board of Management shall also submit the annual report. The Annual Accounts shall be signed by all the members of the Board of Management and all the members of the Supervisory Board.

      If the signature of one or more of them is missing, mention thereof shall be made and the reason therefore stated.

3. The Board of Management shall submit the Annual Accounts to the General Meeting.

4. From the day the Annual Meeting has been convened until the close of that meeting, the documents referred to in paragraph 2 of this Article shall, together with the information to be added pursuant to article 2:392 Dutch Civil Code, be deposited at the Company's offices and in Amsterdam at the place to be mentioned in the convocation for inspection by all shareholders and other parties with meeting rights and each of them may obtain copies thereof at no cost.

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

5.    The General Meeting shall adopt the Annual Accounts.

      After the proposal to adopt the annual accounts has been dealt with, the proposal will be made to the General Meeting to discharge, in connection with the annual accounts and all that has been said in relation thereto in the General Meeting, the members of the Board of Management in respect of their conduct of management during the relevant financial year and the Supervisory Directors in respect of their supervision thereof.

6. The Annual Accounts may not be adopted by the General Meeting if they have been unable to ascertain to their satisfaction the statement of the auditor referred to in Article 23 paragraph 1, which must be attached to the Annual Accounts, unless the other information include mentioning of a legal ground why the statement is lacking.

7. The Company shall procure the publication of the documents and information referred to in this Article, if and insofar as and in the manner as prescribed in articles 2:394 et seq. Dutch Civil Code.

AUDITOR

ARTICLE 23.

1. The General Meeting shall give, without prejudice to any relevant statutory provisions, an auditor ('register accountant') or another expert as referred to in article 2:393 Dutch Civil Code or an organization in which such experts are working together, the instruction to examine and audit the Annual Accounts.

      That expert shall report on his audit to the Board of Management and the Supervisory Board and shall lay down the result of his audit in a report, stating whether the Annual Accounts give a true and fair view of the financial position of the Company.

2. If the General Meeting fails to appoint an auditor then the Supervisory Board is competent to do so, and if the Supervisory Board fails to appoint an auditor, then the Board of Management shall be competent to do so.

3. The General Meeting or the party who gave the instruction, shall at all times be authorized to cancel the instruction mentioned in this Article.

      The Supervisory Board may cancel an instruction by the Board of Management additionally.

SHARE PREMIUM RESERVES

ARTICLE 24.

1. For each class of Preferred shares the Company shall open in its books a separate share premium reserve account, which shall qualify as a reserve as referred to in article 2:105 paragraph 2 Dutch Civil Code, to which each concerned class shall be exclusively entitled.

2. The share premium reserve account referred to above in paragraph 1 may only be disposed of in accordance with the provisions of Article 9 paragraph 3 and the provisions of paragraph 3 below.

3. Commencing on the first of July two thousand and four, distributions may be made from a share premium reserve account referred to above in paragraph 1 by virtue of a resolution adopted by the shareholders meeting pursuant to a proposal of the meeting of holders of the concerned class of Preferred shares in the event the dividend to which the holders of Preferred shares concerned are entitled pursuant to Article 25 paragraph 4, is not paid or not paid in full to them, but only to the amount of the deficit.

4. In the event all shares of a certain class of Preferred shares cease to exist, the balance of the respective share premium reserves referred to in paragraph 1 above will be allocated to the general reserves of the Company.

      In the event that only a part of a certain class of Preferred shares cease to exist, a pro rata part of the respective share premium reserves referred to in paragraph 1 above will be allocated to the general reserves of the Company.

PROFITS

ARTICLE 25.

1. The Company may make distributions to the shareholders and to other persons entitled to the profits only up to a sum not exceeding the amount of the distributable reserves.

2. Profits shall only be distributed after adoption of the Annual Accounts showing such is allowed.

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

3. In calculating the profit appropriation, C shares shall be entitled to a dividend of one hundredth of a percent (0.01%) per annum calculated over the par value of the C shares and ordinary shares and Preferred shares shall, for the period up to and including the thirtieth of June two thousand and four, be entitled to the same dividend amount per share.

4. From the profit appearing from the profit and loss account adopted by the general meeting of shareholders, for the first time with regard to the financial year two thousand and four, a dividend of eleven percent (11%) per annum calculated over an amount of the Preference Amount per share, shall first be distributed on the Preferred A shares, whereby in calculating the profit appropriation for the financial year two thousand and four the Preferred A shares shall only be entitled to such dividends as of the first of July two thousand and four.

      If on account of the profit not being sufficient in any previous financial year the dividend to which the holders of Preferred A shares are entitled pursuant to the previous sentence has not or not fully been paid to them, this deficit, insofar as the profit allows so, increased with interest of eleven percent (11%) per annum compounded on a quarterly basis, shall be distributed to them to the extent possible from the remaining profit.

      Subsequently, from the profit that remains after the distributions referred to above has been effected, a dividend of eleven percent (11%) per annum calculated over an amount of the Preference Amount per share, shall be distributed on the Preferred B shares, whereby in calculating the profit appropriation for the financial year two thousand and four the Preferred B shares shall only be entitled to such dividends as of the first of July two thousand and four.

      If on account of the profit not being sufficient in any previous financial year the dividend to which the holders of Preferred B shares are entitled pursuant to the previous sentence has not or not fully been paid to them, this deficit, insofar as the profit allows so, increased with interest of eleven percent (11%) per annum compounded on a quarterly basis, shall be distributed to them to the extent possible from the remaining profit.

      The balance then remaining may be distributed as a dividend on ordinary shares and C shares, with the understanding that the C shares shall only be entitled to a dividend of one hundredth of a percent (0.01%) per annum calculated over the par value of the C shares.

5. In the event that the Preferred shares have not been cancelled by the first of July of two thousand and seven in accordance with Article 16 paragraph 2, while the Company has sufficient funds or is in a position to raise such funds to redeem all issued Preferred shares, each shareholder, in accordance with article 2:346 subparagraph c Dutch Civil Code, shall have the right to elicit an inquiry proceeding with the Enterprise Chamber of the Amsterdam Court of Appeal, because if the Preferred shares are not cancelled by the first of July of two thousand and seven, this shall constitute a well-founded reason to doubt the correctness of policy.

6. To the extent the Company does not have sufficient distributable reserves (including the share premium reserve accounts referred to in Article 24 paragraph 1 kept in favour of the Preferred shares) to redeem all Preferred shares in accordance with the provision set forth in Article 16 paragraph 2, any dividend distribution referred to above in paragraph 3 and 4, shall require the approval of the combined meeting of holders of Preferred A shares and holders of Preferred B shares.

7. In calculating the profit appropriation, the shares held by the Company in its own capital shall not count, unless a usufruct has been created on these shares.

8. Insofar as profit is available in the Company, the Board of Management, subject to approval of the Supervisory Board, may resolve on payment of an interim dividend on account of the expected dividend, provided always that the provisions laid down in paragraph 1 of this Article have been satisfied, such to be shown by an interim balance sheet as referred to in article 2:105 paragraph 4 Dutch Civil Code.

9. The General Meeting may, following a proposal of the Board of Management, which has been approved by the Supervisory Board, resolve to make distributions to the holders of ordinary shares from one or more reserves which need not be maintained pursuant to the law or to these Articles of Association.

      The provisions of the paragraphs 1, 2, 8 and 10 apply accordingly.

10. The resolutions to distribute (interim) dividends may entail that (interim) dividends will be wholly or partly distributed not in cash, but in the form of shares in the Company or in a Subsidiary.

11. The (interim) dividend shall be made payable on a day to be determined by the Board of Management.

12. (Interim) dividends which have not been collected within five years after they became payable shall be forfeited to the Company.

ANNUAL MEETING

ARTICLE 26.

The Annual Meeting shall be held within six months after the close of the financial year, for the purpose of:

a. the discussion of the Annual Accounts and of the other information referred to in article 2:392 Dutch Civil Code, except in case extension has been granted for the preparation of the Annual Accounts pursuant to article 2:101 Dutch Civil Code;

b. adoption of the Annual Accounts, unless an extension as referred to in paragraph a. of this Article has been granted;

c. delivery of the written report made by the Board of Management on the state of the Company's affairs and the management conducted during the past financial year, unless an extension as referred to in a. above has been granted;

d. effecting all such things as furthermore prescribed by the law;

e. dealing with all such further items of business as stated in the convocation of the meeting.

CONVOCATION

ARTICLE 27.

1. All convocations for the General Meeting and all announcements, notifications and communications to shareholders and other parties with meeting rights shall be effected by means of letters sent to the addresses as recorded in the register referred to in Article 7.

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2.    The convocation shall be effected no later than on the fifteenth day before the day of the meeting.

3. In the convocation the agenda shall be given or it shall be communicated that shareholders and other parties with meeting rights may inspect the agenda at the offices of the Company, without prejudice to the relevant provisions of the law.

4. Insofar as all documents which must be available for inspection by shareholders and other parties with meeting rights have not been included in the convocation, these documents shall be made available at the offices of the Company and, if the Company is listed on a stock exchange, with such paying agent as referred to in the rules relating to securities of such stock exchange, to be designated in the convocation for shareholders and other parties with meeting rights at no cost.

OTHER GENERAL MEETINGS

ARTICLE 28.

1. Other General Meetings shall be held whenever the shareholders and other parties with meeting rights shall be called and convened for that purpose by the Board of Management or by the Supervisory Board.

2. If one or more shareholders and/or other parties with meeting rights, jointly representing at least one-tenth of the issued capital, have requested the Board of Management or the Supervisory Board in writing to call and convene a General Meeting, at the same time specifying the items of the agenda, and the Board of Management or the Supervisory Board has not complied with such request in such a way that the General Meeting can be held within six weeks following such request, they shall be authorized to call such meeting themselves.

PLACE, CHAIRMANSHIP, MINUTES

ARTICLE 29.

1. General Meetings shall be held in Amsterdam, Schiphol (Municipality of Haarlemmermeer) or The Hague, at a location to be stated in the convocation.

2. General Meetings shall be presided over by the chairman of the Supervisory Board;

      If the chairman is absent, the member of the Supervisory Board designated by the Supervisory Board shall preside and if such member is absent, the Meeting itself shall choose its chairman.

      Until that moment a member of the Board of Management designated by the Board of Management shall preside temporarily.

3.    Minutes shall be kept of the business transacted at the meeting.

      The minutes shall be acknowledged, in evidence whereof the chairman and the person who took the minutes shall sign them.

      Minutes need not be taken of the business transacted if a notarial record is made.

ACCESS

ARTICLE 30.

1. All members of the Board of Management and of the Supervisory Board, shareholders and other parties with meeting rights or their authorized agents - the latter with due observance of the provisions of Article 31 - shall be entitled to attend the General Meeting, to address the meeting and, insofar as they have voting rights, to cast their vote thereat.

      In order to exercise that right holders of ordinary registered shares, usufructuaries and pledgees of registered shares with the rights granted by law under article 2:88 casu quo article 2:89 Dutch Civil Code to holders of depositary receipts issued with the cooperation of a company must express their desire to do so to the Company in writing, such no later than at the time and place mentioned in the convocation and also - insofar as it concerns type II registered shares - stating the identifying number of the share certificate.

2. The time referred to in the previous paragraph cannot be set earlier than on the seventh day before the day of the meeting.

3. If the voting right on a share accrues to the usufructuary or the pledgee instead of to the shareholder, the shareholder shall also be authorised to attend the General Meeting and address it, provided that the Company has been notified of the intention to attend the meeting in accordance with paragraph 1.

4. The chairman of the meeting shall decide on access to the meeting by others than those who are entitled thereto by law.

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POWER OF ATTORNEY

ARTICLE 31.

Shareholders and other parties with meeting rights may have themselves represented by written power of attorney. The Company shall be notified hereof in accordance with the provisions of Article 30 paragraph 1 of the Articles of Association.

VOTES

ARTICLE 32.

1. Each person entitled to vote or his representative must sign the attendance list.

2.    Each share confers the right to cast one vote.

3. The Board of Management, subject to the prior approval of the Supervisory Board, is authorized to provide in the convocation notice for a meeting, that shareholders and other parties with meeting rights will only be considered as shareholders or parties with meeting rights if they are registered in a register designated for that purpose by the Board of Management at such time as determined by the Board of Management, irrespective of who at the time of the actual meeting is entitled to the shares or depositary receipts.

      The last day of registration may not be determined to be earlier than on the seventh day before the day of the meeting.

      The convocation notice shall stipulate the day of registration as well as the manner in which the shareholders and other parties with meeting rights may have themselves registered and the manner in which those rights can be exercised.

4. Insofar as the law or these Articles of Association do not prescribe a greater majority, resolutions are passed by an absolute majority of the votes cast. Resolutions of the General Meeting can only be adopted validly in a meeting in which no less than one-third of the issued capital is represented.

      A new meeting as referred in article 2:120 paragraph 3 Dutch Civil Code cannot be convened.

5.    All votes shall be oral votes.

      However, the chairman may resolve to have votes cast by ballot.

      In the event of an election of persons, a person with voting rights present at the meeting may also require that the votes be cast by ballot.

      Voting by ballot shall be effected with closed, unsigned ballot papers.

6. If the votes are tied the drawing of lots shall decide if it concerns an election of persons and the motion shall be defeated if it concerns an item of business.

7.    Blank votes and invalid votes shall count as not having been cast.

8.    The Board of Management shall keep records of the resolutions passed.

      The notes shall be deposited at the offices of the Company for inspection by shareholders and other persons with meeting rights who shall if so requested be furnished with a transcript or extract of these notes at no more than the cost price.

MEETINGS OF HOLDERS OF A PARTICULAR CLASS OF SHARES

ARTICLE 33.

1. Meetings of the holders of a particular class of shares shall be convened by the Supervisory Board, the Board of Management or by a holder of one or more of the shares of that particular class.

2.    The provisions of articles 29 through 32 shall apply accordingly.

AMENDMENT OF THE ARTICLES OF ASSOCIATION AND LIQUIDATION

ARTICLE 34.

1. The General Meeting may only amend the Articles of Association of the Company at the proposal of the Board of Management, which proposal shall require the approval of the Supervisory Board, by virtue of a resolution adopted with a two-thirds majority of the votes cast at such meeting.

      A resolution of the General Meeting to amend the Articles of Association of the Company pursuant to which amendment of the Articles of Association the rights of the holders of any class of Preferred shares are adversely affected, shall require the prior or simultaneous approval of the meeting of holders of the concerned class of Preferred shares.

2. The full proposal shall be deposited for inspection by the shareholders and other parties with meeting rights at the offices of the Company at a location to be mentioned in the convocation as of the day of convocation to the General Meeting until the conclusion thereof;

      the transcripts of this proposal shall be made available for the shareholders and other parties with meeting rights at no cost.

3. A resolution to dissolve the Company may only be adopted in a General Meeting with a majority of no less than three-fourths of the votes cast, provided that following the occurrence of a Company Sale, a resolution to dissolve the Company may be adopted in a General Meeting by a simple majority of the votes cast.

4. Upon the dissolution of the Company the liquidation shall be effected by the Board of Management under the supervision of the Supervisory Board.

5. During the liquidation the provisions of these Articles of Association shall remain in full force as much as possible.

6. The surplus of the equity of the dissolved company, after the creditors have been paid, shall in the first place for an amount equal to the Preference Amount increased, as of the first of July two thousand and four, with any accrued but unpaid dividend, be paid and distributed on each Preferred A share.

      Subsequently, of the surplus of the equity that remains after the distribution referred to above has been effected, an amount equal to the Preference Amount increased, as of the first of July two thousand and four, with any accrued but unpaid dividend, be paid and distributed on each Preferred B share.

      That which subsequently remains shall be distributed first to the holders of C shares an amount not exceeding the par value of the C shares and then to all holders of ordinary shares and all holders of Preferred shares on an pro rata basis in proportion to the total number of shares held by each of them (assuming for such purpose the conversion of all Preferred shares into ordinary shares).

7. The books and records of the Company shall be kept for seven years after the completion of the liquidation by the party designated for that purpose by the General Meeting.

PROVISIONAL CLAUSES

ARTICLE 35.

During the period that one or more fractional shares are outstanding, as created pursuant to a deed of amendment of the articles of association of the Company executed on [*] before [*] civil law in Amsterdam, the provisions of Article 36 shall apply.

ARTICLE 36.

1. Each fractional ordinary share has a par value of six one hundred thousandth of a cent (EUR 0.00006) and is in registered form.

2. Without prejudice to the provisions set forth in paragraph 3 below, the provisions of Book 2 of the Dutch Civil Code relating to shares and shareholders shall apply accordingly to fractional ordinary shares and holders of fractional ordinary shares, to the extent not provided otherwise in those provisions.

3. The provisions of these Articles relating to shares and shareholders shall apply accordingly to fractional ordinary shares and holders of fractional ordinary shares, to the extent not provided otherwise in those provisions or the provisions of paragraph 4 and 5 below.

4. A holder of one or more fractional ordinary shares may together with one or more holders of fractional ordinary shares, to the extent that the fractional ordinary shares together constitute six hundred seventy (670) fractional ordinary shares, exercise the shareholders rights attached to each share.

      The collectively entitled parties may only have themselves represented vis-a-vis the Company by one person.

5. Each holder of a fractional ordinary share is entitled to one six hundred seventieth (1/670) part of the (interim) dividend or any other distribution to which each share is entitled.

6. As of the moment a holder of fractional ordinary shares holds six hundred seventy (670) fractional ordinary shares, these six hundred seventy (670) fractional ordinary shares shall by operation of law be consolidated, free of charge, into one ordinary share, with a par value of four cents (EUR 0.04).

ARTICLE 37.

1. The provisions set forth in Article 20 paragraph 1, first sentence, and paragraphs 4, 5 and 6 regarding the Supervisory Directors shall not apply until the General Meeting has appointed two Supervisory Directors A in accordance with the provisions set forth in paragraph 4 below, and until that moment the Supervisory Board will consist of two Supervisory Directors.

2. In addition to paragraph 1 above the provisions set forth in Article 20 paragraph 6 regarding the Supervisory Directors C shall not apply for the period up to and including the thirty-first of December two thousand and two.

3. With due observance of paragraph 1 above, the first sentence of paragraph 1 of Article 20 shall, for the period up to and including the thirty-first of December two thousand and two, read as follows:

      The Company shall have a Supervisory Board of at least two members and no more than six members, consisting of no more than (i) two Supervisory Directors A, (ii) two Supervisory Directors B and (iii) two Supervisory Directors C.

4. With due observance of paragraph 1 above and, but only with regard to the Supervisory Directors C, paragraph 2, paragraph 4, the first four sentences, and paragraph 6 of Article 20 shall, for the period up to and including the thirty-first of December two thousand and two, be replaced by the following provision:

      Supervisory Directors A and Supervisory Directors C shall be appointed by the General Meeting from a binding nomination drawn up by the Supervisory Board, of at least two nominees for each vacancy to be filled.

      The binding nomination shall be drawn up within four months after the occurrence of a vacancy to be filled.

      If the Supervisory Board fails to make use of its right to draw up a binding nomination or fails to do so in a timely manner, the General Meeting shall be free to make the appointment.

      The General Meeting may at all times override the binding nature of the Supervisory Board's nomination by adopting a resolution to this effect with two-thirds of the votes cast at a meeting representing more than half of the issued capital.

5. Contrary to paragraph 7 of Article 20 the Supervisory Directors C who have been appointed in accordance with paragraph 4 above, shall resign at the close of the shareholders' meeting at which the annual accounts for the year two thousand and two are considered, and shall with due observance of paragraph 6 of Article 20, be immediately eligible for re-election.

ARTICLE 38.

1. As of [BEING THE DATE AFTER THE AMENDMENT OF THESE ARTICLES OF ASSOCIATION], the Preferred shares held by each holder of Preferred shares immediately prior to this date, each with a par value of four cents (EUR 0.04), shall be converted and consolidated in such a way that for each compilation of one hundred (100) Preferred shares of the same class one
      (1) Preferred share of that class, with a par value of four euro (EUR 4.-), is acquired, and for such number of shares that together constitute less than one hundred Preferred shares of the class concerned, an equal number of fractional Preferred shares of the class concerned shall be acquired, each with a par value of four cents (EUR 0.04).

2. During the period that one or more fractional Preferred shares as defined above are outstanding, the provisions of Article 39 shall apply.

3. As of the moment the provision of paragraph 1 above comes into effect, the provision of Article 40 shall apply.

ARTICLE 39.

1. Each fractional Preferred share has a par value of four cents (EUR 0.04) and is in registered form.

2. Without prejudice to the provisions set forth in paragraph 3 below, the provisions of Book 2 of the Dutch Civil Code relating to shares and shareholders shall apply accordingly to fractional Preferred shares and holders of fractional Preferred shares, to the extent not provided otherwise in those provisions.

3. The provisions of these Articles relating to shares and shareholders shall apply accordingly to fractional Preferred shares and holders of fractional Preferred shares, to the extent not provided otherwise in those provisions or the provisions of paragraph 4 and 5 below.

4. A holder of one or more fractional Preferred shares of a certain class may together with one or more holders of fractional Preferred shares of the same class, to the extent that the fractional Preferred shares together constitute one hundred (100) fractional Preferred shares, exercise the shareholders rights attached to each share. The collectively entitled parties may only have themselves represented vis-a-vis the Company by one person.

5. Each holder of a fractional Preferred share is entitled to one hundredth (1/100) part of the (interim) dividend or any other distribution to which each Preferred share is entitled.

6.    As of the moment a holder of fractional Preferred shares holds one hundred
      (100) fractional Preferred shares of the same class, these one hundred
      (100) fractional Preferred shares shall by operation of law be consolidated, free of charge, into one Preferred share of the class concerned, with a par value of four euro (EUR 4.-).

ARTICLE 40.

As of the moment the provision of paragraph 1 of Article 38 comes into effect, the following provisions of the following Articles will be replaced and amended to read as follows:

LETTER M OF ARTICLE 1 WILL READ AS FOLLOWS:

m. PREFERENCE AMOUNT shall mean: in relation to an outstanding Preferred Share, an amount equal to two thousand ten euro (EUR 2,010) per share;

PARAGRAPHS 2 AND 3 OF ARTICLE 4 WILL READ AS FOLLOWS:

2.    It is divided into:

      - six million three hundred thousand (6,300,000) ordinary shares, each with a par value of four cents (EUR 0.04);

      - twenty-four thousand (24,000) series A convertible cumulative preferred shares, each with a par value of four euro (EUR 4.-);

      - sixteen thousand (16,000) series B convertible cumulative preferred shares, each with a par value of four euro (EUR 4.-);

      - ten million (10,000,000) class C shares, each with a par value of four cents (EUR 0.04).

      Where these Articles of Association refer to shares and shareholders, these shall be understood to refer to the aforementioned classes and holders thereof, unless the contrary is indicated.

      Where these Articles of Association refer to Preferred shares and holders of Preferred shares, these shall be understood to refer to the aforementioned classes of Preferred shares and holders thereof, unless the contrary is indicated.

3. Each Preferred A share and each Preferred B share is convertible into one hundred or more ordinary shares with due observance of Article 9.

      If, in accordance with Article 9 Preferred A shares, or, as the case may be, Preferred B shares are converted into ordinary shares, the number of Preferred A shares, or, as the case may be, Preferred B shares in the authorized capital will be decreased in an amount equal to the number of Preferred A shares, or, as the case may be, Preferred B shares that are converted and the number of ordinary shares in the authorized capital will be increased with one hundred ordinary shares for each converted Preferred A share, or, as the case may be, Preferred B share.

THE FIRST SENTENCE OF PARAGRAPH 1 OF ARTICLE 9 WILL READ AS FOLLOWS:

1. Each Preferred share may, at the option of the holder thereof and subject to the then applicable terms of conversion, be converted into one hundred or more ordinary shares, with the understanding that each Preferred A share and each Preferred B share shall initially be convertible into one hundred ordinary shares.

PARAGRAPH 3 OF ARTICLE 9 WILL READ AS FOLLOWS:

3. To the extent a Preferred share converts into more than one hundred ordinary shares, the Company shall issue such number of additional ordinary shares to the holder of the Preferred shares concerned as is necessary to fulfil the applicable terms of conversion.

      The obligation to pay up the nominal value of such additional issued shares shall be paid from the share premium reserve account referred to in
      Article 24 paragraph 1 kept in favour of the relevant class of Preferred shares and to the extent such share premium reserve is insufficient for that purpose, the deficit shall be paid up in cash by the holders of the Preferred shares concerned.

PARAGRAPH 2 OF ARTICLE 12 WILL READ AS FOLLOWS:

2. The price for which the public offer shall be made shall be equal to (i) with regard to ordinary shares, the higher of the highest price paid by the shareholder required to make the offer for any ordinary shares and one-one hundredth (1/100) of the highest price paid by the shareholder required to make the offer for any Preferred shares, and (ii) with regard to Preferred shares, the higher of one hundred times the highest price paid by the shareholder required to make the offer for any ordinary shares and the highest price paid by the shareholder required to make the offer for any Preferred shares, in the capital of the Company in the twelve-month period preceding the date pursuant to which the disclosure obligation has arisen.

PARAGRAPH 3 OF ARTICLE 25 WILL READ AS FOLLOWS:

3. In calculating the profit appropriation, C shares shall be entitled to a dividend of one hundredth of a percent (0.01%) per annum calculated over the par value of the C shares and each Preferred share shall, for the period up to and including the thirtieth of June two thousand and four, be entitled to a dividend equal to one hundred (100) times the dividend to which each ordinary share is entitled.

PARAGRAPH 2 OF ARTICLE 32 WILL READ AS FOLLOWS:

2. Each ordinary share and C share confers the right to cast one vote and each Preferred share confers the right to cast one hundred (100) votes.

FINAL STATEMENTS

Finally the appearing person declared:

- that pursuant to a Management Board resolution, with approval of the Supervisory Board, [*] ordinary shares, [*] Preferred A shares, [*] Preferred B shares and [*] C shares, each with a par value of four cents (EUR 0.04) have been issued by the Company under the condition precedent (OPSCHORTENDE VOORWAARDE) of the current amendment to the articles of association;

- upon the current amendment to the articles of association taking effect, the issued and paid-up capital amounts to [*];

- that the General Meeting of the Company adopted on [*] a resolution to cancel all Preferred shares on the first of July two thousand and seven in accordance with the provisions set forth in Article 16 paragraph 2 and subject to the terms of the resolution of the General Meeting referred above.

- that the Minister of Justice has, evidenced by the statement to be attached to this deed advised on [*] under number N.V. 1055197 that in respect of the current amendment to the articles of association no objections have become apparent.

This deed was executed today in Amsterdam.

The substance of this deed was stated and explained to the appearing person.

The appearing person declared not to require a full reading of the deed, to have taken note of the contents of this deed and to consent to it.

Subsequently, this deed was read out in a limited form, and immediately thereafter signed by the appearing person and myself, civil-law notary, at [*].

                                                                      APPENDIX B

                          INDEX TO FINANCIAL STATEMENTS


COMPLETEL EUROPE N.V. AND SUBSIDIARIES
Independent Auditors' Reports..........................................................................  F-1
Consolidated Balance Sheets as of December 31, 2001 and 2000...........................................  F-4
Consolidated Statements of Operations for the Years Ended December 31, 2001, 2000 and 1999.............  F-5
Consolidated Statements of Shareholders' Equity for the Years Ended December 31, 2001, 2000 and 1999...  F-6
Consolidated Statements of Cash Flows for the Years Ended December 31, 2001, 2000 and 1999.............  F-8
Notes to Consolidated Financial Statements.............................................................  F-10
Consolidated Balance Sheets as of March 31, 2002 and December 31, 2001(unaudited)......................  F-39
Consolidated Statements of Operations for the Three Months Ended March 31, 2002 and 2001 (unaudited)...  F-40
Consolidated Statements of Shareholders' Equity for the Three Months Ended as of March 31, 2002
(unaudited)............................................................................................  F-41
Consolidated Statements of Cash Flows for the Three Months Ended as of March 31, 2002 and 2001
(unaudited)............................................................................................  F-42
Notes to Consolidated Financial Statements (unaudited).................................................  F-43
Pro forma Consolidated Condensed Financial Statements (unaudited)......................................  F-56
Pro forma Consolidated Condensed Balance Sheets as of March 31, 2002 (unaudited).......................  F-57
Pro forma Consolidated Condensed Statements of Operations for the year ended December 31, 2001 and the three months ended March 31, 2002 (unaudited)..........................................................  F-58
Note to Consolidated Condensed Financial Statements (unaudited)........................................  F-59

INDEPENDENT AUDITORS' REPORTS

I.        REPORT OF DELOITTE & TOUCHE ACCOUNTANTS

To the Board of Directors and Shareholders of CompleTel Europe N.V.:

          We have audited the accompanying consolidated balance sheet of CompleTel Europe N.V. (an N.V. registered in the Netherlands) and subsidiaries (the "Company") as of December 31, 2001 and the related consolidated statement of operations, shareholders' equity (deficit) and cash flows for the year ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

          We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

          In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CompleTel Europe N.V. and subsidiaries as of December 31, 2001 and the results of their operations and their cash flows for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

          The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses from operations and expects to fully utilize its existing cash resources by the end of the third quarter of 2002, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

          The financial statements of CompleTel Europe N.V. and subsidiaries as of December 31, 2000, and for the two years in the period then ended, before the restatement described in Note 2 to the financial statements, were audited by other auditors whose report dated March 5, 2002, expressed an unqualified opinion on those statements and included an explanatory paragraph concerning substantial doubt about the Company's ability to continue as a going concern.

          As discussed above, the financial statements of CompleTel Europe N.V. and subsidiaries as of December 31, 2000, and for the two years in the period then ended were audited by other auditors who have ceased operations. As described in Note 2, these financial statements have been revised. We audited the revisions described in Note 2 that were applied to restate the 2000 and 1999 financial statements. In our opinion, such revisions are appropriate and have been properly applied. However, we were not engaged to audit, review, or apply any procedures to the 2000 or 1999 financial statements of the Company other than with respect to such adjustments and, accordingly, we do not express an opinion or any other form of assurance on the 2000 or 1999 financial statements taken as a whole.


                                           Deloitte & Touche Accountants

Amstelveen, The Netherlands,
August 9, 2002.

II.       REPORT OF ARTHUR ANDERSEN

          THE REPORT SET FORTH BELOW IS A COPY OF THE AUDIT REPORT PREVIOUSLY ISSUED BY ARTHUR ANDERSEN (THE NETHERLANDS) IN CONNECTION WITH COMPLETEL EUROPE N.V.'S FILING ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001. THIS AUDIT REPORT HAS NOT BEEN REISSUED BY ARTHUR ANDERSEN (THE NETHERLANDS) IN CONNECTION WITH ITS INCLUSION IN THIS PROXY STATEMENT.

          THE ANNUAL FINANCIAL STATEMENTS AS OF AND FOR THE THREE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999 INCLUDED IN THIS PROXY STATEMENT HAVE BEEN RESTATED. THE COMPANY'S FINANCIAL STATEMENTS AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2001 HAVE BEEN RE-AUDITED BY OTHER AUDITORS WHOSE REPORT THEREON IS SET FORTH IN THIS PROXY STATEMENT AT PAGE F-1. THAT REPORT ALSO RELATES TO THE AUDIT BY THAT OTHER AUDITOR OF THE REVISIONS DESCRIBED IN NOTE 2 THAT WERE APPLIED TO THE 2000 AND 1999 FINANCIAL STATEMENTS. NO ADDITIONAL PROCEDURES WERE CONDUCTED BY ARTHUR ANDERSEN (THE NETHERLANDS) SUBSEQUENT TO MARCH 5, 2002.

To CompleTel Europe N.V.:

          We have audited the accompanying consolidated balance sheets of COMPLETEL EUROPE N.V. (an N.V. registered in the Netherlands) and subsidiaries (the "Company") as of December 31, 2001 and 2000 and the related consolidated statements of operations, shareholders' equity (deficit) and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

          We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CompleTel Europe N.V. and subsidiaries as of December 31, 2001 and 2000 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.

          The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses from operations and expects to fully utilize its existing cash resources by mid-year 2002 which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

                                                          ARTHUR ANDERSEN

Amstelveen, The Netherlands, March 5, 2002.

                     COMPLETEL EUROPE N.V. AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS

        (STATED IN THOUSANDS OF EURO, EXCEPT SHARE AND PER SHARE AMOUNTS)


                                                                                              DECEMBER 31,       DECEMBER 31,
                                                                                                      2001               2000
                                                                                              ------------       ------------
                                   ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                                                EURO  81,613       EURO 361,698
     Short-term investments, restricted...............................................              16,694             28,030
     Accounts receivable, net of allowance for doubtful receivables of EURO 1,530 and
            EURO 733, respectively as of December 31, 2001 and 2000, respectively.....              15,757             13,883
     Affiliate receivables............................................................               2,121              1,500
     VAT receivables..................................................................              24,472             41,900
     Prepaid expenses and other current assets........................................              11,494             12,986
                                                                                              ------------       ------------
            Total current assets......................................................             152,151            459,997
                                                                                              ------------       ------------

NON-CURRENT ASSETS:
     Property and equipment, net......................................................             277,807            298,623
     Licenses and other intangibles, net of accumulated
         amortization of EURO 640 and EURO 611, respectively..........................               7,897              6,858
     Deferred financing costs, net....................................................               7,525             15,129
     Non-current investments, restricted..............................................               8,085             41,709
     Other non-current assets.........................................................               2,525              2,465
                                                                                              ------------       ------------
          Total non-current assets....................................................             303,839            364,784
                                                                                              ------------       ------------

TOTAL ASSETS..........................................................................        EURO 455,990       EURO 824,781
                                                                                              ============       ============

                LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Network vendor payables..........................................................        EURO  37,356       EURO  54,341
     Accrued liabilities .............................................................              11,640             26,184
     Accrued payroll..................................................................              10,256              7,900
     Trade accounts payable...........................................................              45,694             37,600
     Affiliate payables...............................................................               1,393              2,199
                                                                                              ------------       ------------
          Total current liabilities...................................................             106,339            128,224
                                                                                              ------------       ------------

LONG-TERM DEBT                                                                                     227,735            280,597

COMMITMENTS AND CONTINGENCIES (Note 6)

SHAREHOLDERS' EQUITY:
     Ordinary shares, nominal value EURO .10 per share, 383,332,650 shares authorized; 160,555,222 shares issued and outstanding at
            December 31, 2001 and 2000, respectively..................................              16,055             16,055
     Additional paid-in capital.......................................................             690,093            706,821
     Deferred compensation............................................................             (11,192)           (33,196)
     Other cumulative comprehensive loss..............................................                 747              1,019
     Accumulated deficit..............................................................            (558,234)          (259,185)
     Treasury stock, at cost (Note 3).................................................             (15,553)           (15,554)
                                                                                              ------------       ------------
TOTAL SHAREHOLDERS' EQUITY............................................................             121,916            415,960
                                                                                              ------------       ------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY............................................        EURO 455,990       EURO 824,781
                                                                                              ============       ============


              The accompanying notes are an integral part of these
                          consolidated balance sheets.

                     COMPLETEL EUROPE N.V. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF OPERATIONS

        (STATED IN THOUSANDS OF EURO, EXCEPT SHARE AND PER SHARE AMOUNTS)


                                                              YEAR ENDED
                                                           DECEMBER 31, 2001           YEAR ENDED              YEAR ENDED
                                                              (RESTATED)           DECEMBER 31, 2000        DECEMBER 31, 1999
                                                          -------------------     --------------------     -------------------
REVENUE.............................................      EURO         97,909     EURO          31,540     EURO          2,861

OPERATING EXPENSES:
   Network costs, excluding depreciation............                   86,855                   33,038                   2,307
   Selling, general and administrative (excluding
   non-cash compensation charges)...................                   98,228                   79,606                  30,302
   Allocated costs from an affiliate................                    5,402                   12,090                   6,195
   Non-cash compensation charges....................                    5,260                   60,550                     634
   Depreciation and amortization....................                   54,961                   22,027                   4,302
   Restructuring, impairment and other charges......                  164,508                        -                       -
                                                          -------------------     --------------------     -------------------
         Total operating expenses...................                  415,214                  207,311                  43,740
                                                          -------------------     --------------------     -------------------

OPERATING LOSS......................................                 (317,305)                (175,771)                (40,879)
                                                          -------------------     --------------------     -------------------

OTHER INCOME (EXPENSE):
   Interest income..................................                   12,867                   22,394                   2,447
   Interest expense, net of capitalized interest....                  (29,485)                 (28,968)                 (7,893)
   Foreign exchange loss and other expense..........                  (11,294)                 (18,933)                 (3,465)
                                                          -------------------     --------------------     -------------------
         Total other income (expense)...............                  (27,912)                 (25,507)                 (8,911)

LOSS BEFORE EXTRAORDINARY ITEM AND CUMULATIVE EFFECT
   OF CHANGE IN ACCOUNTING PRINCIPLE................                 (345,217)                (201,278)                (49,790)

EXTRAORDINARY ITEM - Gain on early extinguishment of
   debt.............................................                   46,168                    1,053                       -

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING
   PRINCIPLE........................................                        -                     (263)                      -

                                                          -------------------     --------------------     -------------------
NET LOSS............................................      EURO       (299,049)    EURO        (200,488)    EURO        (49,790)
                                                          ===================     ====================     ===================

BASIC AND DILUTED LOSS PER ORDINARY SHARE...........      EURO          (1.90)    EURO           (1.34)    EURO          (0.50)
                                                          ===================     ====================     ===================
WEIGHTED AVERAGE NUMBER OF ORDINARY SHARES
   OUTSTANDING......................................              157,417,898              149,806,721              99,056,060
                                                          ===================     ====================     ===================


              The accompanying notes are an integral part of these
                       consolidated financial statements.

                     COMPLETEL EUROPE N.V. AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY

               (STATED IN THOUSANDS OF EURO, EXCEPT SHARE AMOUNTS)

                                                                                                                     OTHER
                                                    ORDINARY SHARES              ADDITIONAL                        CUMULATIVE
                                              ----------------------------        PAID-IN          DEFERRED      COMPREHENSIVE
                                                 NUMBER          AMOUNT           CAPITAL        COMPENSATION         LOSS
                                              -------------    -----------     --------------    ------------     -----------
BALANCE, January 1, 1999....................     24,444,820    EURO  2,444     EURO     1,880    EURO    (462)    EURO   (137)
 Issuance of ordinary shares in connection
  with corporate reorganization.............     73,537,325          7,354             43,512               -               -
 Issuance of ordinary shares in connection
  with Units Offering.......................      7,375,000            738              3,266               -               -
 Issuance of ordinary shares in connection
  with capital contributions................     20,775,915          2,077             39,597               -               -
 Deemed contributions by LLC related to
  allocation of non-cash compensation
  charges...................................              -              -              2,055          (2,055)              -
 Issuance of stock options..................              -              -             26,153         (26,153)              -
 Amortization of deferred compensation .....              -              -                  -             634               -
 Cumulative translation adjustment..........              -              -                  -               -             865
 Net loss...................................              -              -                  -               -               -
                                              -------------    -----------     --------------    ------------     -----------
BALANCE December 31, 1999...................    126,133,060         12,613            116,463         (28,036)            728

 Issuance of ordinary shares in connection
  with initial public offering, net of
  underwriters' discount and offering costs.     31,280,000          3,128            509,408               -               -
 Deemed contributions by LLC related to
  allocation of non-cash compensation
  charges...................................              -              -             66,832         (60,493)              -
 Issuance of stock options, net of
  forfeited stock options...................              -              -             (1,122)          1,122               -
 Amortization of deferred compensation......              -              -                  -          54,211               -
 Issuance of ordinary shares as
  consideration for LLC units...............      3,142,162            314             15,240               -               -
 Cumulative translation adjustment..........              -              -                  -               -             291
 Net loss...................................              -              -                  -               -               -
                                              -------------    -----------     --------------    ------------     -----------
BALANCE, December 31, 2000..................    160,555,222         16,055            706,821         (33,196)          1,019

                                                               TREASURY
                                                               STOCK AT            TOTAL
                                               ACCUMULATED     COST             COMPREHENSIVE
                                                 DEFICIT       (NOTE 3)             LOSS             TOTAL
                                              -------------    ------------    --------------    ------------
BALANCE, January 1, 1999....................  EURO   (8,907)   EURO       -    EURO    (6,645)   EURO  (5,182)
                                                                               ==============
 Issuance of ordinary shares in connection
  with corporate reorganization.............              -               -                 -          50,866
 Issuance of ordinary shares in connection
  with Units Offering.......................              -               -                 -           4,004
 Issuance of ordinary shares in connection
  with capital contributions................              -               -                 -          41,674
 Deemed contributions by LLC related to
  allocation of non-cash compensation
  charges...................................              -               -                 -               -
 Issuance of stock options..................              -               -                 -               -
 Amortization of deferred compensation......              -               -                 -             634
 Cumulative translation adjustment..........              -               -               865             865
 Net loss...................................        (49,790)              -           (49,790)        (49,790)
                                              -------------    ------------    --------------    ------------
BALANCE December 31, 1999...................        (58,697)              -           (48,925)         43,071
                                                                               ==============

 Issuance of ordinary shares in connection
  with initial public offering, net of
  underwriters' discount and offering costs.              -               -                 -         512,536
 Deemed contributions by LLC related to
  allocation of non-cash compensation
  charges...................................              -               -                 -           6,339
 Issuance of stock options, net of
  forfeited stock options...................              -               -                 -               -
 Amortization of deferred compensation......              -               -                 -          54,211
  Issuance of ordinary shares as
  consideration for LLC units...............              -         (15,554)                -               -
 Cumulative translation adjustment..........              -               -               291             291
 Net loss...................................       (200,488)              -          (200,488)       (200,488)
                                              -------------    ------------    --------------    ------------
BALANCE, December 31, 2000..................       (259,185)        (15,554)         (200,197)        415,960
                                                                               ==============

                                                                                                                     OTHER
                                                    ORDINARY SHARES              ADDITIONAL                        CUMULATIVE
                                              ----------------------------        PAID-IN          DEFERRED      COMPREHENSIVE
                                                 NUMBER          AMOUNT           CAPITAL        COMPENSATION         LOSS
                                              -------------    -----------     --------------    ------------     -----------
 Deemed contributions by LLC related to
  allocation of non-cash compensation
  charges...................................              -              -            (16,744)          9,496               -
 Exercise of stock options..................              -              -                 16               -               -
 Amortization of deferred compensation......              -              -                  -          12,508               -
 Cumulative translation adjustment .........              -              -                  -               -            (272)
 Net loss...................................                                                                                -
                                              -------------    -----------     --------------    ------------     -----------
BALANCE, December 31, 2001..................    160,555,222    EURO 16,055     EURO   690,093    EURO (11,192)    EURO    747
                                              =============    ===========     ==============    ============     ===========

                                                               TREASURY
                                                               STOCK AT             TOTAL
                                               ACCUMULATED     COST            COMPREHENSIVE
                                                 DEFICIT       (NOTE 3)             LOSS             TOTAL
                                              -------------    ------------    --------------    ------------
 Deemed contributions by LLC related to
  allocation of non-cash compensation
  charges...................................              -               -                 -          (7,248)
 Exercise of stock options..................              -               1                 -              17
 Amortization of deferred compensation......              -               -                 -          12,508
 Cumulative translation adjustment..........              -               -              (272)           (272)
 Net loss...................................       (299,049)              -          (299,049)       (299,049)
                                              -------------    ------------    --------------    ------------
BALANCE, December 31, 2001..................  EURO (558,234)   EURO (15,553)   EURO  (299,321)   EURO 121,916
                                              =============    ============    ==============    ============

              The accompanying notes are an integral part of these
                       consolidated financial statements.

                     COMPLETEL EUROPE N.V. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                          (STATED IN THOUSANDS OF EURO)

                                                            YEAR ENDED                YEAR ENDED                  YEAR ENDED
                                                         DECEMBER 31, 2001         DECEMBER 31, 2000          DECEMBER 31, 1999
                                                         -----------------         -----------------          -----------------
OPERATING ACTIVITIES:
  Net loss..........................................     EURO     (299,049)        EURO     (200,488)         EURO      (49,790)
  Adjustments to reconcile net loss to net cash
    flows provided by operating activities:
    Depreciation and amortization...................                54,961                    22,027                      4,302
    Non-cash compensation expense...................                 5,260                    60,550                        634
    Accretion of senior discount notes..............                13,347                    10,932                      7,617
    Amortization of deferred financing costs........                 1,596                     2,081                        226
    Impairment of property, equipment and
       intangibles..................................               150,070                         -                          -
    Gain on early extinguishment of debt............               (46,168)                   (1,053)                         -
    Foreign exchange loss...........................                 5,687                    15,615                          -
    Changes in operating assets and liabilities
    net of the effects of acquisitions:
      Increase in accounts receivable...............                (1,874)                  (12,174)                   (14,548)
      Decrease (increase) in prepaid expenses,
        VAT receivables and other current assets....                18,920                   (39,634)                    (1,409)
      Decrease (increase) in other non-current
        assets......................................                   (60)                   (1,647)                      (582)
      Increase (decrease) in accrued liabilities
       and trade accounts payable...................                (4,094)                   48,885                     21,205
      Decrease in net affiliate payables/
        Receivables.................................                (1,427)                   (1,984)                    (7,246)
                                                         -----------------         -----------------          -----------------
        Net cash flows used in operating activities.              (102,831)                  (96,890)                   (39,591)
                                                         -----------------         -----------------          -----------------

INVESTING ACTIVITIES:
  Expenditures for property and equipment...........              (149,852)                 (227,496)                   (93,009)
  Increase (decrease) in network vendor payables....               (16,985)                   25,748                     27,514
  Expenditures for licenses and other intangibles...                  (936)                   (2,705)                    (4,135)
  Acquisitions, net of cash acquired................               (12,886)                        -                          -
  Offering proceeds and investment earnings placed
    in escrow.......................................                     -                   (69,739)                   (70,146)
  Proceeds from escrowed offering and investment
    earnings........................................                33,624                         -                     70,146
                                                         -----------------         -----------------          -----------------
        Net cash flows used in investing activities.              (147,035)                 (274,192)                   (69,630)
                                                         -----------------         -----------------          -----------------

FINANCING ACTIVITIES:
  Net proceeds from senior discount notes...........                     -                         -                     63,063
  Proceeds from issuance of ordinary shares and
    subsequent capital contribution.................                     -                         -                     96,544
  Net proceeds from initial public offering.........                     -                   512,536                          -
  Net proceeds from senior notes....................                     -                   192,995                          -
  Repurchase of senior discount notes...............                     -                   (14,867)                         -
  Repurchase of senior notes from cash and cash
    equivalents.....................................               (11,236)                        -                          -
  Repurchase of senior notes from restricted
    investments.....................................               (17,721)                        -                          -
  Deferred financing costs..........................                  (722)                  (11,902)                    (3,997)
                                                         -----------------         -----------------          -----------------
        Net cash flows provided by (used in)
          financing Activities......................               (29,679)                  678,762                    155,610
                                                         -----------------         -----------------          -----------------

  Effect of exchange rates on cash..................                  (540)                   (3,097)                     9,254
                                                         -----------------         -----------------          -----------------

                                                            YEAR ENDED                YEAR ENDED                  YEAR ENDED
                                                         DECEMBER 31, 2001         DECEMBER 31, 2000          DECEMBER 31, 1999
                                                         -----------------         -----------------          -----------------
NET INCREASE (DECREASE) IN CASH AND CASH
  EQUIVALENTS.......................................              (280,085)                  304,583                     55,643
CASH AND CASH EQUIVALENTS, beginning of period......               361,698                    57,115                      1,472
                                                         -----------------         -----------------          -----------------

CASH AND CASH EQUIVALENTS, end of period............     EURO       81,613         EURO      361,698          EURO       57,115
                                                         =================         =================          =================
SUPPLEMENTAL CASH FLOW DISCLOSURES:
 Cash paid for interest.............................     EURO       25,488         EURO       14,000                          -
 Cash paid for taxes................................                     -                         -                          -

              The accompanying notes are an integral part of these
                       consolidated financial statements.

                     COMPLETEL EUROPE N.V. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(1) ORGANIZATION AND NATURE OF OPERATIONS

          CompleTel Europe N.V. ("CompleTel Europe") (together with its wholly-owned subsidiaries, the "Company") is a Dutch holding company incorporated on December 14, 1998. The Company is a facilities-based operator of a technologically advanced, high-capacity, fiber optic communications infrastructure. A facilities-based operator uses mainly its own telecommunications facilities to provide services, in contrast with non-facilities-based resellers who purchase the services of other providers and then retail the services to customers.

          The Company provides telecommunications and Internet-related services to business and government end-users, carriers and Internet service providers in targeted metropolitan areas, with a focus on network deployment in France and, to a lesser extent, in Germany. It delivers these services primarily to connected, on-net customers over its fiber optic metropolitan area networks, or MANs. The Company has MANs in nine cities in France, including Paris, Lyon, Marseille, Lille, Grenoble, Toulouse, Nice, Nantes and Strasbourg, and four cities in Germany, including Munich, Nuremberg, Berlin and Essen-Dortmund. The construction of the Company's MANs was completed during the last quarter of 2001, and the Company is now focusing its efforts on expanding its customer base in these MANs. The Company's MANs are connected nationally and internationally by its leased inter-city network.

          Since inception, the Company has generated operating losses and negative cash flow from its operating activities. The Company expects to continue to experience operating losses and negative cash flows from operations until it establishes a sufficient revenue generating customer base. While the Company is experiencing growth in its core retail activity in France, and believes that this trend will continue, during 2001 and beginning of 2002 it observed signs of general weakness in the European markets for carrier, dial-up Internet access and Internet data center services. In light of these adverse market conditions, the Company has implemented reorganization and restructuring measures in order to adjust its operations to foreseeable market conditions, reducing ongoing operating expenses and capital outlays. In particular, the Company has implemented a major downsizing of its German operations in view of the slowdown in German telecommunications markets (particularly in the carrier and ISP segments). We continue to examine the structure and prospects of our German operations with a view to eliminating unnecessary costs and cash flow requirements. In addition, faced with a significant downturn of the web hosting market, linked to the collapse of the ".com" market and installed hosting overcapacity in Europe, it has decided to scale down the Internet data centers operations it has launched in France, Germany and the United Kingdom. See note
(13), Subsequent Events, for discussion about the sale of the Company's Germany and United Kingdom operations.

          As of March 31, 2002, the Company anticipated that it would fully utilize its existing cash resources by mid-year 2002. The Company also believed that it would require additional financing in excess of its invested capital and current borrowings in the range of EURO 60 million to EURO 90 million to bring it to cash flow breakeven. Given its funding position, the Company believes that there is a substantial doubt regarding its ability to continue as a going concern. The

Company has embarked on a process to seek additional forms of capital. However, there can be no assurance that it will be able to obtain the additional financing it needs. If the Company fails to obtain sufficient additional financing, it will effectively cease to be able to conduct its business. Certain of the Company's existing major investors have indicated that they would consider investing in the Company an aggregate of up to EURO 30 million (of the estimated EURO 60 million to EURO 90 million shortfall), subject to agreement on terms, as part of a re-capitalization and restructuring that would provide the Company with sufficient cash resources to fund its business plan to cash flow breakeven. These terms would likely include the conversion into ordinary shares of substantially all of CompleTel Europe's outstanding debt securities and a very substantial dilution to its existing shareholders. See Note (13), Subsequent Events, for discussion about the Company's current funding position.

          As discussed further below, CompleTel Europe was an indirect majority owned subsidiary of CompleTel LLC ("LLC"), a Delaware limited liability company, through November 2000. An indirect 7% interest in CompleTel Europe was acquired by purchasers of units in the Offering. LLC was known as CableTel Delaware LLC ("CableTel Delaware") from its formation on January 8, 1998 through May 18, 1998, when it was reorganized and renamed as CableTel Europe LLC in connection with the admission of a new member. Effective August 20, 1998, CableTel Europe LLC changed its name to CompleTel LLC.

          As of December 31, 1998, LLC's other direct and indirect wholly-owned subsidiaries consisted of CableTel Management Inc. ("Management Co."), CompleTel Holding I B.V. ("BVI"), CompleTel Holding II B.V. ("BVII"), its French operating subsidiary, CompleTel SAS ("CompleTel France") (formerly known as CompleTel S.A.R.L.), its UK operating subsidiary, CompleTel UK Limited ("CompleTel UK"), and its German operating subsidiary, CompleTel GmbH ("CompleTel Germany"). As of December 31, 1998, LLC's operating companies were held indirectly through BVI and BVII. CompleTel Europe had no material assets or operations as of December 31, 1998.

          In January 1999, LLC formed CompleTel Services SAS, CompleTel Holdings LLC ("CompleTel Holdings"), CompleTel ECC B.V. ("CompleTel ECC"), CompleTel (N.A.) N.V. ("NANV") and CompleTel SPC ("CompleTel SPC"). CompleTel Holdings was formed to issue the equity component of the Offering. CompleTel ECC was formed to be the group's European corporate center and to hold the proceeds of the Offering, through an escrow account, until the Company received certain financing commitments. Through a series of transactions in the restructuring, LLC contributed approximately EURO 51 million of equity, consisting of cash of approximately EURO 46 million and accounts receivable of approximately EURO 5 million, to CompleTel France through CompleTel SPC. Also, through a series of restructuring transactions, CompleTel SPC became a wholly-owned subsidiary of BVI. BVI was contributed to CompleTel Europe in exchange for the issuance of 73,537,325 additional ordinary shares and CompleTel Europe became a wholly-owned subsidiary of NANV. Furthermore, LLC contributed its 100% interest in NANV to CompleTel Holdings in exchange for all 19,596,429 Class A Membership Interests in CompleTel Holdings. The Non-Voting Class B Membership Interests in CompleTel Holdings were issued substantially to unrelated parties in connection with the Offering. In connection with this issuance by CompleTel Holdings of its Non-Voting Class B Membership Interests, CompleTel Europe issued 7,375,000 additional ordinary shares to NANV and NANV issued additional ordinary shares to CompleTel Holdings in consideration of a cash contribution to CompleTel Europe totaling approximately EURO 4 million. This corporate reorganization has been accounted for as a reorganization of entities under common control, similar to a pooling of interests. Accordingly, the accompanying consolidated financial statements retroactively reflect the new corporate organizational structure of CompleTel Europe as if CompleTel Europe had been incorporated as of January 8, 1998. The incorporation is reflected through a deemed issuance, on January 8, 1998, of 24,444,820 shares of CompleTel Europe in exchange for a subscription receivable from LLC of approximately EURO 46,000, which was paid on December 14, 1998. Furthermore, the accompanying consolidated financial statements have been prepared as though CompleTel Europe had performed all competitive local exchange carrier ("CLEC") related development activities in Western Europe since the inception of LLC. The accompanying consolidated financial statements of CompleTel Europe include its direct and indirect wholly-owned subsidiaries consisting of BVI, BVII, CompleTel France, CompleTel Germany, CompleTel UK, CompleTel ECC, CompleTel SPC, CompleTel Headquarters U.K. Limited, iPecenta Germany GmbH, CompleTel Escrow B.V., CompleTel Headquarters Europe SAS.

          In November and December 1999, LLC received additional cash contributions totaling approximately EURO 41.7 million from new and existing investors. As of December 31, 1999, LLC had contributed, through a series of planned transactions, EURO 39.6 million to CompleTel GmbH through intermediate subsidiaries in exchange for one share of CompleTel GmbH, and contributed approximately EURO 2.1 million to CompleTel Europe through intermediate subsidiaries in exchange for ordinary shares of CompleTel Europe. Through this series of planned transactions, an intermediate subsidiary of LLC received one share of CompleTel GmbH, which was contributed to BVI in February 2000 in exchange for one BVI Class B share. Also, in February 2000 the BVI share was contributed to CompleTel Europe in exchange for ordinary shares in CompleTel Europe. These transactions have been accounted for as a reorganization of entities under common control. Accordingly, the accompanying consolidated financial statements retroactively reflect the deemed capital contribution by LLC through certain intermediate subsidiaries to BVI and CompleTel Europe of the one share interest in CompleTel GmbH and the associated 20,775,915 ordinary shares issued by CompleTel Europe as if such transaction had occurred in December 1999.

          Following CompleTel Europe's initial public offering ("IPO") (see Note
4), LLC commenced certain transactions that provided its members the ability to hold their interests in CompleTel Europe directly rather than indirectly. In December 2000, an aggregate 61,671,987 shares of CompleTel Europe were distributed to members of LLC. As a result of this distribution and the contribution transaction described in Note 3, LLC no longer exercises majority voting control over CompleTel Europe and CompleTel Europe is not a consolidated entity in the financial statements of LLC, effective December 1, 2000. CompleTel L.L.C. is therefore not preparing consolidated financial statements including CompleTel Europe N.V. for the fiscal year 2001.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

          The accompanying consolidated financial statements of the Company have been prepared in accordance with United States generally accepted accounting principles ("U.S. GAAP"). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Certain prior year amounts have been reclassified to conform with the current year presentation.


RESTATEMENT

          These consolidated financial statements have been restated. The restatement relates primarily to the reclassification of an expense of approximately EURO 1.7 million associated with the repayment in 2001 of certain loans made to senior employees and the reclassification of an expense of approximately EURO 1.4 million associated with the forgiveness of a loan, plus accrued interest and applicable taxes, to a former executive officer of the Company. These expenses, which are described more fully in Note 3 are included in the consolidated statement of operations in selling, general and administrative expense and were previously included in other expenses.


STOCK SPLIT

          In April 1999, the Company executed a stock split through which its 431 ordinary shares then outstanding were converted into 21,071,429 of the Company's ordinary shares. Additionally, the Company increased its authorized ordinary shares to 105,330,800. Subsequent to December 31, 1999, the Company completed a 5-for-1 stock split through which its then outstanding ordinary shares totaling 25,226,612 were converted into 126,133,060 ordinary shares. Additionally, the Company increased its authorized ordinary shares to 625,000,000 and changed the nominal value of its ordinary shares to EURO .10 per ordinary share. Accordingly, the accompanying consolidated financial statements have been retroactively restated to give effect to these recapitalizations.

PRINCIPLES OF CONSOLIDATION

          The accompanying consolidated financial statements include the accounts of CompleTel Europe and its wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

CASH AND CASH EQUIVALENTS


          For purposes of reporting cash flows, the Company considers commercial paper with original maturities of ninety days or less at the date of acquisition to be cash equivalents.


CURRENT, NON-CURRENT INVESTMENTS, RESTRICTED

          Restricted investments include investments in euro-denominated securities related to the Senior Notes (Note 5) and have been classified based on the expected expiration of such requirements.

ACCOUNTS RECEIVABLE

          Customer accounts receivable represent receivables from the Company's services, less an allowance for doubtful receivables based on the Company's assessment of probable loss related to overdue accounts receivable. The following table reflects the movement in the Company's allowance for doubtful receivables (in thousands):

                                                                                      2001                2000
                                                                                ----------            --------
Allowance for doubtful receivables, beginning of year .....................     EURO   733            EURO  31
Additional provisions......................................................          4,748                 702
Receivables write-offs.....................................................         (3,951)                  -
                                                                                ----------            --------
Allowance for doubtful receivables, end of year............................     EURO 1,530            EURO 733
                                                                                ==========            ========

PREPAID EXPENSES, VAT RECEIVABLES AND OTHER CURRENT ASSETS

          Prepaid expenses consist primarily of prepaid rent and prepaid insurance. Prepayments are amortized on a straight-line basis over the life of the underlying agreements. VAT receivables consist primarily of amounts due to the Company's subsidiaries for value added taxes ("VAT") paid on purchased goods and services. VAT receivables are recoverable through a netting of VAT payables on sales revenue or by a request for reimbursement to the applicable taxing authority. Other current assets consist primarily of deposits on office and switch location premises.

PROPERTY AND EQUIPMENT

          Property and equipment includes network equipment, office furniture and equipment, computer equipment and software, leasehold improvements, buildings and construction in progress. These assets are stated at historical cost and are being depreciated when ready for their intended use on a straight-line basis over the estimated useful lives of the related assets as follows:

                                                                                            ESTIMATED
                                                                                            USEFUL LIFE
                                                                                            -------------
Network equipment....................................................................       3 to 8 years
Office furniture and equipment.......................................................       5 years
Computer equipment and software......................................................       3 to 5 years
Leasehold improvements...............................................................       9 to 12 years
Buildings............................................................................       20 years

          Property and equipment consisted of the following (in thousands):

                                                                                                    DECEMBER 31,
                                                                                          -----------------------------
                                                                                               2001            2000
                                                                                          ------------     ------------
Network equipment....................................................................     EURO 276,206     EURO 207,587
Office furniture and equipment.......................................................            3,602            5,186
Computer equipment and software......................................................            7,152           10,891
Leasehold improvements...............................................................            4,096            8,239
Materials and supplies ..............................................................            5,525            8,429
Buildings............................................................................              205              205
                                                                                          ------------     ------------

Property and equipment, in service...................................................          296,786          240,537
Less: accumulated depreciation.......................................................          (49,573)         (24,963)
                                                                                          ------------     ------------

Property and equipment, in service, net..............................................          247,213          215,574
Construction in progress.............................................................           30,594           83,049
                                                                                          ------------     ------------

Property and equipment, net..........................................................     EURO 277,807     EURO 298,623
                                                                                          ============     ============

NETWORK EQUIPMENT

          Network equipment costs include the network plant equipment installed and portions of labor involved in the installation of the Company's core MANs and the extensions from the core MAN to buildings and sites where potential customers may be located. The Company depreciates its network equipment over periods ranging from 3 years for network support equipment to 8 years for switch equipment and network transmission equipment.

          The Company capitalized approximately EURO 14.2 million and EURO 10.1 million of interest for the years ended December 31, 2001 and 2000, respectively.

          Expenditures for maintenance and repairs are expensed as incurred.

COMPUTER SOFTWARE COSTS

          The Company capitalizes software used for internal purposes in accordance with Statement of Position 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use" ("SOP 98-1"). Internal and external costs incurred in the planning or conceptual development of software for internal use are expensed as incurred. Once the planning or conceptual development of software has been achieved and the project has reached the application or development stage, external direct costs of materials and services used in the project, payroll and payroll-related costs for employees who are directly associated with and who devote time to the project (to the extent of the time spent directly on the project) and interest cost incurred in the development of the project are capitalized. Training and routine maintenance costs are expensed as incurred.

DEFERRED FINANCING COSTS

          Costs to obtain debt financing are capitalized and amortized to interest expense over the life of the related debt facility using the effective interest method.

LICENSE COSTS AND OTHER INTANGIBLES


          The Company capitalizes third-party direct costs associated with obtaining licenses. Capitalized license costs are amortized at commencement of operations over the lives of the related licenses, ranging from 15 to 25 years on a straight-line basis.


          The excess of investments in consolidated subsidiaries over the net fair value of the tangible assets at acquisition is amortized on a straight-line basis over an average life of ten years.

RECOVERABILITY OF LONG-LIVED ASSETS

          The Company evaluates the carrying value of its long-lived assets whenever events or circumstances indicate the carrying value of assets may exceed their recoverable amounts. An impairment loss is recognized when the estimated future cash flows (undiscounted and without interest) expected to result from the use of an asset are less than the carrying amount of the asset. If an asset which is expected to be held and used is determined to be impaired, then the asset would be written down to its fair market value based on the present value of the discounted cash flows related to such asset. Measurement of an impairment loss for an asset held for sale would be based on its fair market value less the estimated costs to sell. In accordance with this policy, as of December 31, 2001, the Company assessed all of its network assets and consequently recorded impairment losses in 2001 totaling EURO 130.3 million in Germany and EURO 12.4 in the United Kingdom (see Note 10).

REVENUE RECOGNITION

          Revenue related to non-installation services offered by the Company is recognized in the period the services are delivered.

          Installation revenue is initially deferred upon installation and invoicing of the service and recognized as revenue over the expected life of the service.

          As required, the Company adopted Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements" ("SAB 101") in the fourth quarter of 2000, retroactive to January 1, 2000. SAB 101 provides the staff's views in applying generally accepted accounting principles to selected revenue recognition issues. The Company's 2000 statement of operations reflects the application of SAB 101, which initially resulted in the deferral of approximately EURO 2.1 million of installation revenue into future periods. The cumulative effect of change in accounting principle is reflected in the 2000 consolidated statement of operations for the impact related to periods prior to January 2000. The cumulative effect related to periods prior to January 2000 was immaterial to the consolidated financial statements taken as a whole.

          The Company's three largest customers generated approximately 24% of its revenue for the year ended December 31, 2001. The Company's largest customer generated slightly over 11% of total revenue for the year.

FAIR VALUE OF FINANCIAL INSTRUMENTS

          The fair value of a financial instrument represents the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale or liquidation. Significant differences can arise between the fair value and carrying amount of financial instruments that are recognized at historical cost amounts.

          The following methods and assumptions were used by the Company in estimating fair value disclosures for financial instruments:

          - Cash and cash equivalents, trade receivables - the carrying amounts represent fair value because of the short maturities of such instruments.

          - Short-term and non-current investments, restricted - the fair value is based on quoted market values.

          -    Long-term debt - the fair value is based on quoted market values.

          The following table presents carrying amounts and fair values for the Company's financial instruments (in thousands):

ASSETS (LIABILITIES) AS OF DECEMBER 31, 2001                                CARRYING AMOUNT                FAIR VALUE
Short-term and non-current investments.....................                    EURO  24,779              EURO  24,779
Long-term debt.............................................                    EURO 227,735              EURO  66,437

ASSETS (LIABILITIES) AS OF DECEMBER 31, 2000                                CARRYING AMOUNT                FAIR VALUE
Short-term and non-current investments.....................                    EURO  69,739              EURO  69,739
Long-term debt.............................................                    EURO 280,597              EURO 182,388

STOCK-BASED COMPENSATION

          The Company accounts for stock-based compensation to employees using the intrinsic value method prescribed in Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees," and certain related interpretations including Financial Accounting Standards Board ("FASB") Interpretation No. 44, "Accounting for Certain Transactions Involving Stock Compensation--an interpretation of APB Opinion No. 25" ("FIN 44"). Certain non-cash compensation amounts are pushed down from LLC to the Company and recorded as a deemed capital contribution, with an offsetting entry to deferred compensation. Deferred compensation is amortized to expense over the vesting period of the related stock-based awards. Non-cash compensation charges are primarily attributable to employees whose salary and benefits were otherwise recorded in selling, general and administrative expenses.

INCOME TAXES

          The Company accounts for income taxes under the asset and liability method which requires recognition of deferred tax assets and liabilities for the expected future income tax consequences of transactions which have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the differences between the financial statement and income tax bases of assets, liabilities and carryforwards using enacted tax rates in effect for the year in which the differences are expected to reverse or the carryforwards are expected to be utilized. Deferred tax assets are then reduced by a valuation allowance if management believes it is more likely than not they will not be realized.

COMPREHENSIVE LOSS

          Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS 130"), requires that an enterprise (i) classify items of other comprehensive income (loss) by their nature in the financial statements and (ii) display the accumulated balance of other comprehensive income (loss) separately from retained earnings (deficit) and additional paid-in capital in the equity section of a balance sheet. The Company's other comprehensive loss, as set forth in the accompanying consolidated statements of shareholders' equity (deficit), is comprised of the net loss for the period plus the current period cumulative translation adjustments.

BASIC AND DILUTED LOSS PER ORDINARY SHARE

          Basic loss per ordinary share is determined by dividing net loss by the weighted average number of ordinary shares outstanding during each period. Diluted loss per share includes the effects of potentially issuable ordinary shares, but only if dilutive. Because the Company was in a loss position in 2001, 2000 and 1999, there are no differences between basic and diluted loss per ordinary share for the Company through December 31, 2001. Under the Company's employee incentive plans 213,928 and 99,482 shares were exercisable as of December 31, 2001 and 2000, respectively, and no shares where exercisable as of December 31, 1999. The weighted average ordinary shares outstanding for 2000 excludes the issuance in November 2000 of 3,142,162 ordinary shares for LLC units contributed to the Company (See Note 3).

          For the years ended December 31, 2001 and 2000, basic and diluted loss per ordinary share is comprised of the following:

                                                                                             2001       2000
                                                                                       ----------     ----------
Loss before extraordinary item and accounting change...........................        EURO (2.19)    EURO (1.35)
Extraordinary item.............................................................              0.29           0.01
Cumulative effect of change in accounting principle............................                 -              -
                                                                                       ----------     ----------
Basic and diluted loss per ordinary share......................................        EURO (1.90)    EURO (1.34)
                                                                                       ==========     ==========

FOREIGN OPERATIONS AND FOREIGN EXCHANGE RATE RISK

          Through December 31, 1999, the functional currency for the Company's foreign operations was the applicable local currency for the affiliate company and the functional currency for CompleTel Europe was the U.S. dollar. Effective January 1, 2000, CompleTel Europe and each of its subsidiaries, except those in the U.K. adopted the euro as their functional currency. Additionally, the Company adopted the euro as its financial reporting currency. As a result, the Company has restated prior period amounts by translating prior period U.S. dollar amounts into the euro.

          Assets and liabilities of foreign subsidiaries for which the functional currency is the local currency are translated at exchange rates in effect at period-end, and the consolidated statements of operations are translated at the average exchange rates during the period. Exchange rate fluctuations on translating foreign currency financial statements into euro that result in unrealized gains or losses are recorded net of tax and referred to as translation adjustments. Cumulative translation adjustments are recorded as a separate component of shareholders' equity.

          Transactions denominated in currencies other than the local functional currency of the Company's operating subsidiaries, including U.S. dollar denominated intercompany accounts and notes payable to LLC and Management Co., are recorded based on exchange rates at the time such transactions arise. Subsequent changes in exchange rates result in transaction gains and losses which are reflected in income as unrealized (based on period-end translations) or realized upon settlement of the transactions.

ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

          Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"), establishes accounting and reporting standards for derivative instruments, including certain instruments embedded in other contracts, and for hedging activities. SFAS 133 requires that an entity recognize all derivatives as either assets or liabilities and measure those instruments at fair value. It also specifies the accounting for changes in the fair value of a derivative instrument depending on the intended use of the instrument and whether (and how) it is designated as a hedge. The adoption, on January 1, 2001, of SFAS 133 did not have a material impact on the financial position or operating results of the Company.

NEW ACCOUNTING STANDARDS


          In June 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations" ("SFAS 141") and SFAS No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"). SFAS 141 requires the use of the purchase method of accounting for all business combinations initiated after June 30, 2001. SFAS 142 requires intangible assets to be recognized if they arise from contractual or legal rights or are "separable," i.e., it is feasible that they may be sold, transferred, licensed, rented, exchanged or pledged. As a result, it is likely that more intangible assets will be recognized under SFAS 142 than its predecessor, APB Opinion No. 16 although in some instances previously recognized intangibles will be subsumed into goodwill.


          Under SFAS 142, goodwill will no longer be amortized on a straight-line basis over its estimated useful life, but will be tested for impairment on an annual basis and whenever indicators of impairment arise. The goodwill impairment test, which is based on fair value, is to be performed on a reporting unit level. A reporting unit is defined as an operating segment or one level lower. Goodwill will no longer be allocated to other long-lived assets for impairment testing under SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of." Additionally, goodwill on equity method investments will no longer be amortized; however, it will continue to be tested for impairment in accordance with APB Opinion No. 18, "The Equity Method of Accounting for Investments in Common Stock". Under SFAS 142, intangible assets with indefinite lives will not be amortized. Instead, they will be carried at the lower of cost or market value and be tested for impairment at least annually. All other recognized intangible assets will continue to be amortized over their estimated useful lives.

          SFAS 141 and 142 are effective for fiscal years beginning after December 15, 2001. The Company does not anticipate that the adoption of these statements will have a material impact on its results of operations or its financial position.

          The goodwill amortization expense and net loss of the Company for the years ended December 31, 2001, 2000 and 1999 are as follows (in thousands):



                                                                     YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------
                                                         2001               2000                1999
                                                     ---------------------------------------------------
Reported net loss                                        (299,049)           (200,488)           (49,790)
     Add back: goodwill amortization..............            305                 441                179
                                                     ------------        ------------        -----------
Adjusted net loss.................................       (298,744)           (200,047)           (49,611)
                                                     ============        ============        ===========

Reported net loss per share.......................          (1.90)              (1.34)             (0.50)
                                                     ------------        ------------        -----------
Adjusted net loss per share.......................          (1.90)              (1.34)             (0.50)
                                                     ============        ============        ===========


          In August 2001, the Financial Accounting Standards Board issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". SFAS No. 144 establishes a single accounting model for long-lived assets to be disposed of by sale consistent with the fundamental provisions of SFAS 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of". While it supersedes APB Opinion 30 "Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions" it retains the presentation of discontinued operations but broadens that presentation to include a component of an entity (rather than a segment of a business). However, discontinued operations are no longer recorded at net realizable value and future operating losses are no longer recognized before they occur. Under SFAS No. 144 there is no longer a requirement to allocate goodwill to long-lived assets to be tested for impairment. It also establishes a probability weighted cash flow estimation approach to deal with situations in which there are a range of cash flows that may be generated by the asset being tested for impairment. SFAS No. 144 also establishes criteria for determining when an asset should be treated as held for sale.

          SFAS No. 144 is effective for fiscal years beginning after December 15, 2001 and interim periods within those fiscal years, with early application encouraged. The provisions of the Statement are generally to be applied prospectively. The Company does not anticipate that adoption of SFAS No. 144 will have a material impact on its results of operations or its financial position.

(3) RELATED PARTY TRANSACTIONS

EMPLOYEE LOANS

          In March 2000, iPcenta Limited, a wholly-owned indirect subsidiary of the Company, loaned one of the Managing Directors and the President of its subsidiary, CompleTel UK Limited, the principal amount of U.S.$206,500 (EURO 220,000) to purchase common units of LLC. The principal amount, together with accumulated interest at the rate of 7% compounded semi-annually, was to become due and payable on the earlier of (a) January 15, 2003, (b) 30 days after a termination for cause, or (c) 90 days after any termination of employment. The common units were subject to vesting and forfeiture provisions and will, if vested, entitle the Managing Director to receive a pro rata number of its ordinary shares when and if LLC is liquidated. In accordance with the terms of the loan, iPcenta forgave a pro rata portion of the principal and interest on the note as the common units vest or upon forfeiture. In addition, iPcenta reimbursed the Managing Director for tax liabilities arising as a result of this arrangement. The Company forgave a total of EURO 179,880 of this loan, including principal and interest and reimbursement of associated tax liabilities. Following the termination of the Managing Director's employment with the Company in late May 2001, approximately EURO 101,752 of the loan became due and payable. This amount was settled by the Managing Director by transferring to the Company, LLC units he owned, representing 42,914 ordinary shares and having market value equal to the amount due for repayment as of the date of transfer.

          In March 2000, a limited number of the Company's employees obtained interest bearing loans in an approximate aggregate principal amount of EURO 2 million from a commercial bank to purchase shares in the Company's IPO. The shares purchased by these employees were pledged to the bank as a security for the repayment of the loans. In connection with these loans, the Company has entered into certain arrangements with these employees and the lending bank, including indemnity letters under which the Company agreed to pay the lending bank the amount of any shortfalls from the amount payable on these loans (including interest), that is, the difference between the amount due for repayment and the proceeds of the sale of the pledged shares. In accordance with their terms, the loans matured in September 2001. In August 2001, the employees decided to prepay the loans prior to the maturity date. On August 16, 2001 the commercial bank sold the 111,827 ordinary shares pledged to it by the employees and used the proceeds from such sale to repay the amount of the loans. The Company paid to the lending bank the amount of approximately EURO 1.8 million which represented the difference between the proceeds of the sale of the pledged sales and the amount due for repayment on the maturity of the loans. The charge related to this repayment has been included in selling, general and administrative expense in the accompanying 2001 consolidated statement of operations.

          In December 2000, the Company loaned William Pearson, its then President and Chief Executive Officer, the principal amount of U.S.$1.5 million. The principal amount, together with accumulated interest at the annual rate of 7% was originally scheduled to be due and payable on the earlier of December 31, 2001, or 180 days after any termination of employment. Effective as of December 11, 2001, the maturity date for this loan was extended to December 31, 2002, or 180 days after any termination of employment. As a result of this executive's resignation on February 22, 2002, the loan is due and payable on August 19, 2002.

          In April 2001, the Company granted Timothy Samples, its then Chief Executive Officer ("CEO"), an incentive bonus, which was structured as a Loan Agreement, pursuant to which the Company made a EURO 865,000 forgivable loan to the CEO. The loan accrued interest at 6%, compounded quarterly, and became due February 28, 2002. In accordance with its terms, the repayment of the loan (including interest and reimbursement of associated tax liabilities) has been forgiven by the Company, as the CEO was still employed by the Company. The charge related to the forgiveness of this loan has been included in selling, general and administrative expense in the accompanying 2001 statement of operations.


TAX EQUALIZATION PAYMENTS

          Certain of the Company's U.S. employees have been employed under expatriate agreements and were relocated to Paris and London. In accordance with their expatriate agreements, these employees were subject to tax equalization provisions whereby they were placed in substantially the same economic position as if they were employed in the United States. Based on such employees' year-end tax status, the Company paid taxes on behalf of these employees, however, the tax liability is the responsibility of these employees. For the year ended December 31, 2001, these amounts totaled approximately EURO 270,000 and have been classified as part of affiliate receivables in the accompanying consolidated balance sheet.

MANAGEMENT AGREEMENT

          During 1999, LLC and Management Co., executed management services agreements (as amended, the "Management Agreements"), pursuant to which Management Co. performed certain services for LLC and its direct and indirect subsidiaries. The Management Agreements provided for reimbursement in an amount of 105% (103% prior to February 1999) of all expenses incurred by Management Co. in the performance of the Management Agreements. These items incurred by Management Co. consist primarily of executive management salaries and benefits, occupancy costs and professional fees and were allocated to certain of the LLC's direct and indirect subsidiaries (the "Operating Subsidiaries") based upon an estimate of the percentage of such items that are attributable to the operations of the Operating Subsidiaries. Beginning October 2000, these expenses were accounted for within CompleTel Headquarters Europe S.A.S ("Europe Headquarters"). Accordingly, after October 1, 2000, allocated costs from an affiliate represents only those costs of Management Co. and are included in the consolidated statements of operations as allocated costs from an affiliate, while costs incurred by Europe Headquarters are classified as part of selling, general and administrative costs. Management believes that the allocation method is reasonable and that such costs are representative of the costs which would have been incurred by the Operating Subsidiaries on a stand-alone basis without any support from LLC. For the years ended December 31, 2001, 2000 and 1999 the Company recorded approximately EURO 5.4 million, EURO 12.1 million and EURO 6.2 million respectively, for billings under the Management Agreements. In early 2002, the Company completed the acquisition of Management Co. for U.S.$1.0. from LLC. Accordingly, effective January 1, 2002, all the expenses incurred by Management Co. will be accounted for as selling, general and administrative costs.

CONTRIBUTION OF LLC COMMON UNITS FOR COMPLETEL EUROPE NV ORDINARY SHARES

          In late November 2000, certain employees of CompleTel Europe who held common units of CompleTel LLC ("LLC"), contributed all such common units, except for those still subject to performance vesting provisions, to CompleTel Europe in consideration for 3,142,162 newly issued ordinary shares of CompleTel Europe. The number of ordinary shares issued was equal to the number of ordinary shares represented by the common units contributed to CompleTel Europe and were recorded at EURO 15.6 million, the fair market value of those shares on the date of issuance. The corresponding investment in LLC, representing approximately 3,280 common units which are exchangeable into 3,142,162 ordinary shares of the Company, is reflected as a reduction of CompleTel Europe's equity in the accompanying consolidated statement of shareholders' equity (deficit), similar to treasury stock. The common units contributed included both vested and non-vested time vesting units. The ordinary shares issued in respect of the non-vested units remain subject to the same vesting provisions as the original award.

(4) INITIAL PUBLIC OFFERING

          On March 30, 2000, CompleTel Europe completed the IPO of its ordinary shares. In the offering, CompleTel Europe issued 31,280,000 ordinary shares in exchange for gross proceeds of approximately EURO 547.4 million, based on the euro public offering price of EURO 17.50 per share. A portion of the IPO shares, 8,343,931, were offered in the U.S., at a public offering price of $17.09 per share. After giving effect to the translation of U.S. dollars received for shares offered in the U.S., gross proceeds translated into euro totaled approximately EURO 551.4 million.

(5) INDEBTEDNESS

SENIOR DISCOUNT NOTES

          In February 1999, the CompleTel Europe and CompleTel Holdings completed an Offering of 147,500 units (the "Units") consisting of approximately EURO 131.9 million aggregate principal amount of 14% Senior Discount Notes due 2009 (the "Notes") issued by CompleTel Europe and 1,475,000 non-voting Class B Membership Interests of CompleTel Holdings. CompleTel Europe issued the Notes at a substantial discount from their principal amount at maturity on February 16, 2009. A principal investor in LLC acquired 400 Units in the Offering. The proceeds of the Offering, net of offering fees and costs, were approximately EURO 64.9 million and were held in an escrow account until CompleTel Europe received a minimum commitment of $90 million in senior credit facilities, which was received in April 1999. To comply with Netherlands laws, the Notes are guaranteed by LLC on a senior unsecured basis. As LLC is a holding company with no operations other than the operations to be conducted by CompleTel Europe and its subsidiaries, it is unlikely that LLC would have sufficient funds to satisfy CompleTel Europe's obligations on the Notes if CompleTel Europe is unable to satisfy its own obligation on the Notes. Of the approximately EURO 67.1 million gross proceeds from the Offering, approximately EURO 63.1 million was attributed to the Notes and approximately EURO 4 million was attributed to the 1,475,000 Class B Membership Interests of CompleTel Holdings. The EURO 4 million allocated to the Class B Membership Interests represents additional discount on the Notes.

          Cash interest will not accrue on the Notes prior to February 15, 2004, with the Notes accreting to their stated principal amount at maturity at an effective interest rate of approximately 15.1%. The accretion is being charged to interest expense. Commencing February 15, 2004, cash interest on the Notes will accrue at 14% per annum and will be payable in cash on August 15 and February 15 of each year. The Notes mature February 15, 2009.

SENIOR NOTES OFFERING

          In April 2000, the Company completed an offering of an aggregate EURO 200 million 14% senior notes due 2010 (the "Senior Notes"). A portion of the proceeds were used to repurchase $27.0 million (EURO 27.6 million) principal amount at maturity of the Senior Discount Notes. To comply with Netherlands laws, the Senior Notes were guaranteed by LLC on a senior, unsecured basis. In March 2001, this guaranty terminated. The Company lent approximately EURO 78.0 million of the initial net proceeds to a wholly-owned subsidiary which used the funds to invest in a portfolio of securities which is pledged as security for the Senior Notes. The proceeds of these pledged securities will be used to make the first six interest payments on the Senior Notes. The remaining proceeds from the Senior Notes offering have been used to fund the further deployment of the Company's networks in existing markets, to fund net operating losses and for general and corporate purposes.

SENIOR NOTES REPURCHASES

          During 2001, the Company repurchased EURO 78.1 million principal amount of its Senior Notes for EURO 28.9 million (EURO 11.2 million in unrestricted cash and EURO 17.7 million in proceeds from pledged securities). In connection with these repurchases, an extraordinary gain of approximately EURO
49.9 million, net of related deferred financing costs which were also written off, was recognized.

          Long-term debt consists of the following (in thousands):

                                                                                                      DECEMBER 31,
                                                                                              ---------------------------
                                                                                                   2001         2000
                                                                                              ------------   ------------
      14% Senior Discount Notes, face amount $120.5 million, due 2009, effective rate of interest 15.1%, converted to euro at December 31, 2001 and 2000
       exchange rates of  0.886 and 0.942, respectively..................................     EURO  99,333   EURO  80,597
      14% Senior Notes, due 2010.........................................................          121,870        200,000
      Other long-term debt...............................................................            6,532              -
                                                                                              ------------   ------------
                                                                                              EURO 227,735   EURO 280,597
                                                                                              ============   ============

CREDIT AGREEMENT

          In January 2000, the Company executed an agreement for a EURO 265 million senior secured credit facility with Goldman Sachs International and BNP Paribas as co-arrangers of the facility. The Company never drew on this facility and in August 2001 the facility was terminated. The remaining deferred financing costs associated with this facility were written off at the time the facility was terminated.

(6) COMMITMENTS AND CONTINGENCIES

OPERATING LEASES, INCLUDING RIGHTS-OF-WAY AGREEMENTS

          The Company has entered into various operating lease agreements for network switch locations, office space, employee residences and vehicles. In addition, the Company has entered into various rights-of-way agreements. Future minimum lease obligations related to the Company's operating leases and rights-of-way agreements are as follows for the years ending December 31 (in thousands):

     2002.......................................................................................            12,560
     2003.......................................................................................             9,708
     2004.......................................................................................             7,604
     2005.......................................................................................             6,822
     2006.......................................................................................             5,444
     Thereafter.................................................................................            21,281
                                                                                                       -----------
     Total......................................................................................       EURO 63,419
                                                                                                       ===========

          Total rent expense for the years ended December 31, 2001, 2000 and 1999 was approximately EURO 5.6 million, EURO 4.3 million and EURO 1.4 million, respectively.

MANAGEMENT EMPLOYMENT AGREEMENTS

          Certain employees of Management Co. that have been seconded to CompleTel Europe's subsidiaries are parties to employment agreements. The agreements generally provide for a specified base salary, as well as a bonus set as a specified percentage of the base salary. The bonus is based on attainment of certain identified performance measures. The employment agreements generally provide for cost of living differentials, relocation and moving expenses, automobile allowances and income tax equalization payments, if necessary, to keep the employee's tax liability the same as it would be in the United States.

LEGAL PROCEEDINGS

          The syndicate of co-owners of a building in which CompleTel France installed certain telecommunications equipment, brought an action against the Company before the Tribunal de Grande Instance of Paris alleging that the equipment was installed without obtaining the necessary authorizations and caused disturbances in the building. On May 11, 2001, the tribunal issued a decision, following a preliminary injunction hearing (a) ordering the Company to restore the premises to their original state, and (b) appointing an expert with the mandate of determining the liability, if any, the damages sustained, if any, and the work which the Company may have to undertake with respect to the equipment to cease the disturbances. The Company appealed against this decision and the proceeding is currently in progress. The Company is also involved in discussions to settle this matter out of court, but there can be no assurance that the Company will be able to reach a settlement. If the negotiations to settle out of court are unsuccessful, the Company may be required to move the equipment and may be required to do so in a short period of time. In such an event, the Company could suffer disturbances to its network, which could have an impact on its activities. Although at this stage the Company is not in a position to predict the outcome of the negotiations, the Company estimates that the costs of either moving the equipment or settling this dispute would not have a material adverse effect on its financial condition or results of operations.

          The Company is not party to any other pending legal proceedings that it believes would, individually or in the aggregate, have a material adverse effect on its financial condition or results of operations.

(7) INCOME TAXES

THE NETHERLANDS

          In general, a Dutch holding company may benefit from the so-called "participation exemption." The participation exemption is a facility in Dutch corporate tax law which allows a Dutch company to exempt, from Dutch income tax, any dividend income and capital gains in relation to its participation in subsidiaries which are legal entities residing in The Netherlands or in a foreign country. Capital losses are also exempted, apart from liquidation losses (under stringent conditions). Any costs in relation to participations, to the extent these participations do not realize Dutch taxable profit, are not deductible. These costs include costs to finance such participation.

          As of December 31, 2001, CompleTel Netherlands had generated net operating losses ("NOL") carryforwards for income tax purposes totaling approximately EURO 220 million. For Dutch corporate income tax purposes, NOL carryforwards may be carried forward indefinitely. The above-mentioned losses have not been established be decree by the Dutch tax inspector and could therefore be subject to change. The current statutory tax rate for the Netherlands is approximately 34.5%.

GERMANY

          As of December 31, 2001, CompleTel Germany had generated NOL carryforwards for income tax purposes totaling approximately EURO 105 million. For German income tax purposes, NOL carryforwards may be carried forward indefinitely. The current statutory tax rate for Germany is approximately 40%.

FRANCE

          As of December 31, 2001, CompleTel France had no NOL carryforwards for income tax purposes available. For French income tax purposes NOL carryforwards may generally be carried forward for a period of up to five years. Start-up costs are capitalized for French tax purposes. The Company considers the majority of these costs as eligible for the deferred depreciation regime for French tax purposes, resulting in an indefinite carryforward life of the corresponding amortization expense. The current statutory rate for France is 33.1/3%, excluding surcharge.

          The Company has recorded a valuation allowance equal to the total net deferred tax assets as of December 31, 2001 and 2000, due to the uncertainty of realization through future operations. The valuation allowance will be reduced at such time as management believes it is more likely than not that the net deferred tax assets will be realized. Any reductions in the valuation allowance will reduce future provisions for income tax expense. The difference between income tax expense provided in the consolidated financial statements and the expected income tax benefit at statutory rates related to the Company's corporate and foreign subsidiary operations for the years ended December 31, 2001, 2000 and 1999 (in thousands):

                                                                          YEAR ENDED DECEMBER 31,
                                                            ------------------------------------------------------
                                                                 2001                 2000               1999
                                                            ----------------     --------------     --------------
     Expected income tax benefit at the weighted average
      statutory rate of 39.56%............................  EURO     118,303     EURO    79,313     EURO    19,697
     Stock-based compensation.............................            (2,080)           (23,953)              (256)
     Other................................................                --                 --                 77
     Valuation allowance..................................          (116,223)           (55,360)           (19,518)
                                                            ----------------     --------------     --------------
      Total income tax benefit............................  EURO          --     EURO        --     EURO        --
                                                            ================     ==============     ==============

          Deferred tax assets are as follows (in thousands):

                                                                                          DECEMBER 31,
                                                                                 -------------------------------
                                                                                      2001              2000
                                                                                 -------------      ------------
           Deferred tax assets:
             Operating loss carryforwards...................................     EURO  132,130      EURO  73,722
             Capitalized start-up costs.....................................                --               728
             Depreciation and amortization..................................            61,085             3,641
                                                                                 -------------      ------------
           Total deferred tax assets........................................           193,215            78,091
             Less valuation allowance.......................................          (193,215)          (78,091)
                                                                                 -------------      ------------
             Net deferred taxes.............................................     EURO       --      EURO      --
                                                                                 =============      ============

(8) SEGMENT REPORTING

          Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information" ("SFAS 131"), establishes standards for the way that public business enterprises report information about operating segments in annual financial statements and requires that those enterprises report selected information about operating segments in interim financial reports issued to shareholders. Operating segments are components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance.


          Historically, management has evaluated the Company's development efforts according to the geographic location of its markets.

          The key operating performance measures used by management in this evaluation include revenue growth and a measure the Company refers to as "Adjusted EBITDA." In calculating Adjusted EBITDA, the Company excludes (in addition to interest, taxes, depreciation and amortization) non-cash compensation charges and foreign exchange loss and other expenses, including restructuring, impairment and other charges, as well as other non-recurring operating expenses. The Company believes that Adjusted EBITDA provides both management and investors with a measure of operating results that is unaffected by the financing and accounting effects of gains and losses that are either of a non-recurring nature or are not closely related to the performance of its core business.

          Adjusted EBITDA is not derived pursuant to generally accepted accounting principles and therefore should not be considered as an alternative to operating income (loss), as an alternative to cash flows from operating activities, or as a measure of liquidity. Furthermore, the Company is not aware of any uniform standards for determining Adjusted EBITDA. Presentations of Adjusted EBITDA may not be calculated consistently by different companies in the same or similar businesses. As a result, the Company's reported Adjusted EBITDA may not be comparable to similarly titled measures used by other companies.

          Certain financial information reflecting the Company's development efforts by geographic location is presented below (in thousands).

As of and for the year ended December 31, 2001:


                                                                                                  COMPLETEL
                                                          COMPLETEL    COMPLETEL     COMPLETEL   EUROPE AND
                                                             FRANCE      GERMANY            UK        OTHER    CONSOLIDATED
                                                        -----------   ----------   -----------   ----------    ------------
Revenue:
    Retail .........................................         38,996        7,953             -            -          46,949
    Carrier ........................................          8,877        7,722             -            -          16,599
    ISP ............................................         26,164        1,416             -            -          27,580
    Hosting ........................................          1,902        1,388         3,491            -           6,781
                                                        -----------   ----------   -----------   ----------    ------------
        Total Revenue...............................         75,939       18,479         3,491            -          97,909
Adjusted EBITDA.....................................        (33,514)     (26,307)       (8,669)     (21,039)        (89,529)
    Depreciation and amortization...................                                                                (54,961)
    Interest expense, net of interest income........                                                                (16,618)
    Foreign exchange loss and other expense.........                                                                (11,294)
    Restructuring, impairment and other
    charges.........................................                                                               (167,555)
    Non-cash compensation charges...................                                                                 (5,260)
Loss before extraordinary item
   and cumulative effect of change in accounting
   principle........................................        (74,518)    (115,858)      (27,319)    (127,522)       (345,217)
Total long-lived assets, net........................        236,812       25,791            62       23,039         285,704
Total assets........................................        285,251       40,963         2,255      127,521         455,990
Expenditures for long-lived assets..................         93,927       52,475         4,283       14,289         164,974

As of and for the year ended December 31, 2000:


                                                                                                   COMPLETEL
                                                            COMPLETEL    COMPLETEL    COMPLETEL   EUROPE AND
                                                               FRANCE      GERMANY           UK        OTHER   CONSOLIDATED
                                                            ---------    ---------    ---------   ----------   ------------
Revenue:
    Retail............................................          8,933        1,431            -            -         10,364
    Carrier...........................................          3,727          462            -            -          4,189
    ISP...............................................          7,901        1,035            -            -          8,936
    Hosting...........................................          2,390           27        5,634            -          8,051
                                                            ---------      -------       ------      -------       --------
        Total Revenue.................................         22,951        2,955        5,634            -         31,540
Adjusted EBITDA.......................................        (54,886)     (32,350)      (4,758)      (1,200)       (93,194)
    Depreciation and amortization.....................                                                              (22,027)
    Interest expense, net of interest income..........                                                               (6,574)
    Foreign exchange loss and other expense...........                                                              (18,933)
    Non-cash compensation charges.....................                                                              (60,550)
Loss before extraordinary item
   and cumulative effect of change in accounting
   principle                                                  (89,412)     (47,333)      (5,701)     (58,832)      (201,278)
Total long-lived assets, net..........................        156,004      127,946        9,669       11,862        305,481
Total assets..........................................        199,950      176,323       14,914      433,594        824,781
Expenditures for long-lived assets....................        101,335      108,798        9,129       10,939        230,201


  As of and for the year ended December 31, 1999:


                                                                                                   COMPLETEL
                                                            COMPLETEL    COMPLETEL    COMPLETEL   EUROPE AND
                                                               FRANCE      GERMANY           UK        OTHER   CONSOLIDATED
                                                            ---------    ---------    ---------   ----------   ------------
Revenue:
    Retail............................................            694            -            -            -            694
    Carrier...........................................            411            -            -            -            411
    ISP...............................................            798            -            -            -            798
    Hosting...........................................              -            -          958            -            958
                                                            ---------    ---------    ---------   ----------   ------------
       Total Revenue..................................          1,903            -          958            -          2,861
Adjusted EBITDA.......................................        (27,237)      (5,305)      (1,346)      (2,055)       (35,943)
    Depreciation and amortization.....................                                                               (4,302)
    Interest expense, net of interest income..........                                                               (5,446)
    Foreign exchange loss and other expense...........                                                               (3,465)
    Non-cash compensation charges.....................                                                                 (634)
Loss before extraordinary item and cumulative effect
 of change in accounting principle....................        (32,824)      (8,181)      (1,548)      (7,237)       (49,790)
Total long-lived assets, net..........................         67,904       25,843          865        1,891         96,503
Total assets..........................................         80,860       67,674        1,724       25,950        176,208
Expenditures for long-lived assets....................         68,854       27,435          855                      97,144

(9) EMPLOYEE INCENTIVE PLANS

LLC COMMON UNITS

          Certain employees of the Company and LLC have purchased common units of LLC for $1 per unit under their executive securities agreements. The common units issued consist of non-performance time vesting units and performance based vesting units. The non-performance based time vesting units generally vest over a four-year period. Vesting for non-performance based time vesting units was accelerated by one year upon the completion of the IPO in March 2000. As discussed in Note 3, certain of these non-performance based time vesting units were contributed to CompleTel Europe in exchange for newly issued CompleTel Europe ordinary shares, subject to the same vesting provisions of the original issuance of common units. The Company accounts for these awards under APB 25 and related interpretations. Accordingly, the intrinsic value of the non-performance based time vesting units was accounted for at issuance and pushed down to the Company as additional paid-in capital, with an offsetting entry to deferred compensation. The original intrinsic value of the non-performance based time vesting units issued totaled approximately EURO 4.0 million. This deferred compensation is being amortized over the vesting period for the applicable award, generally four years.

          The performance based vesting units are, in addition to time vesting, subject to performance based vesting according to certain multiple-of-invested-capital tests calculated based upon the valuation of LLC's equity implied by a qualified public offering and/or by actual sales of LLC's securities by Madison Dearborn Partners ("MDP"). If any performance based vesting units remain unvested on May 18, 2005, there shall be deemed to have occurred a sale of the LLC's securities by MDP at fair market value. Any performance based vesting units that do not vest upon such a deemed sale will be forfeited. The Company has determined that based on the current market capitalization of the Company, the likelihood of an MDP sale meeting the multiple-of-invested-capital test is remote. Accordingly, deferred compensation will only be calculated based on remaining performance based vesting units that are held by former preferred unit holders.

          CompleTel Europe's IPO in March 2000 caused certain common units of LLC held by employees of the Company to vest as a result of meeting specified performance vesting criteria. As a result, the Company recorded compensation expense of approximately EURO 41.9 million based on the value of those vested common units as implied by the IPO price received. In addition, based upon the IPO value indicated above, the Company recorded additional compensation expense and deferred compensation in the quarter ended March 31, 2000, of approximately EURO 24.0 million and EURO 74.9 million, respectively, for performance vesting units that did not vest as a result of the IPO but which may vest upon a qualified sale by MDP, or in May 2005 based on a deemed vesting date. The additional deferred compensation is amortized to expense over the remaining vesting period to May 18, 2005 (deemed vesting date if not prior due to a qualified sale by MDP as defined in the executive securities agreements). The recorded amount of compensation expense and deferred compensation for these variable awards are adjusted at each quarterly reporting date to reflect management's estimate of the number of such units that will ultimately vest and the fair market value of those units as of the end of each reporting period based on the then current market value of the ordinary shares of CompleTel Europe. Accordingly, as of December 31, 2001, CompleTel Europe reduced the initially recorded amount of compensation expense by approximately EURO 21.8 million and deferred compensation by approximately EURO
70.7 million based on the closing price per share on December 31, 2001.

          The compensation charges described above, are included in non-cash compensation charges in the accompanying consolidated statements of operations for the year ended December 31, 2001. Also included in non-cash compensation charges for the year ended December 31, 2001 is EURO 9.5 million resulting from the recognition of deferred compensation on fixed stock option awards granted to the Company's employees and other common units of LLC held by employees subject only to time vesting.

STOCK OPTION PLAN

          In December 1999, the Company adopted the CompleTel Europe N.V. 2000 Stock Option Plan (the "Option Plan"). The Option Plan provides for the grant of options to purchase ordinary shares of CompleTel Europe to employees of the Company.

          Options granted are subject to vesting as follows. Options granted to employees resident in France vest in an increment of 60% of the ordinary shares subject to the option on the second anniversary of the date of the grant and in two increments of 20% on the third and fourth anniversaries of the date of the grant. Options granted to employees resident in the United Kingdom, Germany and the U.S. vest in annual increments of 25% of the ordinary shares subject to the option, commencing on the first anniversary date of the grant. Grants under this plan are accounted for under fixed plan accounting in accordance with APB 25 and related interpretations.

          A summary of stock option activity for the Option Plan is as follows:

                                                                          YEAR ENDED                          YEAR ENDED
                                                                       DECEMBER 31, 2001                   DECEMBER 31, 2000
                                                                -----------------------------      -------------------------------
                                                                                     WEIGHTED                             WEIGHTED
                                                                 NUMBER OF            AVERAGE      NUMBER OF      AVERAGE EXERCISE
                                                                    SHARES     EXERCISE PRICE         SHARES                 PRICE
                                                                ----------     --------------      ---------      ----------------
                                                                                       (EURO)                               (EURO)
Outstanding at the beginning of the period...............        3,882,977               6.10      2,035,230                  2.92
Granted during the period................................        5,694,918               2.71      2,512,897                  8.39
Cancelled during the period..............................       (2,134,351)              4.93       (665,150)                 5.02
Exercised during the period..............................           (6,270)              2.92             --                    --
                                                                ----------                         ---------
Outstanding at the end of the period.....................        7,437,274               3.79      3,882,977                  6.10
                                                                ==========                         =========
Exercisable at the end of the period.....................          213,928               6.43         99,482                  2.92
                                                                ==========                         =========

          The combined weighted-average fair values and weighted-average exercise prices of options granted are as follows:


                                                                          YEAR ENDED                          YEAR ENDED
                                                                       DECEMBER 31, 2001                   DECEMBER 31, 2000
                                                                -----------------------------      -------------------------------
                                                                 NUMBER OF                         NUMBER OF
                                                                   OPTIONS         FAIR VALUE        OPTIONS            FAIR VALUE
                                                                 ---------         ----------      ---------            ----------
Exercise Price:
Less than market price...................................               --                 --        383,740                 15.45
Equal to market price....................................        5,694,918               1.73      2,129,157                  6.19
Greater than market price................................               --                 --             --                    --
                                                                 ---------                         ---------
Total....................................................        5,694,918               1.73      2,512,897                  8.39
                                                                 =========                         =========

The following table summarizes information about stock options outstanding, vested and exercisable as of December 31, 2001:

                                                OPTIONS OUTSTANDING                           OPTIONS EXERCISABLE
                                ----------------------------------------------------------------------------------------
                                                       WEIGHTED
                                                        AVERAGE
                                      NUMBER OF       REMAINING             WEIGHTED      NUMBER OF             WEIGHTED
                                        OPTIONS      CONTRACTUAL    AVERAGE EXERCISE        OPTIONS     AVERAGE EXERCISE
                                    OUTSTANDING     LIFE (YEARS)        PRICE (EURO)    EXERCISABLE         PRICE (EURO)
                                ---------------   --------------   -----------------   ------------     ----------------
Exercise Price Range (euro)
0-4............................       6,027,353             4.70                2.94        115,028                 2.92
4-10...........................       1,001,691             3.95                7.16         53,904                 7.36
10-15..........................         245,730             3.50               12.93         31,873                12.93
GREATER THAN 15................         162,500             3.25               17.50         13,123                17.50
                                ---------------                                        ------------
Total..........................       7,437,274             4.46                3.79        213,928                 6.43
                                ===============                                        ============

PRO FORMA FAIR VALUE DISCLOSURES

          The Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123 "Accounting for Stock-Based Compensation" ("SFAS 123"), which defines a fair value based method of accounting for employee stock options and similar equity instruments. However, as allowed by SFAS 123, the Company has elected to account for its stock-based compensation plans using the intrinsic value based method of APB 25 and provide pro forma disclosures of net loss and loss per share as if the fair value based method had been applied.

          For pro forma disclosure purposes, the Company has computed the fair value of each option as of the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions.

                                                                       YEAR ENDED DECEMBER 31,
                                                                ----------------------------------------
                                                                     2001           2000            1999
                                                                ---------      ---------       ---------
           Risk-free interest rate...........................       4.15%           6.0%            6.4%
           Expected dividend yield...........................          0%             0%              0%
           Expected lives outstanding........................   5.5 years      5.5 years       5.5 years
           Expected volatility...............................       70.0%          70.0%           17.1%

          The estimated fair value of options granted is amortized to expense over the option vesting period. Cumulative compensation costs recognized in pro forma net loss with respect to options that are forfeited prior to vesting are adjusted as a reduction of pro forma compensation expense in the period of forfeiture.

          Had compensation cost for the Option Plan been determined based upon the fair value of options on their date of grant, the Company's net losses for the years ended December 31, 2001, 2000 and 1999, would have been increased by approximately EURO 2.0 million, EURO 2.0 million and EURO 54,000, respectively. The related loss per share for the years ended December 31, 2001, 2000 and 1999, would have been EURO 1.91, EURO 1.35 and EURO 0.50, respectively.

(10) RESTRUCTURING, IMPAIRMENT AND OTHER CHARGES


          In connection with the Company's restructuring efforts during the second half of 2001, the Company recognized approximately EURO 164.5 million in restructuring, impairment charges which are reflected in the accompanying consolidated statement of operations.


          These charges consist of the following (in millions):


               Write-down of German and United Kingdom assets.....................        EURO 142.7
               Write-down of materials and supplies...............................               6.0
               Restructuring charges..............................................              15.8
               Total..............................................................        EURO 164.5
                                                                                          ==========


IMPAIRMENT CHARGES


          In light of adverse market conditions and the Company's efforts to reduce its ongoing operating expenses and capital outlays, in the fourth quarter of 2001 the Company decided to significantly scale-back its operations in Germany and exit the market in the United Kingdom. As a result of its decision, and in light of the adverse conditions in these markets, the Company determined, in accordance with its policy relating to recoverability of long-lived assets, that it was unlikely to recover its investment in these assets (whether by utilizing these assets in its business or through disposition) and thus, that the values of its German and U.K. assets (comprising network property and equipment, including switches, network plant, customer access equipment and operational support systems) were impaired as of December 31, 2001. Accordingly, the Company recorded charges to write-down the carrying values of these assets to their estimated fair market values using a discounted cash flow approach.


          In addition, as a result of its decision to significantly scale-back operations in Germany, the Company had materials and supplies in excess of what it needed in order to complete construction of its networks under its revised business plan. Accordingly, the Company revalued these excess materials and supplies, resulting in the write-down of all these excess materials and supplies to the lower of cost or market value, as of December 31, 2001.

RESTRUCTURING CHARGES

          The restructuring charges relate primarily to severance costs associated with the reductions in the size of the Company's workforce in France, Germany and the United Kingdom during 2001, and charges incurred as a result of lease terminations and the renegotiation of interconnection agreements in connection with the Company's decision to significantly scale-back its operations in Germany and to exit the market in the United Kingdom. The Company anticipates that its restructuring will be completed during the first half of 2002.

          The restructuring charges can be detailed as follows (in thousands):

SUMMARY OF 2001 RESTRUCTURING CHARGES

                                                                                         EUROPE HQ
                                            FRANCE         GERMANY              UK       AND OTHER           TOTAL
                                        ----------      ----------      ----------      ----------      ----------
Severance (1)....................       EURO 1,151      EURO 2,399      EURO   527        EURO 603      EURO 4,680
Facilities and Network(2)........            1,558           5,194             992               -           7,744
Other (3)........................               20             601              50           2,694           3,365
                                        ----------      ----------      ----------      ----------      ----------

                                             2,729           8,194           1,569           3,297          15,789
Paid during 2001.................            1,025           2,251             546           2,228           6,050
                                        ----------      ----------      ----------      ----------      ----------
Accrual balance,
 December 31, 2001...............       EURO 1,704      EURO 5,943      EURO 1,023      EURO 1,069      EURO 9,739
                                        ==========      ==========      ==========      ==========      ==========

----------
     (1) Severance charges relate to estimated termination salaries and benefits in connection with the termination of employees, related outplacement fees and other related benefits.
     (2) Facilities and network charges relate to costs to terminate or renegotiate facilities and equipment leases and interconnection agreements.
     (3) Other charges primarily relate to legal and consulting costs expected to be incurred in connection with the restructuring.

          The following table details the number of employees involved in the restructuring:

                                                                                TOTAL NUMBER OF EMPLOYEES
                                          TOTAL NUMBER OF EMPLOYEES TO          TERMINATED AS OF DECEMBER 31,
                                          BE TERMINATED                         2001
                                          ----------------------------          -----------------------------
          France                                         144                                122
          Germany                                        231                                220
          UK                                              33                                 33
          Europe HQ and other                             21                                 15
                                          ----------------------------      ---------------------------------
          TOTAL                                          429                                390
                                          ============================      =================================




(11) ACQUISITIONS

          On May 31, 2001 CompleTel France acquired 100% of a local network telecommunications operator in France. Effective June 1, 2001, the Company began consolidating the acquired entity. In connection with this transaction, the Company initially recorded EURO 12.4 million as net assets, EURO 5.7 million as long-term liabilities assumed and EURO 6.2 million as goodwill.

(12) QUARTERLY FINANCIAL DATA (UNAUDITED)

                                                                                                  BASIC AND
                                                                                                DILUTED NET
                                                                 OPERATING                         LOSS PER
                                                     REVENUE          LOSS        NET LOSS            SHARE
                                                     -------     ---------        --------      -----------
                                                     (IN THOUSANDS OF EURO, EXCEPT PER SHARE AMOUNTS)
2001
First Quarter.................................        19,656       (32,107)       (40,602)            (0.26)
Second Quarter................................        24,496       (41,944)       (50,520)            (0.32)
Third Quarter.................................        25,770       (38,824)       (25,202)            (0.16)
Fourth Quarter................................        27,987      (204,430)      (182,725)            (1.16)
2000
First Quarter.................................         2,527       (88,334)       (97,701)            (0.77)
Second Quarter................................         5,035       (20,595)       (27,597)            (0.18)
Third Quarter.................................         8,889       (29,229)       (35,913)            (0.23)
Fourth Quarter................................        15,089       (37,613)       (39,277)            (0.16)

(13) SUBSEQUENT EVENTS

SALE OF THE COMPANY'S GERMANY AND U.K. OPERATIONS

          On May 10, 2002, the Company completed the sale of its German operations to a third party. Pursuant to the agreement governing the terms of the sale, the Company transferred to the buyer the entire share capital of CompleTel GmbH, which, until the sale, was an indirect wholly-owned subsidiary of CompleTel Europe. Furthermore, the Company agreed to acquire from CompleTel GmbH certain transmission equipment for EURO 500,000. In addition, the Company agreed to provide the buyer free support billing and financial IT services for a period of up to 12 months after the sale. Following the sale of CompleTel GmbH, the Company no longer operates or generates revenue in Germany. The Company expects to record a loss in connection with this sale in its financial statements for the second quarter of 2002. In connection with the sale of its German operations, the Company entered into reciprocal agreements for terminating traffic, which will allow the Company to service its French customers that currently have, or will develop, operations in Germany.

          On May 15, 2002, the Company completed the sale of its U.K. operations to a third party. Pursuant to the agreement governing the terms of the sale, the Company transferred to the buyer the entire share capital of CompleTel UK Limited, which, until the sale, was an indirect wholly-owned subsidiary of CompleTel Europe. Following the sale of CompleTel U.K. Limited, the Company no longer operates or generates revenue in the United Kingdom. The Company does not expect to recognize a loss or a gain in connection with this sale.

RECAPITALIZATION

          While the Company previously estimated its funding gap (that is, the additional financing required to bring it to cash flow breakeven) to be approximately EURO 60 million to EURO 90 million, in light of (i) the anticipated elimination of interest payments upon the exchange or retirement of the Company's outstanding debt securities pursuant to the recapitalization plan described below, (ii) the cash savings from the sale of the Company's German and UK operations and cost reductions at the Company's European headquarters, and
(iii) the lower cash requirements related to selling, general and administrative expenses and capital expenditures resulting from the Company's restructuring efforts, the Company currently estimates its funding gap to be approximately EURO 30 million. The Company expects that, upon the completion of the recapitalization plan described below, its cash balances, together with the anticipated cash flow from its operations, will be sufficient to fully fund its restructured operations to cash flow breakeven.

          On May 15, 2002, the Company signed an agreement in support of a recapitalization plan (the "Recapitalization") with an ad hoc committee of holders of its 14% senior discount notes due 2009 and 14% senior notes due 2010 (collectively, the "Notes"), constituting over 75% of the Company's outstanding Notes, and with Meritage Private Equity Funds ("Meritage") and DeGeorge Telcom Holdings ("DeGeorge Telcom"), two of the Company's principal shareholders. The Recapitalization will involve a debt for equity swap in respect of the outstanding Notes, the return to the holders of the senior notes due 2010 of the outstanding balance in the escrow account established to provide funds for interest payments on these senior notes, and an equity investment in the aggregate of at least EURO 39.9 million.

          The Company intends to effect the Recapitalization by means of a voluntary pre-arranged Netherlands composition proceeding known as an AKKOORD. To avail itself of this proceeding, CompleTel Europe would file with the Dutch courts for protection from its creditors, which consist almost entirely of holders of its Notes. At the same time, it would submit to the Dutch courts a composition plan whereby the holders of the Notes would receive convertible preferred B shares (the "Convertible Preferred B Shares") and ordinary shares representing approximately 41.5% of the Company's share capital that would be outstanding at the close of the Recapitalization (on an as-converted basis, that is, assuming the conversion of all of the Preferred Shares into Ordinary Shares). This composition plan, which is subject to the support of the holders of at least 75% of the Notes and the sanction of the Dutch courts, would be binding on all the Noteholders, and would effectively eliminate CompleTel Europe's outstanding indebtedness while permitting its operating subsidiaries to continue operations without disruption. The Company believes it has obtained the level of commitments from the holders of its Notes that would be required by The Netherlands courts to approve the composition plan and the retirement of all of its outstanding Notes.

          The Recapitalization includes an equity investment of an aggregate of EURO 30 million by Meritage and DeGeorge Telcom in return for the issuance of convertible preferred A shares (the "Convertible Preferred A Shares") and ordinary shares representing approximately 40.6% of the share capital (on an as-converted basis). In addition, certain of the holders of the senior notes due 2010 have committed to make an equity investment of approximately EURO 9.9 million (reflecting a portion of the escrow funds to be released to these holders) in return for the issuance of Convertible Preferred A Shares and ordinary shares representing approximately 14.6% of the share capital (on an as-converted basis).

          In accordance with their respective terms, in the event of a liquidation of CompleTel Europe, the Preferred A Shares will rank senior to the Preferred B Shares, which, will rank senior to CompleTel Europe's ordinary shares. In addition, upon liquidation, the Preferred A Shares and Preferred B Shares will be entitled to receive, prior to any distribution in respect of the ordinary shares, an amount in cash equal to EURO 0.03 per share (or EURO 2,010.00 per share after giving effect to the Company's proposed reverse share splits).

          Post-Recapitalization, the Noteholders, Meritage and DeGeorge Telcom would own, in the aggregate, 97.4% of the Company's share capital (on an as-converted basis), with the remaining shares (representing 2.6% of the Company's share capital) held by the Company's currently existing shareholders (other than Meritage and DeGeorge Telcom). Furthermore, post-Recapitalization, the Company's Supervisory Board would be reconstituted as a six-member board, comprising two designees of the holders of the Convertible Preferred A Shares, two designees of the holders of the Convertible Preferred B Shares, and two independent directors mutually acceptable to the Noteholders and to Meritage and DeGeorge Telcom.

          The completion of the Recapitalization, which is expected during the third quarter of 2002, is subject to, among other things, the approval of a share capital increase by the Company's existing shareholders, the closure or sale of the Company's operations outside of France, and other customary conditions. The Company believes that it has obtained the required level of commitments from its existing shareholders to vote in favor of the capital increase and other required actions.

          The Company's Supervisory and Management Boards voted unanimously to approve the Recapitalization. The Company expects that, upon the completion of the Recapitalization, its cash balances, together with the anticipated cash flow from its operations, will provide it with sufficient capital to fully fund its restructured operations to cash flow breakeven.

          There is no assurance that the Company will be able to effect the Recapitalization, or that the Company will be able secure alternative sources of financing if the Recapitalization is not consummated. If the Company fails to effect the Recapitalization, or to obtain sufficient alternative financing, it will effectively cease to be able to conduct its business. Given its funding position, the Company believes that if the Recapitalization is not realized, there would be a substantial doubt regarding its ability to continue as a going concern.

                     COMPLETEL EUROPE N.V. AND SUBSIDIARIES
                     CONSOLIDATED BALANCE SHEETS (UNAUDITED)
        (STATED IN THOUSANDS OF EURO, EXCEPT SHARE AND PER SHARE AMOUNTS)


                                                                                                 MARCH 31,       DECEMBER 31,
                                                                                                      2002               2001
                                                                                              ------------       ------------
                                        ASSETS
CURRENT ASSETS:
  Cash and cash equivalents.............................................................      EURO  56,166       EURO  81,613
  Short-term investments, restricted....................................................            16,863             16,694
  Accounts receivable, net of allowance for doubtful receivables of EURO 2,670 and
   EURO 2,330, respectively.............................................................            21,347             18,357
  Affiliate receivables.................................................................               134              2,121
  VAT receivables.......................................................................            15,807             24,472
  Prepaid expenses and other current assets.............................................             9,705             11,494
                                                                                              ------------       ------------
          Total current assets..........................................................           120,022            154,751
                                                                                              ------------       ------------

NON-CURRENT ASSETS:
  Property and equipment, net...........................................................           276,255            277,807
  Licenses, net of accumulated
    amortization of EURO 267 and EURO 335, respectively.................................             1,292              2,104
  Goodwill..............................................................................             5,793              5,793
  Deferred financing costs, net.........................................................             7,308              7,525
  Non-current investments, restricted...................................................             8,172              8,085
  Other non-current assets..............................................................             2,769              2,525
                                                                                              ------------       ------------
          Total non-current assets......................................................           301,589            303,839
                                                                                              ------------       ------------

TOTAL ASSETS............................................................................      EURO 421,611       EURO 458,590
                                                                                              ============       ============

                           LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
  Network vendor payables...............................................................      EURO  23,300       EURO  37,356
  Accrued liabilities...................................................................            17,807             11,640
  Accrued payroll.......................................................................             8,849             10,256
  Trade accounts payable................................................................            44,656             48,294
  Affiliate payables....................................................................                 -              1,393
                                                                                              ------------       ------------
          Total current liabilities.....................................................            94,612            108,939
                                                                                              ------------       ------------

LONG-TERM DEBT..........................................................................           232,350            227,735

COMMITMENTS AND CONTINGENCIES (Note 6)

SHAREHOLDERS' EQUITY:
   Ordinary shares, nominal value EURO .10 per share, 383,332,650 shares authorized; 160,555,222 shares issued and outstanding at March
        31, 2002 and December 31, 2001, respectively....................................            16,055             16,055
   Additional paid-in capital...........................................................           688,575            690,093
   Deferred compensation................................................................            (9,222)           (11,192)
   Other cumulative comprehensive loss..................................................             1,060                747
   Accumulated deficit..................................................................          (586,266)          (558,234)
   Treasury stock, at cost (Note 3).....................................................           (15,553)           (15,553)
                                                                                              ------------       ------------
TOTAL SHAREHOLDERS' EQUITY..............................................................            94,649            121,916
                                                                                              ------------       ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY..............................................      EURO 421,611       EURO 458,590
                                                                                              ============       ============


   The accompanying notes are an integral part of these unaudited consolidated balance sheets.

                     COMPLETEL EUROPE N.V. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (UNAUDITED) (STATED IN THOUSANDS OF EURO,
                       EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                      THREE MONTHS ENDED           THREE MONTHS ENDED
                                                                        MARCH 31, 2002               MARCH 31, 2001
                                                                     --------------------         --------------------
EVENUE.....................................................          EURO          29,126         EURO          19,656

OPERATING EXPENSES:
   Network costs, excluding depreciation...................                        20,484                       18,691
   Selling, general and administrative (excluding non-
   cash compensation)......................................                        18,439                       25,297
   Non-cash compensation ..................................                           451                       (1,731)
   Depreciation and amortization...........................                         8,849                        9,506
   Restructuring, impairment and other charges.............                         1,871                            -
                                                                     --------------------         --------------------
         Total operating expenses..........................                        50,094                       51,763
                                                                     --------------------         --------------------

OPERATING LOSS.............................................                       (20,968)                     (32,107)
                                                                     --------------------         --------------------

OTHER INCOME (EXPENSE):
   Interest income.........................................                           574                        5,398
   Interest expense, net of capitalized interest...........                        (7,457)                      (8,345)
   Foreign exchange loss and other expense.................                          (181)                      (5,548)
                                                                     --------------------         --------------------
         Total other income (expense)......................                        (7,064)                      (8,495)

                                                                     --------------------         --------------------
NET LOSS                                                             EURO         (28,032)        EURO         (40,602)
                                                                     ====================         ====================

BASIC AND DILUTED LOSS PER ORDINARY SHARE..................          EURO           (0.18)        EURO           (0.26)
                                                                     ====================         ====================

WEIGHTED AVERAGE NUMBER OF ORDINARY
       SHARES OUTSTANDING..................................                   157,419,330                  157,413,763
                                                                     ====================         ====================

         The accompanying notes are an integral part of these unaudited consolidated financial statements.

                     COMPLETEL EUROPE N.V. AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (UNAUDITED)
               (STATED IN THOUSANDS OF EURO, EXCEPT SHARE AMOUNTS)

                                                                     ORDINARY SHARES            ADDITIONAL
                                                           --------------------------------      PAID-IN          DEFERRED
                                                               NUMBER            AMOUNT          CAPITAL       COMPENSATION
                                                           ---------------   --------------   --------------  -----------------
BALANCE, January 1, 2002...........................            160,555,222   EURO    16,055   EURO   690,093  EURO      (11,192)

 Deemed contributions by LLC related to allocation
   of non-cash compensation charges................                      -                -           (1,518)               830
 Amortization of deferred compensation.............                      -                -                -              1,140
 Cumulative translation adjustment ................                      -                -                -                  -
 Net loss..........................................                      -                -                -                  -
                                                           ---------------   --------------   --------------  -----------------
BALANCE, March 31, 2002............................            160,555,222   EURO    16,055   EURO   688,575  EURO       (9,222)
                                                           ===============   ==============   ==============  =================

                                                                OTHER
                                                              CUMULATIVE
                                                            COMPREHENSIVE      ACCUMULATED
                                                                 LOSS            DEFICIT
                                                           ---------------   --------------
BALANCE, January 1, 2002...........................        EURO        747   EURO  (558,234)

 Deemed contributions by LLC related to allocation
   of non-cash compensation charges................                      -                -
 Amortization of deferred compensation.............                      -                -
 Cumulative translation adjustment ................                    313                -
 Net loss..........................................                      -          (28,032)
                                                           ---------------   --------------
BALANCE, March 31, 2002............................        EURO      1,060   EURO  (586,266)
                                                           ===============   ==============

                                                                                     TOTAL
                                                          TREASURY STOCK AT      COMPREHENSIVE
                                                          COST (NOTE 3)              LOSS              TOTAL
                                                          -----------------     ---------------    -------------
BALANCE, January 1, 2002...........................        EURO    (15,553)     EURO   (299,321)   EURO  121,916
                                                                                ===============
 Deemed contributions by LLC related to allocation
   of non-cash compensation charges................                      -                    -             (688)
 Amortization of deferred compensation.............                      -                    -            1,140
 Cumulative translation adjustment ................                      -                  313              313
 Net loss..........................................                      -              (28,032)         (28,032)
                                                           ---------------      ---------------    -------------
BALANCE, March 31, 2002............................        EURO    (15,553)     EURO    (27,719)   EURO   94,649
                                                           ===============      ===============    =============

         The accompanying notes are an integral part of these unaudited consolidated financial statements.

                     COMPLETEL EUROPE N.V. AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
                          (STATED IN THOUSANDS OF EURO)

                                                                THREE MONTHS ENDED          THREE MONTHS ENDED
                                                                  MARCH 31, 2002              MARCH 31, 2001
                                                                ------------------          ------------------
 OPERATING ACTIVITIES:
   Net loss........................................             EURO       (28,032)         EURO       (40,602)
   Adjustments to reconcile net loss to net cash
    flows provided by operating activities:
     Depreciation and amortization.................                          8,849                       9,506
     Non-cash compensation.........................                            451                      (1,731)
     Restructuring, impairment and other charges...                          1,871                           -
     Accretion of senior discount notes............                          3,727                       3,153
     Amortization of deferred financing costs......                            217                         447
     Foreign exchange loss.........................                          1,033                       5,070
     Changes in operating assets and liabilities:
       Increase in accounts receivable.............                         (2,990)                     (3,487)
        Decrease in prepaid expenses,
         VAT receivables and other current assets..                         10,454                      13,674
       Decrease (increase) in other non-current
         assets....................................                           (244)                        265
       Increase in accrued liabilities and trade
         accounts Payable..........................                          1,122                       5,665
       Change in net affiliate payables/
         Receivables...............................                            594                      (1,602)
                                                                ------------------          ------------------

       Net cash flows used in operating activities.                         (2,948)                     (9,642)
                                                                ------------------          ------------------

 INVESTING ACTIVITIES:
   Expenditures for property and equipment.........                         (8,458)                    (56,926)
   Decrease in network vendor payables.............                        (14,056)                     (2,404)
                                                                ------------------          ------------------
        Net cash flows used in investing activities                        (22,514)                    (59,330)
                                                                ------------------          ------------------

 FINANCING ACTIVITIES:
   Proceeds from exercise of stock options.........                              -                          17
   Deferred financing costs........................                              -                        (479)
                                                                ------------------          ------------------
        Net cash flows provided by financing
           activities..............................                              -                        (462)
                                                                ------------------          ------------------

   Effect of exchange rates on cash................                             15                         259
                                                                ------------------          ------------------

NET INCREASE (DECREASE) IN CASH AND CASH
   EQUIVALENTS.....................................                        (25,447)                    (69,175)

CASH AND CASH EQUIVALENTS, beginning of period.....                         81,613                     361,698
                                                                ------------------          ------------------

CASH AND CASH EQUIVALENTS, end of period...........             EURO        56,166          EURO       292,523
                                                                ==================          ==================

SUPPLEMENTAL CASH FLOW DISCLOSURES:
     Cash paid for interest........................             EURO             -          EURO             -
     Cash paid for taxes...........................             EURO             -          EURO             -

         The accompanying notes are an integral part of these unaudited consolidated financial statements.

                     COMPLETEL EUROPE N.V. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(1) ORGANIZATION AND NATURE OF OPERATIONS

          CompleTel Europe N.V. ("CompleTel Europe") (together with its wholly-owned subsidiaries, the "Company") is a Dutch holding company incorporated on December 14, 1998. The Company is a facilities-based operator of a technologically advanced, high-capacity, fiber optic communications infrastructure. A facilities-based operator uses mainly its own telecommunications facilities to provide services, in contrast with non-facilities-based resellers who purchase the services of other providers and then retail the services to customers.

          The Company provides telecommunications and Internet-related services to business and government end-users, carriers and Internet service providers in targeted metropolitan areas, with a focus on network deployment in France. It delivers these services primarily to connected, on-net customers over its fiber optic metropolitan area networks, or MANs. The Company has MANs in nine cities in France, including Paris, Lyon, Marseille, Lille, Grenoble, Toulouse, Nice, Nantes and Strasbourg. The construction of the Company's MANs was completed during the last quarter of 2001. The Company's MANs are connected by its leased inter-city network.

          Since its inception, the Company has generated operating losses and negative cash flow from its operating activities. The Company expects to continue to experience operating losses and negative cash flows from operations until it establishes a sufficient revenue-generating customer base. While the Company is experiencing growth in its core retail activity in France, and believes that this trend will continue, during 2001 and beginning of 2002, it observed signs of general weakness in the European markets for carrier, dial-up Internet access and Internet data center services. In light of these adverse market conditions, the Company has implemented reorganization and restructuring measures in order to adjust its operations to foreseeable market conditions, reducing ongoing operating expenses and capital outlays. In particular, the Company has implemented a major downsizing of its German operations in view of the slowdown in German telecommunications markets (particularly in the carrier and ISP segments). Furthermore, in April 2002, in connection with its planned recapitalization as described below, the Company decided to sell its entire German operations, which sale was completed in early May 2002 (see Note 10). In addition, faced with a significant downturn in the web hosting market, linked to the collapse of the ".com" market and installed hosting overcapacity in Europe, the Company has decided to scale down the Internet data centers operations it has launched in France, Germany and the United Kingdom. In France the Company has decided to integrate these activities with its retail businesses, while in Germany and the United Kingdom, the Company has exited these markets by selling its operations in these countries (see Note 10).

          While the Company previously estimated its funding gap (that is, the additional financing required to bring it to cash flow breakeven) to be approximately EURO 60 million to

EURO 90 million, in light of (i) the anticipated elimination of interest payments upon the exchange or retirement of the Company's outstanding debt securities pursuant to the recapitalization plan described below, (ii) the cash savings from the sale of the Company's German and UK operations and cost reductions at the Company's European headquarters, and (iii) the lower cash requirements related to selling, general and administrative expenses and capital expenditures resulting from the Company's restructuring efforts, the Company currently estimates its funding gap to be approximately EURO 30 million. The Company expects that, upon the completion of the recapitalization plan described below, its cash balances, together with the anticipated cash flow from its operations, will be sufficient to fully fund its restructured operations to cash flow breakeven.

          On May 15, 2002, the Company signed an agreement in support of a recapitalization plan (the "Recapitalization") with an ad hoc committee of holders of its 14% senior discount notes due 2009 and 14% senior notes due 2010 (collectively, the "Notes"), constituting over 75% of the Company's outstanding Notes, and with Meritage Private Equity Funds ("Meritage") and DeGeorge Telcom Holdings ("DeGeorge Telcom"), two of the Company's principal shareholders. The Recapitalization will involve a debt for equity swap in respect of the outstanding Notes, the return to the holders of the senior notes due 2010 of the outstanding balance in the escrow account established to provide funds for interest payments on these senior notes, and an equity investment in the aggregate of at least EURO 39.9 million.

          The Company intends to effect the Recapitalization by means of a voluntary pre-arranged Netherlands composition proceeding known as an AKKOORD. To avail itself of this proceeding, CompleTel Europe would file with the Dutch courts for protection from its creditors, which consist almost entirely of holders of its Notes. At the same time, it would submit to the Dutch courts a composition plan whereby the holders of the Notes would receive convertible preferred B shares (the "Convertible Preferred B Shares") and ordinary shares representing approximately 41.5% of the Company's share capital that would be outstanding at the close of the Recapitalization (on an as-converted basis, that is, assuming the conversion of all of the Preferred Shares into Ordinary Shares). This composition plan, which is subject to the support of the holders of at least 75% of the Notes and the sanction of the Dutch courts, would be binding on all the Noteholders, and would effectively eliminate CompleTel Europe's outstanding indebtedness while permitting its operating subsidiaries to continue operations without disruption. The Company believes it has obtained the level of commitments from the holders of its Notes that would be required by The Netherlands courts to approve the composition plan and the retirement of all of its outstanding Notes.

          The Recapitalization includes an equity investment of an aggregate of EURO 30 million by Meritage and DeGeorge Telcom in return for the issuance of convertible preferred A shares (the "Convertible Preferred A Shares") and ordinary shares representing approximately 40.6% of the share capital (on an as-converted basis). In addition, certain of the holders of the senior notes due 2010 have committed to make an equity investment of approximately EURO 9.9 million (reflecting a portion of the escrow funds to be released to these holders) in return for the issuance of Convertible Preferred A Shares and ordinary shares representing approximately 14.6% of the share capital (on an as-converted basis).

          In accordance with their respective terms, in the event of a liquidation of CompleTel Europe, the Preferred A Shares will rank senior to the Preferred B Shares, which, will rank senior to CompleTel Europe's ordinary shares. In addition, upon liquidation, the Preferred A Shares and Preferred B Shares will be entitled to receive, prior to any distribution in respect of the ordinary shares, an amount in cash equal to EURO 0.03 per share (or EURO 2,010.00 per share after giving effect to the Company's proposed reverse share splits).

          Post-Recapitalization, the Noteholders, Meritage and DeGeorge Telcom would own, in the aggregate, 97.4% of the Company's share capital (on an as-converted basis), with the remaining shares (representing 2.6% of the Company's share capital) held by the Company's currently existing shareholders (other than Meritage and DeGeorge Telcom). Furthermore, post-Recapitalization, the Company's Supervisory Board would be reconstituted as a six-member board, comprising two designees of the holders of the Convertible Preferred A Shares, two designees of the holders of the Convertible Preferred B Shares, and two independent directors mutually acceptable to the Noteholders and to Meritage and DeGeorge Telcom.

          The completion of the Recapitalization, which is expected during the third quarter of 2002, is subject to, among other things, the approval of a share capital increase by the Company's existing shareholders, the closure or sale of the Company's operations outside of France, and other customary conditions. The Company believes that it has obtained the required level of commitments from its existing shareholders to vote in favor of the capital increase and other required actions.

          The Company's Supervisory and Management Boards voted unanimously to approve the Recapitalization. The Company expects that, upon the completion of the Recapitalization, its cash balances, together with the anticipated cash flow from its operations, will provide it with sufficient capital to fully fund its restructured operations to cash flow breakeven.

          There is no assurance that the Company will be able to effect the Recapitalization, or that the Company will be able secure alternative sources of financing if the Recapitalization is not consummated. If the Company fails to effect the Recapitalization, or to obtain sufficient alternative financing, it will effectively cease to be able to conduct its business. Given its funding position, the Company believes that if the Recapitalization is not realized, there would be a substantial doubt regarding its ability to continue as a going concern.

          (2) BASIS OF PRESENTATION

          The accompanying interim unaudited consolidated financial statements have been prepared in accordance with United States generally accepted accounting principles ("U.S. GAAP") for interim financial information and are in the form prescribed by the Securities and Exchange Commission. Accordingly, they do not include all of the information and footnotes required by U.S. GAAP for complete financial statements. The interim unaudited consolidated financial statements should be read in conjunction with the unaudited financial statements of the Company as of and for the year ended December 31, 2001. In the opinion of management, all adjustments (consisting only of normal recurring adjustments) considered necessary for a fair presentation have been included. Operating results for the three month period ended March 31, 2002 are not necessarily indicative of the results that may be expected for the year ending December 31, 2002. Certain amounts for prior periods have been reclassified to conform to the current period presentation.

          The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

(3) PROPERTY AND EQUIPMENT

          Property and equipment includes network equipment, office furniture and equipment, computer equipment and software, leasehold improvements, buildings and construction in progress. These assets are stated at historical cost and are being depreciated when ready for their intended use on a straight-line basis over their estimated useful lives:

          Property and equipment consisted of the following (in thousands):

                                                                                  MARCH 31,       DECEMBER 31,
                                                                                    2002              2001
                                                                                ------------      ------------
Network equipment.............................................................  EURO 280,630      EURO 276,206
Office furniture and equipment................................................         3,757             3,602
Computer equipment and software...............................................         7,143             7,152
Leasehold improvements........................................................         4,165             4,096
Materials and supplies .......................................................         5,525             5,525
Buildings.....................................................................           205               205
                                                                                ------------      ------------

Property and equipment, in service............................................       301,425           296,786
Less: accumulated depreciation................................................       (60,462)          (49,573)
                                                                                ------------      ------------

Property and equipment, in service, net.......................................       240,963           247,213
Construction in progress......................................................        35,292            30,594
                                                                                ------------      ------------

Property and equipment, net...................................................  EURO 276,255      EURO 277,807
                                                                                ============      ============

          The Company capitalized approximately EURO 0.9 million and EURO 3.5 million of interest for the three months ended March 31, 2002 and 2001, respectively.

          Expenditures for maintenance and repairs are expensed as incurred.

(4) RELATED PARTY TRANSACTIONS

EMPLOYEE LOANS

          In December 2000, the Company loaned William Pearson, its then President and Chief Executive Officer, the principal amount of U.S.$1.5 million. The principal amount, together with accumulated interest at the annual rate of 7% was secured by a pledge of 958,000 of Mr. Pearson's ordinary shares in the Company and was originally scheduled to be due and payable on the earlier of December 31, 2001, or 180 days after any termination of employment. Effective as of December 11, 2001, the maturity date for this loan was extended to December 31, 2002, or 180 days after any termination of employment. As a result of Mr. Pearson's resignation on February 22, 2002, the loan is currently due and payable on August 19, 2002. However, Mr. Pearson has indicated that he is unable to repay the full amount owed and has asserted that the loan was made to him solely with recourse to the collateral. Accordingly, as a result of the current fair market value of the collateral, reflecting the anticipated dilution to the currently outstanding ordinary shares as part of the Company's planned Recapitalization (see Note 1), the Company has recorded a EURO 1.9 million reserve for the full loan amount and accrued interest. The Company intends to fully pursue the collection of this loan when it becomes due.


          In April 2001, the Company granted Timothy Samples, its then Chief Executive Officer ("CEO"), an incentive bonus, which was structured as a Loan Agreement, pursuant to which the Company made a EURO 865,000 forgivable loan to the CEO. The loan accrued interest at 6%, compounded quarterly, and became due February 28, 2002. In accordance with its terms, the repayment of the loan (including interest and reimbursement of associated tax liabilities) has been forgiven by the Company, as the CEO was still employed by the Company. The charge related to the forgiveness of this loan has been included in selling, general and administrative expense in the accompanying 2001 statement of operations.


(5) INDEBTEDNESS

          Long-term debt consists of the following (in thousands):


                                                                                         MARCH 31         DECEMBER 31
                                                                                           2002              2001
                                                                                       ------------      ------------
      14% Senior Discount Notes, face amount $120.5 million, due 2009, effective interest rate of 15.1%, converted to euro at March 31, 2002 and
          December 31, 2001 at exchange rates of 0.8702 and 0.8901,
          respectively...........................................................      EURO 104,093      EURO  99,333
      14% Senior Notes, due 2010.................................................           121,870           121,870
      Other long-term debt.......................................................             6,387             6,532
                                                                                       ------------      ------------
                                                                                       EURO 232,350      EURO 227,735
                                                                                       ============      ============

(6) COMMITMENTS AND CONTINGENCIES

LEGAL PROCEEDINGS

          The syndicate of co-owners of a building in which CompleTel France installed certain telecommunications equipment, brought an action against the Company before the Tribunal de Grande Instance of Paris alleging that the equipment was installed without obtaining the necessary authorizations and caused disturbances in the building. On May 11, 2001, the tribunal issued a decision, following a preliminary injunction hearing (a) ordering the Company to restore the premises to their original state, and (b) appointing an expert with the mandate of determining the liability, if any, the damages sustained, if any, and the work which the Company may have to undertake with respect to the equipment to cease the disturbances. The Company appealed against this decision and the proceeding is currently in progress. The Company is also involved in discussions to settle this matter out of court, but there can be no assurance that the Company will be able to reach a settlement. If the negotiations to settle out of court are unsuccessful, the Company may be required to move the equipment and may be required to do so in a short period of time. In such an event, the Company could suffer disturbances to its network, which could have an impact on its activities. Although at this stage, the Company is not in a position to predict the outcome of the negotiations, the Company estimates that the costs of either moving the equipment or settling this dispute would not have a material adverse effect on its financial condition or results of operations.

          The Company is not party to any other pending legal proceedings that it believes would, individually or in the aggregate, have a material adverse effect on its financial condition or results of operations.

(7) SEGMENT REPORTING

          Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information" ("SFAS 131"), establishes standards for the way that public business enterprises report information about operating segments in annual financial statements and requires that those enterprises report selected information about operating segments in interim financial reports issued to shareholders. Operating segments are components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance.



          Historically, management has evaluated the Company's development efforts according to the geographic location of its markets. The key operating performance measures used by management in this evaluation include revenue growth and a measure the Company refers to as "Adjusted EBITDA." In calculating Adjusted EBITDA, the Company excludes (in addition to interest, taxes, depreciation and amortization) non-cash compensation charges and foreign exchange loss and other expenses, including restructuring, impairment and other charges, as well as other non-recurring operating expenses. The Company believes that Adjusted EBITDA provides both management and investors with a measure of operating results that is unaffected by the financing and accounting effects of gains and losses that are either of a non-recurring nature or are not closely related to the performance of its core business.


          Adjusted EBITDA is not derived pursuant to generally accepted accounting principles and therefore should not be considered as an alternative to operating income (loss), as an alternative to cash flows from operating activities, or as a measure of liquidity. Furthermore, the Company is not aware of any uniform standards for determining Adjusted EBITDA. Presentations of Adjusted EBITDA may not be calculated consistently by different companies in the same or similar businesses. As a result, the Company's reported Adjusted EBITDA may not be comparable to similarly titled measures used by other companies.

          Certain financial information reflecting the Company's development efforts by geographic location is presented below (in thousands).

          As of and for the three months ended March 31, 2002:


                                                                                                          COMPLETEL
                                                                COMPLETEL     COMPLETEL     COMPLETEL    EUROPE AND
                                                                   FRANCE       GERMANY            UK         OTHER         TOTAL
                                                                ---------     ---------     ---------    ----------      --------
   Revenue:
     Retail..............................................          14,972         3,105             -             -        18,077
     Carrier.............................................           3,590         1,822             -             -         5,412
     ISP.................................................           3,787           193             -             -         3,980
     Hosting.............................................             602           184           871             -         1,657
                                                                ---------     ---------     ---------    ----------      --------
       Total revenue.....................................          22,951         5,304           871             -        29,126
   Adjusted EBITDA.......................................          (4,034)         (993)         (809)       (3,961)       (9,797)
       Depreciation and amortization.....................                                                                  (8,797)
       Interest expense, net of interest income..........                                                                  (6,883)
       Foreign exchange loss and other expense...........                                                                    (181)
       Non-cash compensation charges.....................                                                                    (451)
      Restructuring, impairment and other
       charges...........................................                                                                  (1,871)
      Loss before extraordinary item and cumulative
          effect of change in accounting principle.......         (16,512)       (3,966)       (2,025)       (5,259)      (28,032)
   Total long-lived assets, net..........................         238,375        21,084             -        23,881       283,340
   Total assets..........................................         286,261        27,916         2,518       104,916       421,611
   Expenditures for long-lived
      Assets.............................................           8,215          (405)            -           648         8,458


          As of and for the three months ended March 31, 2001:


                                                                                                         COMPLETEL
                                                               COMPLETEL    COMPLETEL     COMPLETEL     EUROPE AND
                                                                  FRANCE      GERMANY            UK          OTHER        TOTAL
                                                               ---------    ---------     ---------     ----------      -------
   Revenue:
     Retail.............................................           6,609        1,159             -              -        7,768
     Carrier............................................           1,822          973             -              -        2,795
     ISP................................................           6,824          103             -              -        6,927
     Hosting............................................             348          574         1,244              -        2,166
                                                               ---------    ---------     ---------     ----------      -------
       Total revenue....................................          15,603        2,809         1,244              -       19,656
   Adjusted EBITDA......................................          (8,987)      (7,484)       (2,541)        (5,320)     (24,332)
       Depreciation and amortization....................                                                                 (9,506)
       Interest expense, net of interest income.........                                                                 (2,947)
       Foreign exchange loss and other expense..........                                                                 (5,548)
       Non-cash compensation charges....................                                                                  1,731
   Loss before extraordinary item and cumulative effect
      of change in accounting principle.................         (25,252)     (17,366)       (3,310)         5,326      (40,602)
   Total long-lived assets, net.........................         180,266      144,265        13,006         15,364      352,901
   Total assets.........................................         224,435      156,079        18,568        393,693      792,775
   Expenditures for long-lived
        Assets..........................................          29,105       20,338         3,487          3,996       56,926

(8) RESTRUCTURING, IMPAIRMENT AND OTHER CHARGES


          In connection with the Company's restructuring efforts during the second half of 2001, the Company recognized approximately EURO 164.5 million in restructuring, impairment and other charges.


          These charges consist of the following (in millions):


               Write-down of German and United Kingdom assets.......................      EURO 142.7
               Write-down of materials and supplies.................................             6.0
               Restructuring charges................................................            15.8
               Total................................................................      EURO 164.5
                                                                                          ==========


IMPAIRMENT CHARGES


          In light of adverse market conditions and the Company's efforts to reduce its ongoing operating expenses and capital outlays, in the fourth quarter of 2001 the Company decided to significantly scale-back its operations in Germany and exit the market in the United Kingdom. As a result of its decision, and in light of the adverse conditions in these markets, the Company determined, in accordance with its policy relating to recoverability of long-lived assets, that it was unlikely to recover its investment in these assets (whether by utilizing these assets in its business or through disposition) and thus, that the values of its German and U.K. assets (comprising network property and equipment, including switches, network plant, customer access equipment and operational support systems) were impaired as of December 31, 2001. Accordingly, the Company recorded charges to write-down the carrying values of these assets to their estimated fair market values using a discounted cash flow approach.


          In addition, as a result of its decision to significantly scale-back operations in Germany, the Company had materials and supplies in excess of what it needed in order to complete construction of its networks under its revised business plan. Accordingly, the Company revalued these excess materials and supplies, resulting in the write-down of all these excess materials and supplies to the lower of cost or market value, as of December 31, 2001.

RESTRUCTURING CHARGES

          The restructuring charges relate primarily to severance costs associated with the reductions in the size of the Company's workforce in France, Germany and the United Kingdom during 2001, and charges incurred as a result of lease terminations and the renegotiation of interconnection agreements in connection with the Company's decision to significantly scale-back its operations in Germany and to exit the market in the United Kingdom. The Company expects its restructuring to be completed during the first half of 2002.

          The restructuring charges can be detailed as follows (in thousands):

SUMMARY OF RESTRUCTURING CHARGES

                                                                                         EUROPE HQ
                                          FRANCE          GERMANY            UK          AND OTHER        TOTAL
                                        ----------      ----------        --------       ---------      ----------
Severance(1)....................        EURO 1,151      EURO 2,399        EURO 527        EURO 603      EURO 4,680
Facilities and Network(2).......             1,558           5,194             992               -           7,744
Other(3)........................                20             601              50           2,694           3,365
                                        ----------      ----------        --------        --------      ----------
                                             2,729           8,194           1,569           3,297          15,789
Paid through March 31, 2002.....             1,994           4,736           1,094           2,518          10,342
                                        ----------      ----------        --------        --------      ----------

Accrual balance,
 March 31, 2002.................        EURO  735       EURO 3,458        EURO 475        EURO 779      EURO 5,447
                                        ==========      ==========        ========        ========      =========

----------
     (1) Severance charges relate to estimated termination salaries and benefits in connection with the termination of employees, related outplacement fees and other related benefits.
     (2) Facilities and network charges relate to costs to terminate or renegotiate facilities and equipment leases and interconnection agreements.
     (3) Other charges primarily relate to legal and consulting costs expected to be incurred in connection with the restructuring.

OTHER CHARGES


          Other charges of EURO 1.9 million are related to a reserve made in connection with the decrease in value of the collateral for a loan extended by the Company to William Pearson, its former President and Chief Executive Officer, as described in Note 4.


(9) NEW ACCOUNTING STANDARDS


          In June 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations" ("SFAS 141") and SFAS No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"). SFAS 141 requires the use of the purchase method of accounting for all business combinations initiated after June 30, 2001. SFAS 142 requires intangible assets to be recognized if they arise from contractual or legal rights or are "separable", i.e., it is feasible that they may be sold, transferred, licensed, rented, exchanged or pledged. As a result, it is likely that more intangible assets will be recognized under SFAS 142 than its predecessor, APB Opinion No. 16, although in some instances previously recognized intangibles will be subsumed into goodwill.


          Under SFAS 142, goodwill will no longer be amortized on a straight-line basis over its estimated useful life, but will be tested for impairment on an annual basis and whenever indicators of impairment arise. The goodwill impairment test, which is based on fair value, is to be performed on a reporting unit level. A reporting unit is defined as a SFAS No. 131 (see Note 7) operating segment or one level lower. Goodwill will no longer be allocated to other long-lived assets for impairment testing under SFAS No. 121, "Accounting for the

Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of." Additionally, goodwill on equity method investments will no longer be amortized; however, it will continue to be tested for impairment in accordance with APB Opinion No. 18, "The Equity Method of Accounting for Investments in Common Stock." Under SFAS 142, intangible assets with indefinite lives will not be amortized. Instead, they will be carried at the lower of cost or market value and be tested for impairment at least annually. All other recognized intangible assets will continue to be amortized over their estimated useful lives.

          The Company adopted SFAS 141 and 142 effective January 1, 2002. Accordingly, the Company discontinued amortizing its remaining balance of goodwill of approximately EURO 5.8 million effective January 1, 2002. The Company does not anticipate that the adoption of these statements will have a material impact on its results of operations, its financial position or its cash flows.


          The goodwill amortization expense and net loss of the Company for the three months ended March 31, 2002 and 2001 are as follows (in thousands):



                                                               THREE MONTHS ENDED MARCH 31,
                                                        ------------------------------------------
                                                                    2002                      2001
                                                        ------------------------------------------
Reported net loss                                                (28,032)                  (40,602)
  Add back: goodwill amortization....................                  -                        81
                                                        ----------------           ---------------
Adjusted net loss ...................................            (28,032)                  (40,521)
                                                        ================           ===============

Reported net loss per share..........................              (0.18)                    (0.26)
                                                        ----------------           ---------------
Adjusted net loss per share..........................              (0.18)                    (0.26)
                                                        ================           ===============


          The carrying amount of the Company's licenses as of March 31, 2002, was approximately EURO 1.6 million, with corresponding accumulated amortization of approximately EURO 0.3 million. The carrying amount of the Company's goodwill as of March 31, 2002, was approximately EURO 5.8 million.

          In June 2001, the Financial Accounting Standards Board issued SFAS No. 143, "Accounting for Asset Retirement Obligations" ("SFAS 143"). SFAS 143 establishes accounting requirements for retirement of obligations associated with tangible long-lived assets, including (1) the timing of the liability recognition, (2) initial measurement of the liability, (3) allocation of cost to expense, (4) subsequent measurement of the liability, and (5) related financial statement disclosure. SFAS 143 requires that the fair value of the liability for an asset retirement obligation be recognized in the period during which it is incurred, if a reasonable estimate of fair value can be made. The associated asset retirement costs are capitalized as part of the carrying value of the asset and depreciated over life of the associated asset. SFAS 143 requires the Company to measure changes in the liability for an asset retirement obligation due to the passage of time by applying an interest method of allocation to the amount of the liability at the beginning of a reporting period. The interest rate used to measure that change is the credit-adjusted-risk-free rate that existed when the liability was initially measured. Finally, SFAS 143 requires such changes in liability for asset retirement obligations to be recognized as an increase in the carrying amount of the liability and as an expense classified as an operating item in the statement of income. SFAS 143 applies to fiscal years beginning after June 15, 2002. The Company does not anticipate that the adoption of SFAS will have a material impact on its results of operations, its financial position, or its cash flows.

          In August 2001, the Financial Accounting Standards Board issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"). SFAS 144 establishes a single accounting model for long-lived assets to be disposed of by sale consistent with the fundamental provisions of SFAS 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of." While it supersedes APB Opinion 30 "Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions," it retains the presentation of discontinued operations but broadens that presentation to include a component of an entity (rather than a segment of a business). However, discontinued operations are no longer recorded at net realizable value and future operating losses are no longer recognized before they occur. Under SFAS 144 there is no longer a requirement to allocate goodwill to long-lived assets to be tested for impairment. SFAS 144 also establishes a probability weighted cash flow estimation approach to deal with situations in which there is a range of cash flows that may be generated by the asset being tested for impairment. SFAS 144 also establishes criteria for determining when an asset should be treated as held for sale.

          SFAS 144 is effective for fiscal years beginning after December 15, 2001 and interim periods within those fiscal years, with early application encouraged. The provisions of the Statement are generally to be applied prospectively. The Company estimates that adoption of SFAS 144 on January 1, 2002, did not have a material impact on its results of operations, its financial position, or its cash flows.

          In April 2002, the Financial Accounting Standards Board issued SFAS No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections" ("SFAS 145"). SFAS 145 rescinds SFAS 4 "Reporting Gains and Losses from Extinguishment of Debt" and also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings or describe their applicability under changed conditions. SFAS 145 applies to fiscal years beginning after May 15, 2002. The adoption of SFAS 145 did not have a material impact on its results of operations, its financial position, or its cash flows.

(10) SUBSEQUENT EVENTS

SALE OF THE COMPANY'S GERMANY AND U.K. OPERATIONS

          On May 10, 2002, the Company completed the sale of its German operations to a third party. Pursuant to the agreement governing the terms of the sale, the Company transferred to the buyer the entire share capital of CompleTel GmbH, which, until the sale, was an indirect wholly-owned subsidiary of CompleTel Europe. Furthermore, the Company agreed to acquire from CompleTel GmbH certain transmission equipment for EURO 500,000. In addition, the Company agreed to provide the buyer free support billing and financial IT services for a period of up to 12 months after the sale. Following the sale of CompleTel GmbH, the Company no longer operates or generates revenue in Germany. The Company expects to record a loss in connection with this sale in its financial statements for the second quarter of 2002. See
Note 7 for details on the Company's German operations' performance and their relative contribution to the Company's over-all performance. In connection with the sale of its German operations, the Company entered into reciprocal agreements for terminating traffic, which will allow the Company to service its French customers that currently have, or will develop, operations in Germany.

          On May 15, 2002, the Company completed the sale of its U.K. operations to a third party. Pursuant to the agreement governing the terms of the sale, the Company transferred to the buyer the entire share capital of CompleTel UK Limited, which, until the sale, was an indirect wholly-owned subsidiary of CompleTel Europe. Following the sale of CompleTel U.K. Limited, the Company no longer operates or generates revenue in the United Kingdom. See Note 7 for details on the Company's U.K. operations' performance and their relative contribution to the Company's over-all performance. The Company does not expect to recognize a loss or a gain in connection with this sale.

                     COMPLETEL EUROPE N.V. AND SUBSIDIARIES
              PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

          The accompanying unaudited pro forma consolidated condensed balance sheet gives effect to the sale of the German operations of CompleTel Europe N.V. (the "Company") as if it had occurred on March 31, 2002.

          The accompanying unaudited pro forma consolidated condensed statements of operations give effect to the sale of the Company's German operations as if it had occurred on January 1, 2001.

          The unaudited pro forma consolidated condensed financial statements are subject to a number of estimates, assumptions and other uncertainties, and do not purport to be indicative of the actual financial condition or results of operations that would have resulted had the transactions and events reflected therein in fact occurred on the dates specified, not do such financial statements purport to be indicative of the results of operations or financial condition that may be achieved in the future. These unaudited pro forma consolidated condensed financial statements should be read in conjunction with the Company's financial statements as of and for the periods ended December 31, 2001 and March 31, 2002 and the related notes included in this proxy statement.

                     COMPLETEL EUROPE N.V. AND SUBSIDIARIES

                 PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEETS

        (STATED IN THOUSANDS OF EURO, EXCEPT SHARE AND PER SHARE AMOUNTS)


                                                                              HISTORICAL AS                         PRO FORMA AS
                                                                               OF MARCH 31,       PRO FORMA         OF MARCH 31,
                                                                                   2002          ADJUSTMENTS            2002
                                                                             ----------------    -------------     -------------
                                                                                (UNAUDITED)      (UNAUDITED)       (UNAUDITED)
                               ASSETS
Current Assets
                     Cash and cash equivalents                                         56,166             (997)           55,169
                    Other current assets.........................                      63,856           (7,167)           56,689
                                                                             ----------------    -------------     -------------
              Total current assets...............................                     120,022           (8,164)          111,858

Non-current Assets:
                     Property and equipment, net.................                     276,255          (21,487)          254,768
                     Other non-current assets....................                      25,334           (1,419)           23,915
                                                                             ----------------    -------------     -------------
              Total non-current assets...........................                     301,589          (22,906)          278,683

TOTAL ASSETS                                                                          421,611          (31,070)          390,541
                                                                             ================    =============     =============

              LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
                     Trade accounts payable......................                      44,656          (22,676)           21,980
                     Other current liabilities...................                      49,956           (3,007)           46,949
                                                                             ----------------    -------------     -------------
              Total current liabilities..........................                      94,612          (25,683)           68,929

Long-term debt...................................................                     232,350                -           232,350

Shareholders' equity.............................................                      94,649           (5,387)           89,262
                                                                             ----------------    -------------     -------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY.......................                     421,611          (31,070)          390,541
                                                                             ================    =============     =============

                     COMPLETEL EUROPE N.V. AND SUBSIDIARIES

                        PRO FORMA CONSOLIDATED CONDENSED

                  STATEMENTS OF OPERATIONS (STATED IN THOUSANDS
                  OF EURO, EXCEPT SHARE AND PER SHARE AMOUNTS)


                                                                              HISTORICAL FOR                      PRO FORMA FOR
                                                                               THE 3 MONTHS                        THE 3 MONTHS
                                                                             ENDED MARCH 31,      PRO FORMA      ENDED MARCH 31,
                                                                                   2002          ADJUSTMENTS          2002
                                                                             ----------------    -------------  -----------------
                                                                               (UNAUDITED)       (UNAUDITED)      (UNAUDITED)
Revenue.................................................................               29,126           (5,142)           23,984

Operating Expenses:
Network costs, excluding depreciation...................................               20,484           (3,521)           16,963
Selling, general and administrative.....................................               18,439           (2,653)           15,786
Other operating expenses................................................               11,171           (2,292)            8,879
                                                                             ----------------    -------------  ----------------

Operating Loss..........................................................              (20,968)           3,324           (17,644)

Other income (expense)..................................................               (7,064)           1,687            (5,377)
                                                                             ----------------    -------------  ----------------

Net loss before extraordinary item......................................              (28,032)           5,011           (23,021)
Extraordinary item - gain on early extinguishment of debt...............                    -                -                 -
                                                                             ----------------    -------------  ----------------

Net Loss................................................................              (28,032)           5,011           (23,021)
                                                                             ================    =============  ================
Basic and diluted loss per ordinary share...............................                (0.18)                             (0.15)
                                                                             ================
Weighted average number of ordinary shares outstanding..................          157,419,330                        157,419,330
                                                                             ================                   ================



                                                                              HISTORICAL FOR                     PRO FORMA FOR
                                                                              THE 12 MONTHS                      THE 12 MONTHS
                                                                                  ENDED                              ENDED
                                                                               DECEMBER 31,        PRO FORMA      DECEMBER 31,
                                                                                  2001            ADJUSTMENTS         2001
                                                                             ----------------    -------------   ---------------
                                                                                                   (UNAUDITED)     (UNAUDITED)
Revenue.................................................................               97,909          (17,191)           80,718

Operating Expenses:
       Network costs, excluding depreciation............................               86,855          (15,489)           71,366
       Selling, general and administrative..............................               98,228          (27,397)           70,831
       Restructuring, impairment and other charges......................              164,508         (136,451)           28,057
       Other operating expenses.........................................               65,623          (28,584)           37,039
                                                                             ----------------    -------------   ---------------

Operating Loss..........................................................             (317,305)         190,730          (126,575)

Other income(expense)...................................................              (27,912)         (17,482)          (45,394)
                                                                             ----------------    -------------   ---------------

Net loss before extraordinary item......................................             (345,217)         173,248          (171,969)

Extraordinary item - gain on early extinguishment of debt...............               46,168                -            46,168

Net Loss................................................................             (299,049)         173,248          (125,801)
                                                                             ================    =============   ===============
Basic and diluted loss per ordinary share...............................                (1.90)                             (0.80)
                                                                             ================                    ===============
Weighted average number of ordinary shares outstanding..................          157,417,898                        157,417,898
                                                                             ================                    ===============

                     COMPLETEL EUROPE N.V. AND SUBSIDIARIES
         NOTE TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

(1)       SALE OF GERMAN OPERATIONS

          On May 10, 2002, the Company completed the sale of its German operations to a third party. Pursuant to the agreement governing the terms of the sale, the Company transferred to the buyer the entire share capital of CompleTel GmbH, which, until the sale, was an indirect wholly-owned subsidiary of CompleTel Europe. Furthermore, the Company agreed to acquire from CompleTel GmbH certain transmission equipment for EURO 500,000. In addition, the Company agreed to provide the buyer free support billing and financial IT services for a period of up to 12 months after the sale. Following the sale of CompleTel GmbH, the Company no longer operates or generates revenue in Germany. The Company expects to record a loss of approximately EURO 6.0 million in connection with this sale in its financial statements for the second quarter of 2002. In connection with the sale of its German operations, the Company entered into reciprocal agreements for terminating traffic, which will allow the Company to service its French customers that currently have, or will develop, operations in Germany. The pro forma adjustments reflected in the consolidated condensed financial statements represent the balance sheet and statement of operations pro forma adjustments related only to the Germany telecommunications operations. The Germany Internet data center business (iPcenta GmbH) was subsequently sold separately and the operations and assets were not significant to present meaningful pro forma results of operations and financial condition.

                                                                      APPENDIX C

                         ADDITIONAL REQUIRED INFORMATION

I.   RECENT DEVELOPMENTS

     APPOINTMENT OF NEW CHIEF EXECUTIVE OFFICER


     On May 22, 2002, our Supervisory Board announced the appointment of Jerome de Vitry, our Managing Director and Chief Operating Officer, to the position of our President and Chief Executive Officer, replacing Timothy Samples, who stepped down from this position effective May 17, 2002.


II. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

GENERAL

     The following discussion and analysis of our financial condition and results of operations is a combined presentation of the discussions our financial condition and results of operations as of year ended December 31, 2001 and the quarter ended March 31, 2002.


     We have restated our previously audited consolidated annual financial statements that were included in our Annual Report on Form 10-K for the year ended December 31, 2001, which was filed with the U.S. Securities and Exchange Commission on April 1, 2002. The revisions applied to our financial statements are described in Note 2 to our consolidated annual financial statements included in Appendix B to this proxy statement. Principally, these revisions include the reclassification from restructuring, impairment and other charges to selling, general and administrative expenses of (i) approximately EURO 1.7 million associated with the repayment in 2001 of certain loans made to senior employees and (ii) approximately EURO 1.4 million associated with the grant of an incentive bonus (structured as a forgivable loan) to our former Chief Executive Officer. These expenses are more fully described in Note 3 to our consolidated annual financial statements. In addition, we have amended our consolidated annual financial statements to clarify or expand disclosure in the notes to these financial statements, including in Note 2, under the captions "Network Equipment" and "Revenue Recognition;" in Note 5, under the caption "Legal Proceedings;" in Note 8, by the inclusion of expanded segment data; and in Note 10, by the inclusion of expanded disclosure regarding impairment, restructuring and other charges. We have also expanded corresponding disclosure in certain of the notes to our unaudited quarterly financial statements, originally included in our Quarterly Report on Form 10-Q for the three months ended March 31, 2002. The following discussion refers only to our consolidated financial statements, as amended, and not to our previously filed financial statements.

     Unless otherwise indicated, all share numbers reflect the five-for-one split we effected on February 25, 2000.

FORWARD-LOOKING STATEMENTS

     All assumptions, anticipations, expectations and forecasts contained in the following discussion regarding our future business plans and products and services, financial results, Adjusted EBITDA forecasts, performance, and the telecommunications industry and operating environment, and future events are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The forward-looking statements are generally identified by the use of forward-looking words such as "plan," "estimate," "believe," "expect," "anticipate," "will," "should" and "may" or other variations of such terms, or by discussion of strategy that involves risks and uncertainties. The forward-looking statements contained herein represent a good-faith assessment of our future performance for which we believe there is a reasonable basis. These forward-looking statements represent our view only as of the dates they are made, and we disclaim any obligation to update forward-looking statements contained herein, except as may be otherwise required by law. The forward-looking statements contained in this discussion involve known and unknown risks, uncertainties and other factors that could cause our actual future results, performance and achievements to differ materially from those forecasted or suggested herein. The more important of such risk factors is our possible failure to effect our recapitalization plan on the terms described in this proxy statement and the risk that Euronext Paris may decide to discontinue the listing of our shares at some point in the future. With respect to revenue forecasts, such risk factors include, but are not limited to: (a) decline in demand for our telecommunications services; (b) pricing pressures from our direct competitors as well as from providers of alternative services; (c) failures, shutdowns or service disturbances with respect to our networks; (d) worsening carrier and Internet data market weakness; (e) major changes in market conditions and (f) completion of any acquisition or disposition transactions. In addition to these risk factors, Adjusted EBITDA forecasts and other forward-looking information in this discussion are subject to risks such as: (a) unforeseen delays or increased expenditures incurred in the construction of our operations; (b) our inability to develop and maintain efficient operations support; (c) regulatory developments adverse to us or difficulties we may face in maintaining necessary telecommunications licenses or other governmental approvals; and (d) our inability to obtain required financing on satisfactory terms. For a more detailed discussion of such risks affecting us, please refer to our prospectuses and annual reports filed with the U.S. Securities and Exchange Commission.

OVERVIEW

     We are a facilities-based operator of a technologically advanced, high-capacity, fiber optic communications infrastructure. We provide telecommunications and Internet-related services to business and government end-users, carriers and Internet service providers in targeted metropolitan areas, with a focus on network deployment in

France. We deliver these services primarily to connected, on-net customers over our fiber optic metropolitan area networks, or MANs.

     We were incorporated in December 1998. Through a series of transactions in January 1999, we became the holding company for our telecommunications businesses, which commenced in January 1998 when CompleTel LLC, our then ultimate parent, was formed. We accounted for these transactions as a reorganization of entities under common control, similar to a pooling of interests. Accordingly, our historical results of operations are presented as if we had been legally formed on January 8, 1998 and had performed all competitive local exchange carrier related development activities since CompleTel LLC's inception.

     We have generated operating losses and negative cash flow from our operating activities to date, and we expect to continue to experience operating losses and negative cash flows from operations until we establish a sufficient revenue-generating customer base. We are experiencing growth in our core retail activity in France, and believe that this trend will continue. However, during 2001 and the beginning of 2002, we observed signs of general weakness in the European markets for carrier, dial-up Internet access and Internet data center services. In light of these adverse market conditions, we have implemented reorganization and restructuring measures to adjust our operations to foreseeable market conditions, reducing ongoing operating expenses and capital outlays. In particular, in the last quarter of 2001, we have implemented a major downsizing of our German operations in view of the slowdown in German telecommunications markets (particularly in the carrier and ISP segments). This restructuring significantly reduced our operating expenses and capital outlays. Finally, in April 2002, in connection with our planned recapitalization as described below, we decided to sell our entire German operations. We completed this sale in early May 2002. In addition, faced with a significant downturn in the web hosting market, linked to the collapse of the ".com" market and installed hosting overcapacity in Europe, we decided to scale down the Internet data centers operations we have launched in France, Germany and the United Kingdom. In France, we decided to integrate these activities with our retail businesses, while in Germany and the United Kingdom, we have exited these markets by selling our operations in these countries

     While we previously estimated our funding gap (that is, the additional financing required to bring us to cash flow breakeven) to be approximately EURO 60 million to EURO 90 million, based on (i) the anticipated elimination of interest payments upon the exchange or retirement of our outstanding debt securities pursuant to the recapitalization plan described below, (ii) the cash savings from the sale of our German and UK operations and cost reductions at our European headquarters, and (iii) the lower cash requirements related to selling, general and administrative expenses and capital expenditures resulting from our restructuring efforts, we currently estimate our funding gap to be approximately EURO 30 million. We expect that, upon the completion of the recapitalization plan described below, our existing cash balances and the additional equity infusion, together with the anticipated cash flow from our operations, will be sufficient to fully fund our restructured operations to cash flow breakeven.

     On May 15, 2002, we signed an agreement in support of a recapitalization plan (the "Recapitalization") with an ad hoc committee of holders of our 14% senior discount notes due 2009 and 14% senior notes due 2010 (collectively, the "Notes"), constituting over 75% of our outstanding Notes, and with Meritage Private Equity Funds ("Meritage") and DeGeorge Telcom Holdings ("DeGeorge Telcom"), two of our principal shareholders. The Recapitalization will involve a debt for equity swap in respect of the outstanding Notes, the return to the holders of the senior notes due 2010 of the outstanding balance in the escrow account established to provide funds for interest payments on these senior notes, and an equity investment in the aggregate of at least EURO 38 million.

     We intend to effect the Recapitalization by means of a voluntary pre-arranged Netherlands composition proceeding known as an AKKOORD. To avail ourselves of this proceeding, our holding company, CompleTel Europe N.V., would file with the Dutch courts for protection from its creditors, which consist almost entirely of holders of our Notes. At the same time, we would submit to the Dutch courts a composition plan whereby the holders of the Notes would receive convertible preferred B shares (the "Convertible Preferred B Shares") and ordinary shares representing approximately 42.6% of our share capital that would be outstanding at the close of the Recapitalization (on an as-converted basis). This composition plan, which is subject to the support of the holders of at least 75% of the Notes and the sanction of the Dutch courts, would be binding on all the Noteholders, and would effectively eliminate our outstanding indebtedness while permitting our operating subsidiaries to continue operations without disruption. We believe that we have obtained the level of commitments from the holders of the Notes that would be required by The Netherlands courts to approve the composition plan and the retirement of all our outstanding Notes.

     The Recapitalization includes an equity investment of an aggregate of EURO 30 million by Meritage and DeGeorge Telcom in return for the issuance of convertible preferred A shares (the "Convertible Preferred A Shares") and ordinary shares representing approximately 42.6% of our share capital (on an as-converted basis). In addition, certain of the holders of the senior notes due 2010 have committed to make an equity investment of approximately EURO 9.9 million (reflecting a portion of the escrow funds to be released to these holders) in return for the issuance of Convertible Preferred A Shares and ordinary shares representing approximately 11.4% of our share capital (on an as-converted basis).

     In accordance with their respective terms, in the event of a liquidation of CompleTel Europe, the Preferred A Shares will rank senior to the Preferred B Shares, which, will rank senior to the ordinary shares. Upon liquidation, the Preferred A Shares and Preferred B Shares will be entitled to receive, prior to any distribution in respect of the ordinary shares, an amount in cash equal to EURO 0.03 per share.

     Post-Recapitalization, the Noteholders, Meritage and DeGeorge Telcom would own, in the aggregate, 96.6% of our share capital (on an as-converted basis), with the remaining shares (representing 3.4% of our share capital) held by our existing shareholders. Furthermore, post-Recapitalization, our Supervisory Board would be reconstituted as a six-member board, comprising two designees of the holders of the Convertible Preferred A Shares, two designees of the holders of the Convertible Preferred B Shares, and two independent directors mutually acceptable to the Noteholders and to Meritage and DeGeorge Telcom.

     The completion of the Recapitalization, which is expected during the third quarter of 2002, is subject to, among other things, the approval of a share capital increase by our existing shareholders, the closure or sale of our operations outside of France, and other customary conditions. We believe that we have obtained the required level of commitments from our existing shareholders to vote in favor of the capital increase and other required actions.

     Our Supervisory and Management Boards voted unanimously to approve the Recapitalization. We expect that, upon the completion of the Recapitalization, our existing cash balances and the additional equity infusion, together with the anticipated cash flow from our operations, will provide us with sufficient capital to fully fund our restructured operations to cash flow breakeven.

     There is no assurance that we will be able to effect the Recapitalization, or to secure alternative sources of financing if the Recapitalization is not consummated. If we fail to effect the Recapitalization, or to obtain sufficient alternative financing, we will effectively cease to be able to conduct our business. Given our funding position, we believe that if the Recapitalization is not realized, there would be a substantial doubt regarding our ability to continue as a going concern.

REVENUE

     Our revenue consists of revenue from three principal categories of service offerings, as follows:

     RETAIL SERVICES

     We generate revenue from the voice, data and Internet services we provide primarily to our directly connected retail customers. We expect revenue from retail services to represent an increasing percentage of our overall revenue.

     - VOICE SERVICES. We derive substantially all our voice revenue from the switched voice communications services we provide to customers directly connected to our networks through our owned fiber and leased lines. This revenue is based primarily on traffic minutes billed. Revenue from voice products accounted for EURO 13.7 million, or approximately 47% of our total revenue for the three months ended March 31, 2002, compared to EURO 5.9 million, or approximately 29% of our total revenue for the corresponding period in 2001. For the years ended December 31, 2001 and 2000, revenue from voice products accounted EURO 35.5 million and EURO 7.6 million, or approximately 36% and 24% of our total revenue, respectively.

     - DATA AND INTERNET SERVICES. We derive revenue from the local dedicated access and private line services we provide customers for data connections over our MANs. This revenue is based primarily on transmission capacity provided. We also derive revenue by providing high-capacity Internet protocol-based services and interconnection between local area networks in each of the cities in which our MANs operate. Revenue from these services accounted for EURO 4.4 million, or approximately 15%, of our total revenue for the three months ended March 31, 2002, compared to EURO 1.9 million, or approximately 10%, of total revenue for the corresponding period in 2001. For the years ended December 31, 2001 and 2000, revenue from these services accounted for EURO 11.4 million and EURO 2.8 million, or approximately 12% and 9%, of our total revenue, respectively.

     WHOLESALE SERVICES.

     We derive revenue by providing transmission capacity on a wholesale basis to other carriers, as well as dial-up Internet access to our Internet service provider customers.

     - CARRIER AND TERMINATION SERVICES. We derive revenue from the services we provide on a wholesale basis to other telecommunications service providers that require transmission capacity to support gaps in their networks, need additional capacity or require alternate routing, or do not have their own transmission facilities. We also terminate traffic for other operators. This revenue, which is based primarily on transmission capacity provided and traffic minutes terminated, accounted for EURO 5.4 million, or approximately 19% of our revenue in the three months ended March 31, 2002, compared to EURO 2.8 million, or approximately 14% of our total revenue for the corresponding period in 2001. For the years ended December 31, 2001 and 2000, this revenue accounted for EURO 17.0 million and EURO 4.2 million, or approximately 17% and 13% of our total revenue, respectively. We expect revenue from carrier and termination services to represent a decreasing portion of our total revenue.

     - INTERNET DIAL-UP. We also derive revenue from dial-up Internet access to our ISP customers delivering the traffic and plan to continue to do so in France and Germany. This revenue, which is based primarily on traffic minutes, accounted for EURO 4.0 million, or approximately 14% of our overall revenue in the three months ended March 31, 2002, compared to EURO 6.9 million, or approximately 35%, of our total revenue for the corresponding period in 2001. For the years ended December 31, 2001 and 2000, this revenue accounted for EURO 27.2 million (approximately 28% of our total revenue) and EURO 8.9 million (approximately 28% of our total revenue), respectively. We expect our Internet dial-up services revenue to represent a decreasing portion of our total revenue, as our revenue from our retail services increases.

     INTERNET DATA CENTERS, WEB HOSTING, INTERNET ACCESS AND OTHER INTERNET-RELATED SERVICES

     We derive a small portion of our revenue from the web hosting, Internet access and other value-added Internet services we provide at our Internet data centers. We also offer web site creation and maintenance services as well as miscellaneous dial-up services to certain of our Internet data centers customers. Revenue from our Internet data centers, web hosting, Internet access and other Internet-related services accounted for EURO 1.6 million, or approximately 5%, of our total revenue for the three months ended March 31, 2002 compared to EURO 2.2 million, or approximately 12%, of our total revenue for the corresponding period in 2001. This revenue accounted for EURO 6.8 million, or approximately 7%, of our total revenue for the year ended December 31, 2001, compared to EURO 8.0 million, or 26% of our total revenue, for the year ended December 31, 2000. We expect revenue from our Internet data centers, web hosting, Internet access and other Internet-related services to remain a small portion of our total revenue.

OPERATING EXPENSES

     Our primary operating expenses consist of:

     -    network costs,
     -    selling, general and administrative expenses,
     -    (until January 1, 2002), allocated costs from an affiliate,
     -    non-cash compensation charges,
     -    depreciation and amortization expenses, and
     -    restructuring, impairment and other charges.

     NETWORK COSTS

     Our network costs include costs such as interconnection costs, the cost of leasing high-capacity digital lines that interconnect our network with the networks of other providers, the cost of leasing local loop lines that connect our customers to our network, switch site rental and operating and maintenance costs, as well as costs associated with our Internet data centers, web hosting and other Internet-related services. We lease dark fiber and conduit on a limited basis to establish and augment our MANs in certain markets. We also lease fiber to connect our MANs, in order to provide an IP backbone to support our Internet data centers, web hosting and other Internet-related services. We incur other fixed costs, such as switch site rent and network and switch maintenance, that normally are incurred at the time of interconnection in anticipation of future revenue. To date, we have been able to deploy our networks faster than we initially anticipated in our business plans. As a result, we have experienced relatively high incremental costs of network deployment. As we continue to expand our customer base and revenue increases, we believe that the incremental costs of deployment will decrease as a percentage of our network costs.

     SELLING, GENERAL AND ADMINISTRATIVE EXPENSES

     Our selling, general and administrative expenses include costs relating to our sales and marketing department, customer care, billing, corporate administration, salaries and other personnel costs, as well as legal and consultant fees. We expect that selling, general and administrative expenses are likely to continue to decline as a portion of our total revenue and are undertaking efforts to control these expenses through various means, such as restructuring and shifting expenditures away from dependence on consultants towards the use of internal resources.

     We have a large, locally-based, direct sales force in our local and regional markets, and a national account team to service multiple location customers and key account executives. As of March 31, 2002, we had 689 employees, compared to 696 employees at December 31, 2001. This decrease is primarily attributable to workforce reductions made in connection with our restructuring in the United Kingdom and Germany. Although our total headcount decreased slightly, the number of our sales employees increased by 21 during the first quarter of 2002.

     ALLOCATED COSTS FROM AN AFFILIATE

     Prior to January 1, 2002, we recorded as "allocated costs from an affiliate" amounts we paid CableTel Management, Inc. (then, a wholly-owned subsidiary of CompleTel LLC) to reimburse expenses incurred by CableTel Management, Inc. in the performance of certain ordinary and necessary general and administrative services for us and our operating subsidiaries. Beginning October 1, 2000, a significant portion of the expenses that were previously incurred on our behalf by CableTel Management, Inc. (representing primarily salaries to some of our European headquarter employees) are now incurred by CompleTel Headquarters Europe S.A.S, our wholly owned subsidiary, and accounted for as selling, general and administrative costs. Furthermore, in early 2002, we completed the acquisition of CableTel Management, Inc. from CompleTel LLC. Accordingly, effective January 1, 2002, all the expenses incurred by CableTel Management, Inc. are accounted for as selling, general and administrative costs.

     NON-CASH COMPENSATION CHARGES

     We incur stock-based compensation expense under our fixed stock option plan based on the deferred compensation recorded on the date of grant. In addition, some of our employees have purchased common units of CompleTel LLC, our former ultimate parent, for which CompleTel LLC incurs non-cash compensation charges. We record such non-cash compensation charges as a deemed capital contribution with an offsetting entry to deferred compensation. Deferred compensation is amortized to expense over the vesting period of the common units. The non-cash compensation charges are attributable to employees whose salary and benefits were otherwise classified as selling, general and administrative expenses.

     DEPRECIATION AND AMORTIZATION EXPENSE

     We record depreciation and amortization expense for our property and equipment, including network equipment, office furniture and equipment, computer equipment and software, leasehold improvements and other properties. Assets are stated at cost and are depreciated when ready for their intended use on a straight-line basis over their estimated useful life. Network equipment is depreciated on a straight-line basis over an estimated useful life of three to eight years.

     OTHER INCOME AND EXPENSE

     Other income includes interest income on the investment of the proceeds from our debt and equity offerings.

     Interest expense recorded reflects interest on our 14% senior notes due 2010, the accretion of our 14% senior discount notes due 2009 and the amortization of deferred financing costs. We capitalize a portion of our interest costs as part of the construction cost of our networks, in accordance with Statement of Financial Accounting Standards No. 34 "Capitalization of Interest Costs."

     FOREIGN EXCHANGE LOSS AND OTHER EXPENSE

     Our revenue, costs, assets and liabilities are, for the most part, denominated in euro, which became our functional and reporting currency effective January 1, 2000. We invest all excess cash in euro-denominated accounts. Therefore, we are exposed to changes in currency exchange rates primarily due to our 14% senior discount notes due 2009. These notes expose us to exchange rate fluctuations as the payment of principal and interest on these notes will be made in U.S. dollars, while a substantial portion of our future cash flow used to service these payments will be denominated in other currencies, primarily the euro. While we believe that our exposure to exchange rate risks is otherwise limited, there can be no assurance that we will not be materially adversely affected by variations in currency exchange rates.

RESULTS OF OPERATIONS

THREE MONTHS ENDED MARCH 31, 2002 COMPARED TO THREE MONTHS ENDED MARCH 31, 2001

     REVENUE

     Revenue for the three months ended March 31, 2002 increased to EURO 29.1 million, compared to approximately EURO 19.7 million for the corresponding period in 2001. We attribute this increase in revenue to our overall growth resulting from the implementation of our business plan and the rapid deployment of our networks. Specifically, the increase in revenue resulted from significant growth of our customer base, an increase in traffic over our networks and a heightened demand for services from existing customers. For the three months ended March 31, 2002, revenue from retail services totaled EURO 18.1 million;

revenue from wholesale services totaled EURO 9.4 million; and revenue from Internet data centers, web hosting and other Internet-related services totaled EURO 1.6 million. For the three months ended March 31, 2001, revenue from retail services totaled EURO 7.8 million, revenue from wholesale services totaled EURO
9.7 million, and revenue from Internet data centers, web hosting and other Internet-related services totaled EURO 2.2 million.

     OPERATING EXPENSES

     NETWORK COSTS

     Our network costs for the three months ended March 31, 2002 increased to approximately EURO 20.5 million from EURO 18.7 million for the corresponding period in 2001. This increase resulted primarily from increased customer traffic, which resulted in higher interconnection payments to the incumbent telecommunications operators. Our incremental costs of network deployment are decreasing as a percent of our total network costs as new customers are connected to our network and on-net traffic from existing customers increases.

     SELLING, GENERAL AND ADMINISTRATIVE EXPENSES

     For the three months ended March 31, 2002, selling, general and administrative expenses totaled approximately EURO 18.4 million, compared to approximately EURO 25.3 million for the corresponding period in 2001 (the EURO
25.3 million including EURO 1.9 million, which was accounted for as allocated costs from an affiliate in that period). This decrease primarily resulted from the effect of our restructuring measures taken in the second half of 2001. As a percentage of our total revenue, selling, general and administrative expenses represented 63% of our total revenue for the three months ended March 31, 2002, compared to 129% (including allocated costs from an affiliate) for the corresponding period in 2001. We expect our selling, general and administrative expenses as a percentage of our total revenue to continue to decrease in future periods, as our revenue increases and our restructuring and other cost saving measures continue to take effect.

     NON-CASH COMPENSATION

     We incurred non-cash stock-based compensation expense of approximately EURO
1.1 million under our fixed stock option plan for the three months ended March 31, 2002. This amount was based on deferred compensation at the date of grant totaling approximately EURO 25.1 million. Additionally, we recorded a compensation credit of approximately EURO 0.6 million, based on the closing price per share on March 31, 2002 related to our performance vesting and time vesting shares. The non-cash compensation charges are attributable to employees whose salary and benefits were otherwise classified within selling, general and administrative expenses.

     DEPRECIATION AND AMORTIZATION

     Depreciation and amortization decreased to approximately EURO 8.8 million for the three months ended March 31, 2002, from approximately EURO 9.5 million for the corresponding period in 2001. The majority of this decrease resulted from a lower depreciable asset base as a result of our write-down of our German and U.K. assets in the fourth quarter of 2001. Additionally, we discontinued amortization of our remaining balance of goodwill effective January 1, 2002, in accordance with SFAS 142.

     RESTRUCTURING, IMPAIRMENT AND OTHER CHARGES


     In connection with the our restructuring efforts during the second half of 2001, we recognized approximately EURO 164.5 million in restructuring, impairment and other charges.


     These charges consist of the following (in millions):


      Write-down of German and United Kingdom assets.........    EURO 142.7
      Write-down of materials and supplies...................           6.0
      Restructuring charges..................................          15.8
      Total..................................................    EURO 164.5
                                                                 ==========


     IMPAIRMENT CHARGES

     In light of adverse market conditions and our efforts to reduce our ongoing operating expenses and capital outlays, in the fourth quarter of 2001 we decided to significantly scale-back our operations in Germany and exit the market in the United Kingdom. As a result of this decision, and in light of the adverse conditions in these markets, we determined, in accordance with our policy relating to recoverability of long-lived assets, that we were unlikely to recover our investment in these assets (whether by utilizing these assets in our business or through disposition) and thus, that the values of our German and U.K. assets (comprising network property and equipment, including switches, network plant, customer access equipment and operational support systems) were impaired as of December 31, 2001. Accordingly, we recorded charges to write-down the carrying values of these assets to their estimated fair market values using a discounted cash flow approach.

     In addition, as a result of our decision to significantly scale-back our operations in Germany, we had materials and supplies in excess of what we needed in order to complete construction of our networks under our revised business plan. Accordingly, we revalued these excess materials and supplies, resulting in the write-down of all these excess materials and supplies to the lower of cost or market value, as of December 31, 2001.

     RESTRUCTURING CHARGES

     The restructuring charges relate primarily to severance costs associated with the reductions in the size of our workforce in France, Germany and the United Kingdom during 2001, and charges incurred as a result of lease terminations and the renegotiation of interconnection agreements in connection with our decision to significantly scale-back our operations in Germany and to exit the market in the United Kingdom. We expect to complete our restructuring measures during the first half of 2002.

     The restructuring charges can be detailed as follows (in thousands):

SUMMARY OF RESTRUCTURING CHARGES

                                                                                  EUROPE
                                                                                  HQ AND
                                            FRANCE      GERMANY          UK        OTHER         TOTAL
                                       -----------  -----------  ----------  ------------  -----------
Severance(1)                           EURO  1,151  EURO  2,399  EURO   527  EURO     603  EURO  4,680
Facilities and Network(2)                    1,558        5,194         992             -        7,744
Other(3)                                        20          601          50         2,694        3,365
                                       -----------  -----------  ----------  ------------  -----------
                                             2,729        8,194       1,569         3,297       15,789
Paid through March 31, 2002
                                             1,994        4,736       1,094         2,518       10,342
                                       -----------  -----------  ----------  ------------  -----------

Accrual balance, March 31, 2002        EURO    735  EURO  3,458  EURO   475  EURO     779  EURO  5,447
                                       ===========  ===========  =========== ============  ===========

----------
  (1) Severance charges relate to estimated termination salaries and benefits in connection with the termination of employees, related outplacement fees and other related benefits.

  (2) Facilities and network charges relate to costs to terminate or renegotiate facilities and equipment leases and interconnection agreements.

  (3) Other charges primarily relate to legal and consulting costs expected to be incurred in connection with the restructuring.

     OTHER CHARGES


     Other charges of EURO 1.9 million are related to a reserve made in connection with the decrease in value of the collateral for a loan we extended to Mr. William Pearson, who served as our President and Chief Executive Officer from March 2000 until March 2001, as described in Note 4 to our consolidated financial statements for the quarter ended March 31, 2002.


     OTHER INCOME AND EXPENSE

     We recorded interest income of approximately EURO 0.6 million during the three months ended March 31, 2002, compared to EURO 5.4 million for the corresponding period in 2001. This decrease in interest income is the direct result of lower cash and cash equivalents balances in the first quarter of 2002 compared to the corresponding period in 2001.

     We incurred interest expense, net of approximately EURO 0.9 million of capitalized interest expense, of approximately EURO 7.5 million during the three months ended March 31, 2002, compared to interest expense for the corresponding period in 2001 of approximately EURO 8.3 million, net of capitalized interest expense of approximately EURO 3.5 million. The interest expense recorded reflects interest on our senior notes due 2010, the accretion of our senior discount notes due 2009 and the amortization of deferred financing costs.

     FOREIGN EXCHANGE GAIN (LOSS) AND OTHER EXPENSE

     For the three months ended March 31, 2002, we recorded foreign exchange loss and other expenses of EURO 0.2 million, compared to EURO 5.5 million in the corresponding period in 2001. The foreign exchange loss and other expenses in the three month periods ended March 31, 2002 and 2001 resulted primarily from an unrealized foreign exchange loss related to our dollar-denominated senior discount notes due 2000.

     NET LOSS

     Our net loss for the three months ended March 31, 2002 was EURO 28.0 million, compared to a net loss of approximately EURO 40.6 million for the corresponding period in 2001. This change resulted primarily from the increase in our revenue and the effect of our restructuring efforts, as described above.


     SEGMENT INFORMATION

     Historically, we have evaluated our development efforts according to the geographic location of our markets. The key operating performance measures used by our management in this evaluation include revenue growth and a measure we refer to as Adjusted EBITDA. Earnings before deducting interest, taxes, depreciation and amortization, or EBITDA, is a measure commonly used in the telecommunications industry. In calculating Adjusted EBITDA, which we believe is a more helpful performance measure of our operating segments, we exclude (in addition to interest, taxes, depreciation and amortization) non-cash compensation charges and foreign exchange loss and other expenses, including restructuring, impairment and other charges, as well as other non-recurring operating expenses. We believe that Adjusted EBITDA provides both our management and investors with a measure of the operating results of our segments that is unaffected by the financing and accounting effects of gains and losses that are either of a non-recurring nature or are not closely related to the operating performance of these segments. For example, Adjusted EBITDA eliminates the effect of one-time gains or losses such as restructuring, impairment and other charges, which we believe are of a non-recurring nature. Adjusted EBITDA also eliminates the effect of interest, foreign exchange loss and other expenses, which we believe relate to general trends in global capital markets (such as exchange and interest rates), but are not necessarily indicative of our segments' operating performance. Finally, Adjusted EBITDA eliminates the effect of non-cash compensation charges and credits, as these reflect the closing price of our shares at the end of each fiscal quarter and thus are influenced by trends in capital markets that are not necessarily related to the operating performance of our segments.


     Adjusted EBITDA is not derived pursuant to generally accepted accounting principles and therefore should not be considered as an alternative to operating income

(loss), as an alternative to cash flows from operating activities, or as a measure of liquidity. Furthermore, we are not aware of any uniform standards for determining Adjusted EBITDA. Presentations of Adjusted EBITDA may not be calculated consistently by different companies in the same or similar businesses. As a result, our reported Adjusted EBITDA may not be comparable to similarly titled measures used by other companies.




     FRANCE

     In France, we had revenue of approximately EURO 23.0 million for the three months ended March 31, 2002, compared to EURO 15.6 million for the corresponding period in 2001. Revenue from our French operations represented 79% of our total revenue for the three months ended March 31, 2002. As of March 31, 2002, we experienced steady growth in revenue from retail customers in the nine French cities in which our MANs operate and our overall connected customer base in France grew to 1,018 customers, as of March 31, 2002. In the first three months of 2002, this increase in our customer base and traffic resulted in a total of 753 million minutes of use carried over our networks in France.

     Operating expenses in France totaled approximately EURO 27.0 million for the three months ended March 31, 2002, compared to approximately EURO 24.6 million for the corresponding period in 2001. This increase is primarily a result of increased network costs associated with the growth in our connected customer base. Additionally, depreciation and amortization in France increased as a result of the build-out of our MANs in our French markets.


     Adjusted EBITDA in France for the three months ended March 31, 2002 totaled negative EURO 4.0 million, compared to negative EURO 9.0 million for the corresponding period in 2001. This improvement reflected the increased revenue from these operations, described above, which was only partially offset by growth in our network costs and operating expenses, reflecting improved operating efficiencies. We expect this improvement in Adjusted EBITDA in our French operations to continue as we build our customer base and benefit from increased network efficiencies largely by serving more customers and achieving greater revenue for each kilometer of network we have deployed and by enabling us to spread our fixed interconnect costs over a larger customer base. The operating and maintenance costs of our network are related primarily to the number of kilometers we have deployed and do not rise in direct proportion to the number of our customers or their utilization of our network. Adding customers to our completed network only marginally increases the network kilometers we have deployed and requires relatively smaller increases in network maintenance and operating costs.

     Additionally, as we add customers to our network, selling, general and administrative costs are also optimized in proportion to revenue: sales and marketing costs have limited or no growth as our customer base increases; average customer service costs per customer tend to decrease and other central costs are spread over a larger customer and revenue base. Consequently, adding customers tends to increase our Adjusted EBITDA.

     GERMANY

     In Germany, we had revenue of approximately EURO 5.3 million for the three months ended March 31, 2002, compared to EURO 2.8 million for the corresponding period in 2001. This revenue represented 18% of our total revenue for the first three months of 2002. As of March 31, 2002, we had 276 connected customers in Germany. On May 10, 2002, we completed the sale of our German operations. As a result of this sale, we no longer operate or generate revenue in Germany.

     Operating expenses in Germany totaled approximately EURO 6.3 million for the three months ended March 31, 2002, compared to approximately EURO 10.3 million for the corresponding period in 2001. This decrease is a result of the scale-back of our Germany operations in December 2001, which included a reduction in the number of our employees in Germany. Additionally, the impairment of our Germany network as of December 31, 2001 and the related write down of these impaired assets to their fair market value resulted in significantly lower depreciation expense in the first quarter of 2002 compared to the first quarter of 2001.


     Adjusted EBITDA in Germany for the three months ended March 31, 2002 totaled negative EURO 1.0 million, compared to negative EURO 7.5 million for the corresponding period in 2001. This improvement was attributable primarily to a decrease in operating expenses as a direct result of our decision, in the fourth quarter of 2001, to significantly scale-back these operations, and to a lesser extent, to an increase in revenue from these operations. Following the sale of our German operations in May 2002, we will no longer generate any operating income from these operations and we intend to discontinue reporting operating results from Germany effective May 15, 2002.


     THE UNITED KINGDOM

     In the United Kingdom, we had revenue of approximately EURO 0.8 million for the three months ended March 31, 2002, compared to approximately EURO 1.3 million for the corresponding period in 2001. In accordance with our plan to exit this market, on May 15, 2002, we completed the sale of our U.K. operations to a third party.

     Operating expenses in the United Kingdom totaled approximately EURO 1.6 million for the three months ended March 31, 2002, compared to approximately EURO 3.8 million for the corresponding period in 2001. This decrease is primarily a result of reduced selling, general and administrative expenses as a result of our decision to exit the market in the United Kingdom.


     Adjusted EBITDA in the United Kingdom for the three months ended March 31, 2002 totaled negative EURO 0.8 million, compared to negative EURO 2.5 million for the corresponding period in 2001. This improvement was attributable to a decrease in selling, general and administrative expenses resulting from our decision to exit the market in the United Kingdom. In light of our sale of our U.K. operations in May 2002, we intend to discontinue reporting operating results from the U.K. effective May 15, 2002.

     STATEMENTS OF CASH FLOWS

     We had cash and cash equivalents of approximately EURO 56.2 million as of March 31, 2002, a decrease of EURO 25.4 from approximately EURO 81.6 million as of December 31, 2001. Additionally, as of March 31, 2002, we had approximately EURO 25.0 million of restricted investments placed in escrow for debt service.

     Details of the change in cash and cash equivalents are set forth in the table below.

                                                                        THREE MONTHS ENDED MARCH 31,
                                                                       ------------------------------
                                                                           2002             2001
                                                                       ------------     -------------
                                                                            (EURO, IN THOUSANDS)
Cash flows from operating activities............................       EURO  (2,948)    EURO   (9,642)

Cash flows from investing activities............................            (22,514)          (59,330)

Cash flows from financing activities............................                 --              (462)

Effect of exchange rates on cash................................                 15               259
                                                                       ------------     -------------

Net increase decrease in cash and cash equivalents..............            (25,447)          (69,175)

Cash and cash equivalents at beginning of period................             81,613           361,698
                                                                       ------------     -------------

Cash and cash equivalents at end of period.......................      EURO  56,166     EURO  292,523
                                                                       ============     =============

     CASH FLOWS FROM OPERATING ACTIVITIES

     During the three months ended March 31, 2002, we used approximately EURO
2.9 million in operating activities, a EURO 6.7 million decrease from the approximately EURO 9.6 million used in operating activities for the corresponding period in 2001. This decrease in cash used for operating activities was primarily related to the increase in revenues and to the operating cost savings resulting from our restructuring efforts.

     CASH FLOWS FROM INVESTING ACTIVITIES

     We used approximately EURO 22.5 million in investing activities during the three months ended March 31, 2002, compared to using approximately EURO 59.3 million for the three months ended March 31, 2001. The decrease was primarily due to lower capital expenditure as we completed the build out of our MANs.

     CASH FLOWS FROM FINANCING ACTIVITIES

     We did not utilize cash for financing activities during the three months ended March 31, 2002, compared to EURO 0.5 million of cash flows used in financing activities for the corresponding period in 2001.

YEAR ENDED DECEMBER 31, 2001 COMPARED TO YEAR ENDED DECEMBER 31, 2000

     REVENUE

     Revenue for the year ended December 31, 2001 increased to EURO 97.9 million, compared to approximately EURO 31.5 million for the year ended December 31, 2000. We attribute these increases in revenue to our overall growth resulting from the continued implementation of our business plan and the rapid deployment of our networks. Specifically, the increase resulted from significant growth of our customer base, an increase in traffic over our networks and a heightened demand for services from existing customers. For the year ended December 31, 2001, revenue from retail services totaled EURO 46.9 million; revenue from wholesale services totaled EURO 44.2 million; and revenue from Internet data centers, web hosting and other Internet-related services totaled EURO 6.8 million. For the year ended December 31, 2000, revenue from retail services totaled EURO 10.4 million, revenue from wholesale services totaled EURO
13.1 million, and revenue from Internet data centers, web hosting and other Internet-related services totaled EURO 8.0 million.

     OPERATING EXPENSES

     NETWORK COSTS

     Our network costs for the year ended December 31, 2001 increased to approximately EURO 86.9 million from EURO 33.0 million for the year ended December 31, 2000. This increase resulted primarily from the continued deployment of our networks in France and Germany and the associated costs of establishing interconnection and leasing arrangements. The increase also resulted from increased customer traffic, which resulted in higher interconnection payments to the incumbent telecommunications operators.

     SELLING, GENERAL AND ADMINISTRATIVE EXPENSES


     For the year ended December 31, 2001, selling, general and administrative expenses totaled approximately EURO 98.2 million, compared to approximately EURO
79.6 million for the year ended December 31, 2000. This increase primarily resulted from the growth in the number of personnel and the expenses related to wages and salaries in the first three quarters of 2001. The increase in selling, general and administrative expenses is also attributable to the increase in our provision from doubtful receivables is primarily the result of a significant portion of our trade receivables being attributable to ISP and carrier customers. During the year ended December 31, 2001, several of our ISP and carrier customers entered into bankruptcy proceedings or faced financial difficulties resulting in receivables from these customers being outstanding for more than 90 days. Accordingly, we recognized a provision for these customers in accordance with our accounts receivable allowance policy. In response to this problem, we have expanded the credit and business checks we perform on new customers in order to minimize collection risk.

     Selling, general and administrative expenses for the year ended December 31, 2001 also include an expense of approximately EURO 1.7 million associated with the repayment of loans made by a commercial bank to certain senior employees and an expense of approximately EURO 1.4 million associated with an incentive bonus (structured as a forgivable loan) granted to our former Chief Executive Officer, Mr. Timothy Samples. We have excluded these expenses, which are described more fully in Note 3 to our consolidated financial statements (Related Party Transactions), from the computation of Adjusted EBITDA, as we concluded that this expense was of a non-recurring nature.

     As a percentage of our total revenue, selling, general and administrative expenses represented 100% of our total revenue for the year ended December 31, 2001, compared to 253% for the year ended December 31, 2000. We expect our selling, general and administrative expenses as a percentage of our total revenue to continue to decrease in future periods, as our revenue increases and our restructuring and other cost saving measures continue to take effect.


     ALLOCATED COSTS FROM AN AFFILIATE

     For the year ended December 31, 2001, we recorded approximately EURO 5.4 million of allocated costs from an affiliate, compared with approximately EURO
12.1 million for the year ended December 31, 2000. This decrease is the direct result of reduced personnel, legal and accounting costs allocated from CableTel Management, Inc.

     NON-CASH COMPENSATION CHARGES

     We incurred non-cash stock-based compensation expense of approximately EURO
9.5 million under our fixed stock option plan for the year ended December 31, 2001. This amount was based on deferred compensation at the date of grant totaling approximately EURO 25.1 million. Additionally, we recorded a compensation credit of approximately EURO 4.2 million, based on the closing price per share on December 31, 2001 related to our performance vesting and time vesting shares. The non-cash compensation charges are attributable to employees whose salary and benefits were otherwise classified within selling, general and administrative expenses.

     DEPRECIATION AND AMORTIZATION

     Depreciation and amortization increased to approximately EURO 55.0 million for the year ended December 31, 2001, from approximately EURO 22.0 million for the year ended December 31, 2000. The majority of this increase resulted from the build-out of our MANs throughout France and Germany.

     RESTRUCTURING, IMPAIRMENT AND OTHER CHARGES

     In connection our restructuring efforts during the second half of 2001, we recognized approximately EURO 164.5 million in restructuring, impairment and other charges, which are reflected in the accompanying consolidated statement of operations.

     These charges consist of the following (in millions):


      Write-down of German and United Kingdom assets.........    EURO 142.7
      Write-down of materials and supplies...................           6.0
      Restructuring charges..................................          15.8
      Total..................................................    EURO 164.5
                                                                 ==========


     IMPAIRMENT CHARGES

     In light of adverse market conditions and our efforts to reduce our ongoing operating expenses and capital outlays, in the fourth quarter of 2001 we decided to significantly scale-back our operations in Germany and exit the market in the United Kingdom. As a result of this decision, and in light of the adverse conditions in these markets, we determined, in accordance with our policy relating to recoverability of long-lived assets, that we were unlikely to recover our investment in these assets (whether by utilizing these assets in our business or through disposition) and thus, that the values of our German and U.K. assets (comprising network property and equipment, including switches, network plant, customer access equipment and operational support systems) were impaired as of December 31, 2001. Accordingly, we recorded charges to write-down the carrying values of these assets to their estimated fair market values using a discounted cash flow approach.

     In addition, as a result of our decision to significantly scale-back our operations in Germany, we had materials and supplies in excess of what we needed in order to complete construction of our networks under our revised business plan. Accordingly, we revalued these excess materials and supplies, resulting in the write-down of all these excess materials and supplies to the lower of cost or market value, as of December 31, 2001.

     RESTRUCTURING CHARGES

     Restructuring charges relate primarily to severance costs associated with the reductions in the size of our workforce in Germany and the United Kingdom and charges incurred as a result of lease terminations and the renegotiation of interconnection agreements in connection with our decision to significantly scale back our operations in Germany and to exit the market in the United Kingdom. We expect our restructuring to be completed during the first half of 2002.

     The restructuring charges can be detailed as follows (in thousands):

SUMMARY OF 2001 RESTRUCTURING CHARGES

                                                                                    EUROPE HQ
                                            FRANCE        GERMANY            UK     AND OTHER         TOTAL
                                       -----------  -------------  ------------  ------------  ------------
Severance(1)                           EURO  1,151  EURO    2,399  EURO     527  EURO     603  EURO   4,680
Facilities and Network(2)                    1,558          5,194           992             -         7,744
Other(3)                                        20            601            50         2,694         3,365
                                       -----------  -------------  ------------  ------------  ------------
                                             2,729          8,194         1,569         3,297        15,789
Paid during 2001                             1,025          2,251           546         2,228         6,050
                                       -----------  -------------  ------------  ------------  ------------

Accrual balance,
 December 31, 2001                     EURO  1,704  EURO    5,943  EURO   1,023  EURO   1,069  EURO   9,739
                                       ===========  =============  ============  ============  ============

----------

  (1) Severance charges relate to estimated termination salaries and benefits in connection with the termination of employees, related outplacement fees and other related benefits.

  (2) Facilities and network charges relate to costs to terminate or renegotiate facilities and equipment leases and interconnection agreements.

  (3) Other charges primarily relate to legal and consulting costs expected to be incurred in connection with the restructuring.

          The following table details the number of employees involved in the restructuring:

                                   TOTAL NUMBER OF EMPLOYEES TO BE    TOTAL NUMBER OF EMPLOYEES
                                   TERMINATED                         TERMINATED AS OF DECEMBER 31, 2001
                                   ---------------------------------------------------------------------
     France                                       144                                 122
     Germany                                      231                                 220
     UK                                            33                                  33
     Europe HQ and other                           21                                  15
                                   ---------------------------------------------------------------------
     TOTAL                                        429                                 390
                                   =====================================================================




     OTHER INCOME AND EXPENSE

     We recorded interest income of approximately EURO 12.9 million during the year ended December 31, 2001, compared to EURO 22.4 million for the year ended December 31, 2000. This decrease is the direct result of lower cash and cash equivalents balances in the 2001 compared to 2000.

     We incurred interest expense, net of approximately EURO 14.2 million of capitalized interest expense, of approximately EURO 29.5 million during the year ended December 31, 2001. For the year ended December 31, 2000, interest expense totaled approximately EURO 29.0 million, net of capitalized interest expense of approximately EURO 10.1 million. The interest expense recorded reflects interest on our senior notes due 2010, the accretion of our senior discount notes due 2009 and the amortization of deferred financing costs.

     FOREIGN EXCHANGE GAIN (LOSS) AND OTHER EXPENSE

     For the year ended December 31, 2001, we recorded foreign exchange loss and other expenses of EURO 11.3 million, compared to EURO 18.9 million in foreign exchange loss and other expenses in the year ended December 31, 2000. The foreign exchange loss and other expenses in the year ended December 31, 2001 resulted primarily from an unrealized foreign exchange loss related to our dollar-denominated senior discount notes due 2009 and to losses on the sale of certain fixed assets. The foreign exchange loss in 2000 is attributable primarily to the requirement that we invest the cash we raised in our debt and equity offerings in U.S. treasury bills, pending receipt of an exemption from regulations under the Investment Company Act of 1940. We received that exemption in August 2000.


     EXTRAORDINARY ITEM


     We reported extraordinary items totaling EURO 46.2 million for the year ended December 31, 2001. As a result of our repurchases during the second half of 2001 of EURO 78.1 million face amount of our 14% Senior Notes due 2010, we recorded a gain on early extinguishment of debt totaling EURO 49.9 million. In addition, the extraordinary item reflects a EURO 6.0 million write-off of deferred financing costs.

     NET LOSS

     Our net loss for the year ended December 31, 2001 was EURO 299.0 million, compared to a net loss of approximately EURO 200.5 million for the year ended December 31, 2000. This change resulted primarily from the restructuring, impairment and other charges of EURO 165.9 million, as described above.


     SEGMENT INFORMATION

     GENERAL

     Historically, we have evaluated our development efforts according to the geographic location of our markets. The key operating performance measures used by our management in this evaluation include revenue growth and a measure we refer to as Adjusted EBITDA. Earnings before deducting interest, taxes, depreciation and amortization, or EBITDA, is a measure commonly used in the telecommunications industry. In calculating Adjusted EBITDA, which we believe is a more helpful performance measure of our operating segments, we exclude (in addition to interest, taxes, depreciation and amortization) non-cash compensation charges and foreign exchange loss and other expenses, including restructuring, impairment and other charges, as well as other non-recurring operating expenses. We believe that Adjusted EBITDA provides both our management and investors with a measure of the operating results of our segments that is unaffected by the financing and accounting effects of gains and losses that are either of a non-recurring nature or are not closely related to the operating performance of these segments. For example, Adjusted EBITDA eliminates the effect of one-time gains or losses such as restructuring, impairment and other charges, which we believe are of a non-recurring nature. Adjusted EBITDA also eliminates the effect of interest, foreign exchange loss and other expenses, which we believe relate to general trends in global capital markets (such as exchange and interest rates), but are not necessarily indicative of our segments' operating performance. Finally, Adjusted EBITDA eliminates the effect of non-cash compensation charges and credits, as these reflect the closing price of our shares at the end of each fiscal quarter and thus are influenced by trends in capital markets that are not necessarily related to the operating performance of our segments.


     Adjusted EBITDA is not derived pursuant to generally accepted accounting principles and therefore should not be considered as an alternative to operating income (loss), as an alternative to cash flows from operating activities, or as a measure of liquidity. Furthermore, we are not aware of any uniform standards for determining Adjusted EBITDA. Presentations of Adjusted EBITDA may not be calculated consistently by different companies in the same or similar businesses. As a result, our reported Adjusted EBITDA may not be comparable to similarly titled measures used by other companies.




     FRANCE

     In France, we had revenue of approximately EURO 75.9 million for the year ended December 31, 2001, compared to approximately EURO 22.9 million for 2000. Revenue from our French operations represented 77.5% of our total revenue for the year ended December 31, 2001. We experienced steady growth in revenue from retail customers in the nine French cities in which our MANs operate and our overall connected customer base in France grew to 946 customers, as of December 31, 2001. This increase in our customer base and traffic resulted in a total of
2.9 billion minutes of use carried over our networks in France in 2001. During the year ended December 31, 2001, revenue from our Internet data centers, web hosting and other Internet-related services generated 2.5% of our revenue in France.

     Operating expenses in France totaled approximately EURO 109.4 million for the year ended December 31, 2001, compared to approximately EURO 77.8 million for 2000. This increase is primarily a result of increased network costs associated with the growth in our connected customer base and an increase in French employees to 467 at December 31, 2001, from 433 as of December 31, 2000. Additionally, depreciation and amortization in France increased as a result of the build-out of our MANs in France.


     Adjusted EBITDA in France for the year ended December 31, 2001 totaled negative EURO 33.5 million, compared to negative EURO 54.9 million in 2000. This improvement reflected the increase in revenue described above, which was only partially offset by the increase in operating expenses as we achieved greater operating efficiencies.

     GERMANY

     In Germany, we had revenue of approximately EURO 18.5 million for the year ended December 31, 2001, compared to EURO 3.0 million for 2000. This revenue represented 18.9% of our total revenue for the year ended December 31, 2001. As of December 31, 2001, we had over 224 connected customers in Germany and carried over 300 million minutes of use in Germany during 2001. Revenue from our Internet data centers, web hosting and other Internet-related services cumulatively generated 7.0% of our revenue in Germany for the year ended December 31, 2001. We are currently in the process of restructuring our German operations and have already implemented measures to minimize the offering of Internet data centers, web hosting and other Internet-related services in Germany.

     Operating expenses in Germany totaled approximately EURO 44.8 million for the year ended December 31, 2001, compared to approximately EURO 35.3 million for 2000. This increase is primarily a result of increased network costs associated with the growth in our connected customer base and an increase in the number of our German employees during the year, prior to our restructuring efforts. The number of employees in Germany peaked at 339 in the 2001 prior to our restructuring efforts. Additionally, depreciation and amortization in Germany increased as a result of the build-out of our MANs in our German markets.


     Adjusted EBITDA in Germany for the year ended December 31, 2001 totaled negative EURO 26.3 million, compared to negative EURO 32.3 million in 2000. Adjusted EBITDA excludes certain operating expenses that we believe are of a non-recurring nature. In particular, we have excluded from the computation of Adjusted EBITDA for 2001 impairment charges of approximately EURO 130.3 million and restructuring charges of approximately EURO 8.2 discussed above under "Operating expenses--Restructuring, impairment and other charges." The improvement in comparison to 2000 reflected the increased revenue from these operations, as well as the restructuring measures we implemented during the second half of 2001, which caused operating expenses to increase at a lower rate.


     THE UNITED KINGDOM

     In the United Kingdom, we had revenue of approximately EURO 3.5 million for the year ended December 31, 2001, compared to approximately EURO 5.6 million for 2000. We plan to exit this market and are currently evaluating various options to execute our plan.

     Operating expenses in the United Kingdom totaled approximately EURO 12.2 million for the year ended December 31, 2001, compared to approximately EURO
10.4 million for 2000. This increase is primarily a result of increased costs associated with the growth in our data center customer base and increased selling, general and administrative expenses prior to our decision to restructure our United Kingdom business in the second quarter of 2001.


     Adjusted EBITDA in the United Kingdom for the year ended December 31, 2001 totaled negative EURO 8.7 million, compared to negative EURO 4.8 million in 2000. Adjusted EBITDA excludes certain operating expenses that we believe are of a non-recurring nature. In particular, we have excluded from the computation of Adjusted EBITDA for 2001 impairment charges of approximately EURO 12.4 million and restructuring charges of approximately EURO 1.6 million discussed above under "Operating expenses--Restructuring, impairment and other charges." The increase in negative Adjusted EBITDA for 2001 was primarily due to the high selling, general and administrative expenses we incurred in connection with our efforts to expand our customer base in the United Kingdom prior to our decision to restructure our U.K. operations in the second quarter of 2001 and decreased revenue resulting from our decision to restructure these operations and exit the U.K. market.


YEAR ENDED DECEMBER 31, 2000 COMPARED TO YEAR ENDED DECEMBER 31, 1999

     REVENUE

     In the fourth quarter of 2000, we adopted, effective January 1, 2000, Staff Accounting Bulletin 101, "Revenue Recognition in Financial Statements"
("SAB 101"), which requires deferral and amortization of certain installation and start-up revenues over the longer of the contract period or the expected customer relationship. Previously such revenues were recognized upon service activation. Unless otherwise indicated, all revenue figures for the year ended December 31, 2000 reflect the adoption of SAB 101.

     Excluding the effect of SAB 101, our total revenue was approximately EURO
33.6 million for the year ended December 31, 2000, an increase of EURO 30.7 million from EURO 2.9 million for the year ended December 31, 1999. As adjusted for SAB 101, our revenue was EURO 31.5 million for the year ended December 31, 2000. We attribute this increase in revenue to our overall growth resulting from the implementation of our business plan and the rapid deployment of our networks. Specifically, the increase resulted from growth of our customer base, an increase in traffic over our networks and a heightened demand for services from existing customers. For the year ended December 31, 2000, revenue from retail services totaled EURO 10.4 million; revenue from wholesale services totaled EURO 13.1 million; and revenue from Internet data centers, web hosting and other Internet-related services totaled EURO 8.0 million.

     OPERATING EXPENSES

     NETWORK COSTS

     Our network costs for the year ended December 31, 2000 increased to approximately EURO 33.0 million from EURO 2.3 million for the previous year. This increase resulted primarily from the continued deployment of our networks in France and Germany and the associated costs of establishing interconnection and leasing arrangements. Additionally, the increase was also attributable to increased customer traffic, which resulted in higher interconnection payments to the incumbent telecommunications operators.

     SELLING, GENERAL AND ADMINISTRATIVE EXPENSES

     For the year ended December 31, 2000, selling, general and administrative expenses totaled approximately EURO 79.6 million, compared to approximately EURO
30.3 million for the year ended December 31, 1999. This increase resulted primarily from the rapid growth in the number of personnel, the expenses related to wages and salaries and our heavy reliance throughout the year on external consultants for management information system implementation. Additionally, the increase was also attributable to administrative and start-up costs associated with the launches of our Internet data centers facilities.

     ALLOCATED COSTS FROM AN AFFILIATE

     For the year ended December 31, 2000, we recorded approximately EURO 12.1 million of costs allocated from an affiliate, compared with approximately EURO
6.2 million for the year ended December 31, 1999. This increase was primarily a result of increased personnel, legal and accounting costs allocated from CableTel Management, Inc.

     NON-CASH COMPENSATION CHARGES

     We incurred amortization of stock-based compensation expense of approximately EURO 7.0 million under our fixed stock option plan for the year ended December 31, 2000. This amount was based on deferred compensation at the date of grant totaling approximately EURO 25.1 million.

     We incurred additional stock-based compensation expense of approximately EURO 41.9 million upon completion of our initial public offering in March 2000 due to the resulting vesting of certain CompleTel LLC performance-based vesting common units held by our employees in connection with a qualified public offering. This compensation expense was based on the IPO price of EURO 17.50 per share. In addition, based upon our value as indicated in the IPO, we recorded compensation expense and deferred compensation at the IPO date of approximately EURO 24.0 million and EURO 74.9 million, respectively, for performance-based vesting units that would not have vested as a result of the IPO but that may vest upon a qualified sale by Madison Dearborn Partners or in May 2005 based on a deemed vesting date. For the year ended December 31, 2000, we reduced previously recorded compensation expense by approximately EURO 17.9 million and deferred compensation by approximately EURO 63.8 million, based on the closing price per share on December 31, 2000. These non-cash compensation charges are attributable to employees whose salary and benefits were otherwise classified within selling, general and administrative expenses.

     DEPRECIATION AND AMORTIZATION

     Depreciation and amortization increased to approximately EURO 22.0 million for the year ended December 31, 2000, from approximately EURO 4.3 million for the previous year. The majority of this increase resulted from the build-out of our MANs throughout France and Germany. We started recording network depreciation during the quarter ended June 30, 1999 when we initiated network services.

     OTHER INCOME AND EXPENSE

     During the year ended December 31, 2000, we had interest income of approximately EURO 22.4 million, compared with interest income of approximately EURO 2.4 million for the year ended December 31, 1999. The increase is the result of the investment of our IPO proceeds and proceeds from our senior notes due 2010.

     During the year ended December 31, 2000, we incurred interest expense of approximately EURO 29.0 million, net of approximately EURO 10.1 million of capitalized interest. For the year ended December 31, 1999, interest expense totaled approximately EURO 7.9 million, net of capitalized interest of approximately EURO 1.4 million. The interest expense recorded is the cash interest due on our senior notes due 2010, the accretion of our senior discount notes due 2009 and the amortization of deferred financing costs.

     FOREIGN EXCHANGE LOSS AND OTHER EXPENSE

     For the year ended December 31, 2000, we recorded an EURO 18.9 million foreign exchange loss. The foreign exchange loss in 2000 is attributable primarily to the requirement that we invest the cash proceeds of our debt and equity offerings in U.S. treasury bills, pending receipt of an exemption from regulations under the Investment Company Act of 1940. We received that exemption in August 2000. Additionally, we also recorded an unrealized foreign exchange loss of EURO 5.0 million related to our U.S. dollar-denominated senior discount notes.

     NET LOSS

     Our net loss for the year ended December 31, 2000 was EURO 200.5 million, compared to a net loss of approximately EURO 49.8 million for the prior year. This increase resulted primarily from total non-cash compensation charges of approximately EURO 60.6 million, in addition to the general increases in the operating expenses as described above.

     SEGMENT INFORMATION


     GENERAL

     Historically, we have evaluated our development efforts according to the geographic location of our markets. The key operating performance measures used by our management in this evaluation include revenue growth and a measure we refer to as Adjusted EBITDA. Earnings before deducting interest, taxes, depreciation and amortization, or EBITDA, is a measure commonly used in the telecommunications industry. In calculating Adjusted EBITDA, which we believe is a more helpful performance measure of our operating segments, we exclude (in addition to interest, taxes, depreciation and amortization) non-cash compensation charges and foreign exchange loss and other expenses, including restructuring, impairment and other charges, as well as other non-recurring operating expenses. We believe that Adjusted EBITDA provides both our management and investors with a measure of the operating results of our segments that is unaffected by the financing and accounting effects of gains and losses that are either of a non-recurring nature or are not closely related to the operating performance of these segments. For example, Adjusted EBITDA eliminates the effect of one-time gains or losses such as restructuring, impairment and other charges, which we believe are of a non-recurring nature. Adjusted EBITDA also eliminates the effect of interest, foreign exchange loss and other expenses, which we believe relate to general trends in global capital markets (such as exchange and interest rates), but are not necessarily indicative of our segments' operating performance. Finally, Adjusted EBITDA eliminates the effect of non-cash compensation charges and credits, as these reflect the closing price of our shares at the end of each fiscal quarter and thus are influenced by trends in capital markets that are not necessarily related to the operating performance of our segments.

     Adjusted EBITDA is not derived pursuant to generally accepted accounting principles and therefore should not be considered as an alternative to operating income (loss), as an alternative to cash flows from operating activities, or as a measure of liquidity. Furthermore, we are not aware of any uniform standards for determining Adjusted EBITDA. Presentations of Adjusted EBITDA may not be calculated consistently by different companies in the same or similar businesses. As a result, our reported Adjusted EBITDA may not be comparable to similarly titled measures used by other companies.


     FRANCE

     In France, we had revenue of approximately EURO 23.0 million for the year ended December 31, 2000, compared to approximately EURO 1.9 million for the year ended December 31, 1999. Revenue from our French operations represented 73% of our total revenue for the year ended December 31, 2000. We experienced steady growth of revenue from retail customers in the seven French cities in which our MANs were operating and our total signed customer base in France grew to 787 customers as of December 31, 2000. The increase in our customer base and traffic resulted in a total of 671 million minutes of use carried over our networks in France in 2000. During the year ended December 31, 2000, revenue from our Internet data centers, web hosting and other Internet-related services generated 10% of our revenue in France.

     Operating expenses in France totaled approximately EURO 77.8 million for the year ended December 31, 2000, compared to approximately EURO 29.1 million for 1999. This increase is primarily a result of increased network costs associated with the growth in our connected customer base and an increase in French employees to 433 as of December 31, 2000, from 253 as of December 31, 1999. Additionally, depreciation and amortization in France increased as a result of the build-out of our MANs in our French markets.


     Adjusted EBITDA in France for the year ended December 31, 2000 totaled negative EURO 54.9 million, compared to negative EURO 27.2 million in 1999. This increase was primarily the result of high network costs associated with the growth of our customer base and the increase in selling, general and administrative expenses associated with the growth in our employee headcount discussed above.

     GERMANY

     In Germany, we had revenue of approximately EURO 2.9 million for the year ended December 31, 2000, compared to no revenue for the year ended December 31, 1999. This revenue represented 9% of our revenue for the year ended December 31, 2000. The increase in revenue in Germany resulted from the fact that we did not begin to carry traffic on our MANs in Germany until November 1999. As of December 31, 2000, we had approximately 110 signed customers in Germany and carried over 44 million minutes of use in Germany. Additionally, revenue from our Internet data centers, web hosting and other Internet-related services cumulatively generated 10% of our revenue in Germany for the year ended December 31, 2000.

     Operating expenses in Germany totaled approximately EURO 35.3 million for the year ended December 31, 2000, compared to approximately EURO 5.3 million for 1999. This increase is primarily a result of increased network costs associated with the growth in our connected customer base. During this period, selling, general and administrative expenses increased because of the hiring of additional employees. Total headcount in Germany increased to 213 employees as of December 31, 2000, from 49 employees as of December 31, 1999. Additionally, depreciation and amortization in Germany increased as a result of the build-out of our MANs in our German markets.


     Adjusted EBITDA in Germany for the year ended December 31, 2000 totaled negative EURO 32.3 million, compared to negative EURO 5.3 million in 1999. The primary reasons for this increase were the high network costs and the high selling, general and administrative expenses we incurred in our efforts to penetrate this market.


     THE UNITED KINGDOM

     In the United Kingdom, we had revenue of approximately EURO 5.6 million for the year ended December 31, 2000, compared to approximately EURO 1.0 million for the year ended December 31, 1999. Revenue derived from our Internet data center in London, our web hosting and other Internet-related services, represented 64% of revenue in the United Kingdom for the year ended December 31, 2000. Miscellaneous dial-up services contributed EURO 2.0 million, which represented 36% of our revenue in the United Kingdom in 2000.

     Operating expenses in the United Kingdom totaled approximately EURO 10.4 million for the year ended December 31, 2000, compared to approximately EURO 2.3 million for 1999. This increase is primarily a result of the acquisition of the iPcenta business and the increase in selling, general and administrative expenses associated with anticipated growth in that market.


     Adjusted EBITDA in the United Kingdom for the year ended December 31, 2000 was negative EURO 4.8 million, compared to negative EURO 1.3 million in 1999. This increase was primarily the result of a sharp increase in selling, general and administrative expenses associated with the growth in our employee headcount during the year as a result of our acquisition of the iPcenta business.

STATEMENTS OF CASH FLOWS

     We had cash and cash equivalents of approximately EURO 81.6 million as of December 31, 2001, a decrease of EURO 280.1 from approximately EURO 361.7 million as of December 31, 2000. Additionally, as of December 31, 2001, we had approximately EURO 24.8 million of restricted investments placed in escrow for debt service. As of December 31, 1999, we had cash and cash equivalents of approximately EURO 57.1 million.

     Details of the change in cash and cash equivalents since inception are set forth in the table below.

                                                                                   YEAR ENDED DECEMBER 31,
                                                                                   -----------------------
                                                                            2001             2000              1999
                                                                       -------------    -------------    ---------------
                                                                                    (EURO, IN THOUSANDS)
Cash flows from operating activities............................       EURO (102,831)   EURO  (96,890)   EURO    (39,591)
Cash flows from investing   activities..........................            (147,035)        (274,192)           (69,630)
Cash flows from financing activities............................             (29,679)         678,762            155,610
Effect of exchange rates on cash................................                (540)          (3,097)             9,254
                                                                       -------------    -------------    ---------------
Net increase (decrease) in cash and cash equivalents............            (280,085)         304,583             55,643
Cash and cash equivalents at beginning of period................             361,698           57,115              1,472
                                                                       -------------    -------------    ---------------
Cash and cash equivalents at end of period......................       EURO   81,613    EURO  361,698    EURO     57,115
                                                                       =============    =============    ===============

     CASH FLOWS FROM OPERATING ACTIVITIES

     During the year ended December 31, 2001, we used approximately EURO 102.8 million in operating activities, a EURO 5.9 million increase from the approximately EURO 96.9 million used in operating activities for the year ended December 31, 2000. This increase in cash used for operating activities was primarily related to the significant growth of our customer base and the associated increased selling, general and marketing costs, an increase in network costs and additional capital expenditures resulting from planned network expansion.

     During the year ended December 31, 2000, we used approximately EURO 96.9 million in operating activities, a EURO 57.3 million increase from the approximately EURO 39.6 million used in operating activities for 1999. This increase was primarily related to the substantial organization and start-up costs we continued to incur in the development of our networks during 2000 and the associated increased selling, general and marketing costs, an increase in network costs and additional capital expenditures outlays resulting from planned network expansion.

     CASH FLOWS FROM INVESTING ACTIVITIES

     We used approximately EURO 147.0 million in investing activities during the year ended December 31, 2001, compared to using approximately EURO 274.2 million for the year ended December 31, 2000. The decrease was primarily due to proceeds from the issue of our senior note being placed in escrow in 2000, and lower capital expenditure as we completed the build out of our MANs.

     Our cash flow from investing activities was approximately EURO 274.2 million for the year ended December 31, 2000, compared to a net reduction of approximately EURO 69.6 million during the prior year. The increase in cash flow was primarily due to investment of the proceeds from our IPO during the first quarter of 2000 in property and equipment and the purchase of approximately EURO
69.7 million of securities to secure interest and principal payments under our senior notes due 2010.

     CASH FLOWS FROM FINANCING ACTIVITIES

     We used approximately EURO 29.7 million of cash for financing activities during the year ended December 31, 2001, compared to EURO 678.8 million of cash flows provided by financing activities for the year ended December 31, 2000. The change was due primarily to the net proceeds from our IPO being reflected in 2000 and approximately EURO 28.9 million used to repurchase a portion of our outstanding senior notes due 2010 in 2001.

     We had approximately EURO 678.8 million of cash flows from financing activities during the year ended December 31, 2000, compared to EURO 155.6 million for the year ended December 31, 1999. The increase was due to the net proceeds from our IPO and our senior notes due 2010, less approximately EURO
14.9 million used to repurchase a portion of our outstanding senior discount notes due 2009. Cash flows from financing activities during 1999 resulted from proceeds from our senior discount note offering and equity contributions from CompleTel LLC.

LIQUIDITY AND CAPITAL RESOURCES

     The telecommunications business is capital intensive. We used and will continue to need large amounts of capital to fund capital expenditures, working capital, debt service and operating losses. As of March 31, 2002, we had EURO
56.2 million of unrestricted cash and cash equivalents, and EURO 25.0 million of restricted investments.

     While we previously estimated our funding gap (that is, the additional financing required to bring us to cash flow breakeven) to be approximately EURO 60 million to EURO 90 million, based on (i) the anticipated elimination of interest payments upon the exchange or retirement of our outstanding debt securities pursuant to the recapitalization plan described above, (ii) the cash savings from the sale of our German and UK operations and cost reductions at our European headquarters, and (iii) the lower cash requirements related to selling, general and administrative expenses and capital expenditures resulting from our restructuring efforts, we currently estimate our funding gap to be approximately EURO 30 million. We expect that, upon the completion of the recapitalization plan described above, our existing cash balances, the additional equity infusion together with the anticipated cash flow from our operations, will be sufficient to fully fund our restructured operations to cash flow breakeven.

     In March 2000, we completed the initial public offering of our ordinary shares. We issued 31,280,000 ordinary shares in exchange for gross proceeds of approximately EURO 551.4 million.

     Since January 1998, CompleTel LLC, our former ultimate parent, has received EURO 114.3 million in private equity contributions, of which EURO 63.0 million was contributed to our French operating subsidiary, EURO 42.3 million was contributed to our German operating subsidiary, EURO 2.3 million was contributed to us, and the remainder was retained by CompleTel LLC for start up expenditures incurred on our behalf.

     In April 2000, we completed an offering of an aggregate EURO 200 million 14% senior notes due 2010. A portion of the proceeds were used to repurchase U.S.$27.0 million (EURO 27.6 million) principal amount at maturity of our existing 14% senior discount notes due 2009. We lent approximately EURO 78.0 million of the net proceeds to our wholly-owned subsidiary which used the funds to invest in a portfolio of securities which is pledged as security for the 14% senior notes due 2010. We are using the proceeds of these pledged securities to make the first six interest payments on the 14% senior notes due 2010.

     In February 1999, we and CompleTel Holdings LLC completed a units offering consisting of U.S. dollar denominated 14% senior discount notes due 2009 and class B interests in CompleTel Holdings LLC resulting in gross proceeds in respect of the units of approximately EURO 67.1 million, of which EURO 63.1 million was allocated to the 14% senior discount notes due 2009, which represents a substantial discount from the EURO 131.9 million aggregate stated principal amount at maturity of the notes. The remaining EURO 4.0 million was allocated to the class B interests of CompleTel Holdings LLC. Cash interest will not accrue on the 14% senior discount notes due 2009 prior to February 15, 2004. Commencing February 15, 2004, cash interest on the notes will accrue at 14% per annum and will be payable in cash on August 15 and February 15 of each year. The notes mature on February 16, 2009. In April 2000, we repurchased EURO 27.6 million principal amount at maturity for EURO 14.9 million.

     During the year ended December 31, 2001, as part of our effort to improve our financial position, we repurchased a total of EURO 78.1 million principal amount of our senior notes due 2010 for a total purchase price of EURO 28.9 million, including EURO 17.7 million in restricted cash released from the escrow established for these notes. We purchased these bonds in the open market.

     The proceeds from the offerings of our senior notes and ordinary shares are held and managed by our wholly-owned subsidiary, CompleTel ECC BV, which serves as our European centralized cash manager. We have loan agreements in place whereby on a periodic as-needed basis, each of the operating subsidiaries request funding from ECC BV through the establishment of inter-company loans. Consequently, we minimize the amount of cash held by our subsidiaries and optimize the returns on our cash resources by using centralized accounts.

     The following table presents our contractual obligations and commercial commitments for the periods indicated, as of March 31, 2002:

---------------------------------------------------------------------------------------
                                                      Payments due by period
       Description                                    (in thousands of euro)
      of obligation                       ---------------------------------------------
      or commitment                        Total       2002     2003-2004    thereafter
---------------------------------------------------------------------------------------
Long-term debt, principal                 225,963          -            -       225,963
Long-term debt, interest                      231         15           44           172
Operating Leases                           62,857     11,998       24,134        26,725
Other long-term debt                        6,532        200          609         5,723
                                          ---------------------------------------------

Total obligations/commitments             295,583     12,213       24,787       258,583
---------------------------------------------------------------------------------------

CAPITAL EXPENDITURES

     During the three months ended March 31, 2002, we made capital expenditures of approximately EURO 8.5 million. These capital expenditures were primarily for connecting customers to our MANs and include capitalized interest of EURO 0.9 million. During the three months ended March 31, 2001, we made capital expenditures of approximately EURO 56.9 million for property and equipment necessary to deploy networks in our initial markets. The decrease in capital expenditures during the first three months of 2002 is attributable to the completion of the build out of our MANs during 2001. Our current focus is on connecting new customers to our existing MANs. Generally, adding additional customers to an existing network involves lower expenses for each euro of revenue generated in comparison to deployment of new MANs.

     During the year ended December 31, 2001, we made capital expenditures of approximately EURO 165 million. These capital expenditures were for property and equipment necessary to deploy networks and to connect customers to our MANs and include capitalized interest of EURO 14.2 million. During the years ended December 31, 2000 and 1999, we made capital expenditures of approximately EURO
230.2 million and EURO 97.1 million, respectively, for property and equipment necessary to deploy networks in our initial markets. The decrease in capital expenditures for 2001 is attributable to the completion of the build out of our MANs during the year and to our increased concentration on network development to connect new customers to our existing MANs, which generally involves lower expenses in comparison to deployment of new MANs.

     Assuming we obtain the additional funding we need, we currently estimate that we will make aggregate capital expenditures of approximately EURO 30 million to EURO 35 million for the year ending December 31, 2002, most of which will be expended to connect new customers to our MANs. The actual amount and timing of our future capital requirements may differ materially from our current estimates, and additional financing may be required in the event of departures from our current business plans and projections, including those caused by unforeseen delays, cost overruns, engineering design changes, demand for our services that varies from our expectations, adverse regulatory, technological or competitive developments, difficulties, delays in obtaining necessary rights-of-way, or major changes in market conditions.

CRITICAL ACCOUNTING POLICIES AND ESTIMATES

     The discussion and analysis of our financial condition and results of operations are based upon our consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the Unites States. The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets and liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities as of the date of our financial statements. Actual results may differ for these estimates under different assumptions or conditions.

     Critical accounting policies are defined as those that are reflective of significant judgments and uncertainties, which would potentially result in materially different results under different assumptions and conditions. We believe that our critical accounting policies are limited to those described below. For a detailed discussion on the application of these and other accenting policies, see Note 2 "Summary of Significant Accounting Policies" in the notes to the consolidated financial statements as of and for the year ended December 31, 2001.

     REVENUE RECOGNITION

     Revenue related to non-installation services offered by the Company is recognized in the period the services are delivered.

     Installation revenue is initially deferred upon installation and invoicing and recognized as revenue over the expected life of the service. Based on our experience with the churn rate for our services, we determined that the average life of these services is three years.

     RECOVERABILITY OF LONG LIVED ASSETS

     We assess the impairment of long-lived assets whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Factors we consider important which could trigger an impairment review include the following:

          - significant underperformance relative to expected historical or projected future operating results;

          - significant changes in the manner of our use of the acquired assets or the strategy for our overall business;

          -    significant negative industry or economic trends.

     When we determine that the carrying value of long-lived assets may not be recoverable based upon the existence of one or more of the above indicators of impairment, we evaluate the future anticipated cash flows to determine if we need to take an impairment charge. If the sum of the expected future cash flows (undiscounted and without interest charges) is less than the carrying amount of the assets, we recognize an impairment loss. The measurement of the impairment loss is based on the fair value of the asset, which we generally determine using a discounted cash flow approach. Additionally, we include recent comparable transactions in the market in our analysis of fair value.

     ALLOWANCE FOR DOUBTFUL ACCOUNTS

     The allowance for doubtful accounts is based upon our assessment of probable loss related to overdue accounts receivable. The allowance is maintained on the books either until receipt of payment, or until the account is deemed non-collectible. We maintain allowances for doubtful accounts for estimated losses resulting from the inability of our customers to make required payments. We have attempted to reserve for expected losses based on our past experience and believe our reserves to be adequate. If the financial condition of our customers were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required.

NEW ACCOUNTING PRONOUNCEMENTS


     In June 2001, the Financial Accounting Standards Board authorized the issuance of Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations" ("SFAS 141") and SFAS No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"). SFAS 141 requires the use of the purchase method of accounting for all business combinations initiated after June 30, 2001. SFAS 142 requires intangible assets to be recognized if they arise from contractual or legal rights or are "separable," i.e., it is feasible that they may be sold, transferred, licensed, rented, exchanged or pledged. As a result, it is likely that more intangible assets will be recognized under SFAS 142 than its predecessor, APB Opinion No. 16 although in some instances previously recognized intangibles will be subsumed into goodwill.


     Under SFAS 142, goodwill will no longer be amortized on a straight-line basis over its estimated useful life, but will be tested for impairment on an annual basis and whenever indicators of impairment arise. The goodwill impairment test, which is based on fair value, is to be performed on a reporting unit level. A reporting unit is defined as a SFAS No. 131 operating segment or one level lower. Goodwill will no longer be allocated to other long-lived assets for impairment testing under SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of." Additionally, goodwill on equity method investments will no longer be amortized; however, it will continue to be tested for impairment in accordance with APB Opinion No. 18, "The Equity Method of Accounting for Investments in Common Stock". Under SFAS 142, intangible assets with indefinite lives will not be amortized. Instead, they will be carried at the lower of cost or market value and be tested for impairment at least annually. All other recognized intangible assets will continue to be amortized over their estimated useful lives.

SFAS 141 and 142 are effective for fiscal years beginning after December 15, 2001. We do not anticipate that the adoption of these statements will have a material impact on our results of operations or financial position.

     In August 2001, the Financial Accounting Standards Board issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". SFAS No. 144 establishes a single accounting model for long-lived assets to be disposed of by sale consistent with the fundamental provisions of SFAS 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of". While it supersedes APB Opinion 30 "Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions" it retains the presentation of discontinued operations but broadens that presentation to include a component of an entity (rather than a segment of a business). However, discontinued operations are no longer recorded at net realizable value and future operating losses are no longer recognized before they occur. Under SFAS No. 144 there is no longer a requirement to allocate goodwill to long-lived assets to be tested for impairment. It also establishes a probability weighted cash flow estimation approach to deal with situations in which there are a range of cash flows that may be generated by the asset being tested for impairment. SFAS No. 144 also establishes criteria for determining when an asset should be treated as held for sale.

     SFAS No. 144 is effective for fiscal years beginning after December 15, 2001 and interim periods within those fiscal years, with early application encouraged. The provisions of the Statement are generally to be applied prospectively. We estimate that adoption of SFAS 144 on January 1, 2002, did not have a material impact on our results of operations, financial position, or cash flows.

III. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

INVESTMENT PORTFOLIO AND INTEREST RATE SENSITIVITY

     Our investment policy is currently limited by the indentures for our outstanding notes. We are restricted to investing in financial instruments with maturity of one year or less (with certain limited exceptions). We are required to utilize investments that meet high credit quality standards, such as obligations of the U.S. government or any European Economic Community member government or any agency thereof guaranteed by the country, certificates of deposits, money market deposits, and commercial paper with a rating of A-1 or P-1.

     Interest income earned on our investment portfolio is affected by changes in short-term interest rates. We are thus exposed to market risk related to changes in market interest rates. To date, we have managed these risks by monitoring market rates and the duration of our investments.

IMPACT OF FOREIGN CURRENCY RATE CHANGES

     Our revenues, costs, assets and liabilities are, for the most part, denominated in euro, which is our functional currency, effective January 1, 2000. Therefore, we are exposed to changes in currency exchange rates due to our U.S. dollar denominated debt. The senior discount notes which we issued in February 1999 expose us to exchange rate fluctuations as the payment of principal and interest on the notes will be made in dollars, and a substantial portion of our future cash flows used to service these payments will be denominated in euro.

     Based on the total March 31, 2002 US dollar borrowings under the senior discount notes, a hypothetical 10% variance in the US dollar to euro exchange rate would create additional foreign exchange results of approximately EURO 9.1 million.

     Our operating subsidiaries' monetary assets and liabilities are subject to foreign currency exchange risk if purchases of network equipment and services are denominated in currencies other than the subsidiary's own functional currency. However, the majority of such purchases to date have been based on each subsidiary's functional currency.

     The spot rates for the euro are shown below expressed in dollar per one euro.

December 31, 1998...........................................     U.S.$  1.181(1)
December 31, 1999...........................................     U.S.$  1.007
December 31, 2000...........................................     U.S.$  0.942
December 31, 2001...........................................     U.S.$ 0.8901
March 31, 2002..............................................     U.S.$ 0.8702

-----------

(1) Based on the exchange rate as of January 4, 1999, the date on which the Euro Noon Buying Rate was first quoted.

                                                                        ANNEX I

                 2002 PROXY - Extraordinary Shareholders Meeting
                              COMPLETEL EUROPE N.V.
         --------------------------------------------------------------
           THIS PROXY IS BEING SOLICITED ON BEHALF OF THE SUPERVISORY
           BOARD AND BOARD OF MANAGEMENT OF COMPLETEL EUROPE N.V. FOR
              THE EXTRAORDINARY SHAREHOLDERS MEETING TO BE HELD ON
                            TUESDAY, AUGUST 20, 2002


         The undersigned, who is a registered holder of ordinary shares of CompleTel Europe N.V. ("CompleTel"), hereby constitutes and appoints John Hugo and Stefan Sater, and each of them, true and lawful attorneys and proxies, with full power of substitution, for and in the name, place and stead of the undersigned, to attend the extraordinary shareholders meeting of CompleTel, to be held at the World Conference Center, Schipholboulevard 127, 1118 BG, Schiphol, The Netherlands, on Tuesday, August 20, 2002, at 3:00 pm, local time, and any adjournment thereof, with all powers of the undersigned would possess if personally present, and to vote, in accordance with the instructions set forth in this proxy, the number of ordinary shares the undersigned would be entitled to vote if personally present.


         THIS PROXY WILL BE VOTED AS DIRECTED. IF THIS PROXY IS SIGNED, BUT NO DIRECTION IS MADE, IT WILL BE VOTED IN ACCORDANCE WITH THE
RECOMMENDATIONS OF THE SUPERVISORY BOARD AND BOARD OF MANAGEMENT OF COMPLETEL EUROPE N.V., WHICH RECOMMEND A VOTE FOR EACH OF THE PROPOSALS LISTED BELOW.



                                 IMPORTANT

         DATE, SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE SO THAT IT IS RECEIVED BY J.P. MORGAN CHASE & CO. NO LATER THAN 3:00 P.M. (NEW YORK CITY TIME) ON AUGUST 16, 2002.


              (TO BE SIGNED AND CONTINUED ON THE REVERSE SIDE)

                              SEE REVERSE SIDE

{X} Please mark your vote as shown in this example.

1. To amend our articles of association in order to provide for a 670-to-one reverse split of each of our ordinary shares, combined with a reduction in the nominal value of the resulting shares to
         (euro)0.04 per share:

                  {  } FOR {  } AGAINST     {  } ABSTAIN

2. To amend our articles of association to enable us to effect our recapitalization, as described in the attached proxy statement, in accordance with the proposal of our Board of Management, as approved by our Supervisory Board:

                  {  } FOR {  } AGAINST     {  } ABSTAIN

3. To grant discharge to the members of our Supervisory Board and Board of Management from liability in respect of the exercise of their duties in connection with our recapitalization:

                  {  } FOR {  } AGAINST     {  } ABSTAIN

4. To authorize the redemption, on July 1, 2007, of the Preferred Shares to be issued in our recapitalization in accordance with their terms:

                  {  } FOR {  } AGAINST     {  } ABSTAIN






                                                      Dated:__________, 2002

---------------------
Signature

---------------------
Joint-Owner (if any) Signature


NOTE: Please sign exactly as name appears hereon. If shares are held jointly, each joint holder should sign. Executors, administrators, trustees, guardians and other signing in a representative capacity should indicate the capacity in which they sign. An authorized officer signing on behalf of a corporation should indicate the name of the corporation and the officer's capacity.

                              ATTENDANCE FORM

                           COMPLETEL EUROPE N.V.

 EXTRAORDINARY SHAREHOLDERS MEETING TO BE HELD ON TUESDAY, AUGUST 20, 2002

The undersigned, who is a registered holder of ordinary shares of CompleTel Europe N.V. ("CompleTel"), hereby notifies CompleTel that it wishes to attend and exercise shareholder rights at the extraordinary shareholders meeting of CompleTel to be held at the World Conference Center, Schipholboulevard 127, 1118 BG, Schiphol, The Netherlands, on Tuesday, August 20, 2002, at 3:00 pm, local time, and any adjournment thereof, and requests that CompleTel add its name to the admission list for the meeting.

Please indicate by check mark if you intend to be represented at the extraordinary meeting by an agent or a power of attorney. Yes [ ] No [ ]


                                                      Dated:__________, 2002

---------------------
Signature

---------------------
Joint-Owner (if any) Signature


NOTE: Please sign exactly as name appears on this form. If shares are held jointly, each joint holder should sign. Executors, administrators, trustees, guardians and other signing in a representative capacity should indicate the capacity in which they sign. An authorized officer signing on behalf of a corporation should indicate the name of the corporation and the officer's capacity.



                                 IMPORTANT
DATE, SIGN AND RETURN YOUR ATTENDANCE FORM IN THE ENCLOSED ENVELOPE SO THAT IT IS RECEIVED BY J.P. MORGAN CHASE & CO. NO LATER THAN 3:00 P.M. (NEW YORK CITY TIME) ON AUGUST 16, 2002.